                                                                    EXHIBIT 10.9









                            ASSET PURCHASE AGREEMENT

                                       BY

                                       AND

                                      AMONG

                             INTERGRAPH CORPORATION
                 AND THE OTHER SELLING ENTITIES SPECIFIED HEREIN

                                       AND

                           UNIGRAPHICS SOLUTIONS INC.
                AND THE OTHER ACQUIRING ENTITIES SPECIFIED HEREIN

                            ASSET PURCHASE AGREEMENT
                                TABLE OF CONTENTS

                                                                           PAGE


                                    ARTICLE I
                                   DEFINITIONS

1.1      Certain Definitions..................................................1
1.2      Other...............................................................16

                                   ARTICLE II
                  THE PRINCIPAL CLOSING; INTERNATIONAL CLOSINGS

2.1      Time and Place of Principal Closing.................................16
2.2      Time and Place of International Closings............................16
2.3      Acquisition of the Acquired Assets..................................17
2.4      Closing Deliveries by Acquiring Entities............................19
2.5      Closing Deliveries by the Selling Entities..........................21
2.6      Other Deliveries....................................................24
2.7      Responsibility for the Retained Liabilities.........................24
2.8      Allocation of the Consideration for the Acquired Assets.............24
2.9      Waiver of Bulk Sales Compliance.....................................25
2.10     Waivers of Deliveries or Conditions Precedent.......................25
2.11     Customer Contracts..................................................25
2.12     Distributor Contracts...............................................26
2.13     Consents............................................................26
2.14     Interim Operation for International Selling Entities................27

                                   ARTICE III
             REPRESENTATIONS AND WARRANTIES OF THE SELLING ENTITIES

3.1      Corporate Existence and Authority...................................28
3.2      Authorization and Effect of Agreement, Etc..........................29
3.3      No Violation........................................................29
3.4      Consents............................................................30
3.5      General Warranty....................................................30
3.6      Challenges To This Agreement........................................30
3.7      Financial Statements................................................30
3.8      Accounts Receivable.................................................31
3.9      Customer Discounts..................................................31
3.10     SEC Reports.........................................................31
3.11     Absence of Changes..................................................32
3.12     Books and Records...................................................32
3.13     Taxes...............................................................32
3.14     Disputes and Litigation.............................................33
3.15     Environmental Matters...............................................34
3.16     Bank Accounts.......................................................34
3.17     Year 2000 Compliance................................................34
3.18     Rights Used; Certain Relationships..................................34
3.19     Title to Properties and Absence of Liens............................34
3.20     Real Property.......................................................35

3.21     Contracts...........................................................35
3.22     Contract Status.....................................................36
3.23     Certain Contracts...................................................37
3.24     Employees...........................................................38
3.25     Employee Benefit Matters............................................39
3.26     Compliance with Export Laws.........................................41
3.27     Inventories.........................................................41
3.28     Master Purchase Agreements..........................................41
3.29     Compliance with Law.................................................41
3.30     Projections.........................................................42
3.31     Intellectual Property...............................................42
3.32     Software............................................................46
3.33     Development and Protection of the Owned IP..........................47
3.34     Accuracy of Consent Schedules.......................................48
3.35     Confidential Information............................................48
3.36     Brokers.............................................................49
3.37     Commercial Software.................................................49

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING ENTITIES

4.1      Corporate Existence and Authority...................................50
4.2      Authorization and Effect of Agreement, Etc..........................50
4.3      No Violation........................................................51
4.4      Challenges To This Agreement........................................51
4.5      Consents............................................................51
4.6      Brokers.............................................................51

                                    ARTICLE V
                        COVENANTS OF THE SELLING ENTITIES

5.1      Consummation of Transactions........................................51
5.2      Conduct of Business.................................................52
5.3      Preservation of Business............................................52
5.4      Access to Information...............................................54
5.5      Notification of Certain Matters.....................................55
5.6      Furnishing of Information...........................................55
5.7      Non-Solicitation....................................................55
5.8      Use of Owned Software...............................................56
5.9      Expenses of Transaction.............................................56
5.10     Further Assurances..................................................56
5.11     Period of Exclusivity...............................................56
5.12     Noncompetition......................................................57
5.13     Certain Employee Benefit Matters....................................57
5.14     Intergraph Guaranty.................................................61
5.15     Enforcement of Confidentiality Agreement............................61
5.16     Confidential Information............................................62
5.17     Assistance and Cooperation..........................................62
5.18     Product Serial Numbers..............................................63

                                   ARTICLE VI
                       COVENANTS OF THE ACQUIRING ENTITIES

6.1      Consummation of Transactions........................................63
6.2      Notification of Certain Matters.....................................63
6.3      Employment..........................................................63
6.4      Assistance with Specified Contracts and Litigation Contracts........64
6.5      Trade Names and Service Marks.......................................64
6.6      EDS and USI Guaranty................................................64
6.7      Assistance and Cooperation..........................................65

                                   ARTICLE VII
                              CONDITIONS PRECEDENT
                  TO THE OBLIGATIONS OF THE ACQUIRING ENTITIES

7.1      Representations and Warranties......................................65
7.2      Performance by the Selling Entities.................................65
7.3      Prohibitions, Restrictions and Litigation...........................66
7.4      Consents............................................................66
7.5      Governmental Clearances.............................................66
7.6      Satisfactory Proceedings............................................66
7.7      Certificate of Intergraph and Certain Officers......................66
7.8      Waiver of Conditions................................................66
7.9      New Collateral Contracts............................................67
7.10     Absence of Material Adverse Change..................................67

                                  ARTICLE VIII
                              CONDITIONS PRECEDENT
                   TO THE OBLIGATIONS OF THE SELLING ENTITIES

8.1      Representations and Warranties......................................67
8.2      Performance by the Acquiring Entities...............................67
8.3      Prohibitions, Restrictions and Litigation...........................67
8.4      Consents............................................................68
8.5      Governmental Clearances.............................................68
8.6      Certificate of USI and Certain Officers.............................68
8.7      Waiver of Conditions................................................68
8.8      New Collateral Contracts............................................68

                                   ARTICLE IX
                             INDEMNIFICATION; OFFSET

9.1      Indemnification by the Acquiring Entities...........................68
9.2      Indemnification by the Selling Entities.............................70
9.3      Satisfaction of Claims..............................................72
9.4      Matters Which May Give Rise to Claims...............................73

                                    ARTICLE X
                                     GENERAL

10.1     Survival of Representations and Agreements..........................74
10.2     Termination.........................................................75
10.3     HSR Filings; Other Filings..........................................76
10.4     Expenses of Transaction.............................................76

10.5     Public Disclosure...................................................76
10.6     Notices.............................................................76
10.7     Assignment..........................................................77
10.8     Amendments; Waivers, Etc............................................77
10.9     Governing Law.......................................................78
10.10    Consent to Jurisdiction.............................................78
10.11    Arbitration.........................................................78
10.12    Specific Performance................................................80
10.13    Tax Matters.........................................................80
10.14    Number and Gender...................................................83
10.15    Section Headings, Schedules, Etc....................................83
10.16    Complete Agreement; Counterparts....................................83
10.17    Severability........................................................83
10.18    No Third Party Beneficiaries........................................84
10.19    Inconsistencies.....................................................84

                           ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March 2, 1998, by and among INTERGRAPH CORPORATION, a Delaware corporation ("Intergraph"), and the other Selling Entities (as defined below), and UNIGRAPHICS SOLUTIONS INC., a Delaware corporation ("USI"), and the other Acquiring Entities (as defined below).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Selling Entities desire to sell and transfer to the Acquiring Entities, and the Acquiring Entities desire to purchase and acquire from the Selling Entities, the Acquired Assets (as defined below), all on the terms and conditions set forth in this Agreement;

     WHEREAS, as more fully described in this Agreement, in addition to the transfer of certain of the Acquired Assets to occur at the Principal Closing (as defined below) concurrently with the execution of this Agreement, at one or more concurrent or subsequent International Closings (as defined below) provided for herein, certain Selling Entities and certain Acquiring Entities will execute and deliver Closing Agreements (as defined below), pursuant to which each applicable Selling Entity will sell and transfer certain of the Acquired Assets to each applicable Acquiring Entity at such International Closing or Closings, all upon the terms and conditions set forth in this Agreement and in each applicable Closing Agreement;

     NOW, THEREFORE, in consideration of the premises, the respective covenants, representations and warranties set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto warrant, represent, covenant and agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     1.1  Certain Definitions.  In addition to other terms defined in this
          -------------------
Agreement, the following terms, as used herein, shall have the respective meanings set forth below:

     "Accounts Receivable" as of any specified date shall mean the accounts, notes and other receivables (including without limitation any "accounts" as defined under the Uniform Commercial Code) of any Selling Entity relating to the Business as of such date, including any indebtedness arising from the sale or license of products or merchandise or the provision of services by any such Selling Entity relating to the Business and the right to payment of any interest or finance charges or similar fees or charges relating thereto.

     "Acquired Assets" shall mean all of the business, assets, properties and goodwill of every kind and description (real, personal, mixed, tangible and intangible) of the Selling Entities constituting the Business as a going concern, wherever located, and whether or not reflected in the

Books and Records of Intergraph, to which, or in which, any of the Selling Entities have any right, title or interest as of the Principal Closing Date or the applicable International Closing Date, as the case may be, by reason of ownership, use or otherwise; including, without limitation, (i) the assets reflected on the Balance Sheet, (ii) the Transferred Intellectual Property Interests and, solely with respect to the Transferred Intellectual Property Interests assigned to the Acquiring Entities pursuant to the General Bill of Sale, the Copyright Assignment, the Trademark Assignment, a Closing Agreement or any document equivalent to the Copyright Assignment or Trademark Assignment entered into in connection with an International Closing, any and all claims for damages and other relief by reason of any past infringement or misappropriation thereof, (iii) all Contract rights related to the Business, including, without limitation, maintenance, distributor, value added reseller or business partner agreements and the rights of any Selling Entity under the Purchase and Sale Agreement between Intergraph (Deutschland) GmbH, Norsk Data GmbH and Norsk Data A.S. dated April 30, 1992 related to the acquisition of the Technovision Software and all rights under the agreement related to the acquisition of the ProRen Software, (iv) customer and supplier lists, (v) sales and promotional literature, (vi) machinery, equipment, computer hardware, workstations, furniture and replacement parts which are used in the Business, (vii) production manuals, correspondence and research; (viii) personnel, financial and other Books and Records, (ix) inventories, supplies, work in progress and supplies, prepaid expenses and similar items; (x) Accounts Receivable attributable to products or services furnished on or following the Principal Closing Date and
(xi) trade association memberships that are used exclusively or primarily in connection with the Business; provided, however, that the Acquired Assets shall
                              --------  -------
not include the Retained Assets.

     "Acquiring Entities" shall mean those Persons listed as Acquiring Entities on the signature pages hereof and "Acquiring Entity" shall mean any of such Persons.

     "Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person specified (for purposes of this definition, a Person will be deemed to have control of a corporation or other entity if it holds, directly or indirectly, a greater than 50% voting interest in that corporation or other entity).

     "Agreed Courts" shall have the meaning ascribed thereto in Section 10.10.
                                                                -------------

     "Arbitration Panel" shall have the meaning ascribed thereto in Section
                                                                    -------
10.11(a)(iii).
-------------

     "Assumed Contracts" shall mean (i) those Contracts of any of the Selling Entities relating to the Business and listed in Section 2 of Schedule 3.23(a),
                                                ---------    ----------------
Schedule 3.31(b) or Schedule 3.32(b) (excluding those Contracts specifically
----------------    ----------------
identified on Schedules 3.31(b) or 3.32(b) as not being included within the
              -----------------    -------
Acquired Assets), (ii) any Successor Distributor Contract entered into pursuant to Section 2.12 hereof, and (iii) outstanding bids and accepted customer orders of the Selling Entities, in each case made in the ordinary course of business, as of the relevant Closing Date for new business with respect to the Business made in the ordinary course of business under the standard terms and conditions of the Selling Entities; provided, however, that notwithstanding any provision
                         --------  -------
in this Agreement or in any instrument of assignment or transfer, certificate or other document executed and delivered pursuant to this Agreement to the contrary, if any of such

Contracts referenced above is a Specified Contract or a Litigation Contract, then (i) such Specified Contract or Litigation Contract, as the case may be, shall be deemed not to be an Assumed Contract for any reason whatsoever under or by reason of this Agreement or any such instrument of assignment or transfer, certificate or other document, and (ii) no Acquiring Entity shall be deemed to have assumed any debt, liability or obligation whatsoever under such Specified Contract or Litigation Contract.

     "Assumed Liabilities" shall mean all executory obligations of the respective Selling Entities under the Assumed Contracts arising from and after the applicable Closing Date; provided, however, that the Assumed Liabilities
                             --------  -------
shall not include any of the Retained Liabilities.

     "BAG Products License Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "BAG Tools" shall have the meaning set forth in the BAG Products License Agreement.

     "Balance Sheet" shall have the meaning ascribed thereto in the definition of Financial Statements.

     "Balance Sheet Date" shall mean December 31, 1997.

     "Bill of Sale Transaction" shall mean the transaction at the Principal Closing with respect to which USI and Intergraph will execute and deliver the General Bill of Sale and the Transferred Intellectual Property License Agreements pursuant to which the Acquired Assets held by Intergraph are transferred and conveyed by Intergraph to USI.

     "Books and Records" shall mean all accounting, financial reporting, Tax, business, marketing, corporate and other files, documents, instruments, papers, books and records of a specified Person, including without limitation financial statements, budgets, projections, ledgers, journals, titles, manuals, Contracts, agency lists, customer lists, supplier lists, reports, computer files, retrieval programs and operating data or plans.

     "Business" shall mean the three-dimensional mechanical CAD/CAM/CAE business conducted by Intergraph and its direct and indirect subsidiaries (and/or a branch of Intergraph or any such subsidiary) through the SolidEdge and EMS product lines and which include, without, limitation, the software and related maintenance businesses for the SolidEdge, EMS, Technovision and ProRen products.

     "Business Day" shall mean a day on which federally chartered banks located in Dallas, Texas are required or authorized to open for business (other than a Saturday or Sunday) under the Legislative Enactments of the United States.

     "Bylaws" shall mean the bylaws or, as appropriate, other generally recognized body of comparable written statements (other than a Charter or its equivalent) establishing the internal organization of a Person and/or its primary relationships with its management and with its shareholders or other owners.

     "CAD II Agreements" shall mean the following Contracts between Intergraph and the Government of the United States of America: (i) Contract Number N66032-91-D-0003, dated April 8, 1991; (ii) Contract Number N66032-93-D-0021, dated August 30, 1993; and (iii) Contract Number N66032-94-D-0012, dated July 13, 1994.

     "CAD II Trademark Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "Charter" shall mean the Articles of Incorporation, Certificate of Incorporation, Memorandum and Articles of Association and/or other charter of any Person.

     "Claim" shall have the meaning ascribed thereto in Section 9.3.
                                                        -----------

     "Closing" shall mean those events which occur on the Principal Closing Date (or, with respect to International Closings, on the respective International Closing Dates) for the purpose of consummating the transactions contemplated by this Agreement in accordance with Article II.
                                  ----------

     "Closing Agreement" shall have the meaning ascribed thereto in Section
                                                                    -------
2.3(a).
------

     "Closing Date" shall mean the date on which occurs the Principal Closing or an International Closing, as the case may be.

     "COBRA" shall mean the Congressional Omnibus Budget Reconciliation Act of 1985, together with any amendments and supplements thereto, providing for health care continuation coverage under Section 4980B of the Code or Section 601 et seq. of ERISA.

     "Code" shall mean the United States Internal Revenue Code of 1986, as amended, including without limitation any successor revenue code of the United States federal government, together with the rules and regulations promulgated thereunder.

     "Competitive Activity" shall have the meaning ascribed thereto in Section
                                                                       -------
5.12(b).
-------

     "Compliance Group" shall mean the Selling Entities and any predecessors to each of the Selling Entities.

     "Compliance Property" shall mean any real or personal property, including, without limitation the Real Property, presently or previously owned, leased or used by any Person in the Compliance Group.

     "Confidentiality Contracts" shall have the meaning ascribed thereto in
Section 3.33(b).
---------------

     "Confidential Software" shall have the meaning ascribed thereto in Section
                                                                        -------
3.33(b).
-------

     "Consideration" shall have the meaning ascribed thereto in Section 2.3.
                                                                -----------

     "Consents" shall mean consents, waivers, permits, clearances, approvals and other authorizations.

     "Contract" shall mean any binding contract, agreement, understanding, lease, sublease, license, sublicense, distribution agreement, promissory note, evidence of indebtedness, indenture, instrument, mortgage, insurance policy, annuity or other binding commitment, whether written or oral.

     "Copyright Assignment" shall have the meaning ascribed thereto in Section
                                                                       -------
2.5.
---

     "Copyrights" shall mean all copyright interests comprising a part of the Business, including, without limitation, all moral rights, all common-law rights, and all rights to register and obtain renewals and extensions of copyright registrations, together with all other copyright interests accruing by reason of international copyright convention, and the right to sue for past, present, or future infringement and to collect and retain all damages and profits therefor.

     "Customer Contracts" shall have the meaning ascribed thereto in Section
                                                                     -------
3.23(a).
-------

     "Distributor Contracts" shall have the meaning ascribed thereto in Section
                                                                        -------
3.23(b).
-------

     "EDS" shall mean Electronic Data Systems Corporation, a Delaware corporation and the parent corporation of USI.

     "Employee Matter" shall mean personnel policies or practices and any employee program, plan, arrangement or understanding, whether written or oral, including all matters relating to a Contract of employment, in each case with respect to periods on or prior to the Principal Closing Date.

     "Employee Pension Benefit Plans" shall have the meaning ascribed thereto in
Section 3.25(b)(i).
------------------

     "Employee Welfare Benefit Plans" shall have the meaning ascribed thereto in
Section 3.25(a)(i).
------------------

     "EMS Code" shall have the meaning set forth in the EMS License Agreement.

     "EMS License Agreement" shall have the meaning ascribed thereto in Section
                                                                        -------
2.4.
---

     "Environmental Laws" shall mean (a) all Legislative Enactments and Official Actions relating to industrial hygiene, environmental protection, air emissions, water discharges, or the use, analysis, manufacture, transportation, generation, handling, treatment, storage or disposal of any Hazardous or Toxic Substances or the cleanup or remediation of any contamination, together with all rules and regulations promulgated with respect to any of the foregoing; and (b) all Legislative Enactments and Official Actions with respect to property transfer limitations with respect to Hazardous or Toxic Substances, whether or not conditioned upon disclosure or upon permit or approval.

     "Environmental Liabilities" shall mean any obligation or liability arising under an applicable Environmental Law.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

     "Escrow Agreement" shall have the meaning ascribed thereto in Section
                                                                   -------
2.3(c).
------

     "Financial Statements" shall mean the consolidated balance sheets for the Business at December 31, 1996 and 1997 (the "Balance Sheet") and the consolidated statements of revenues and direct expenses for the Business for the years ended December 31, 1995, 1996 and 1997, together with an audit "comfort letter" of Ernst & Young dated the Principal Closing Date with respect to the consolidated statements of revenues and direct expenses; provided that the audit report of Ernst & Young as independent auditors, on the Financial Statements (which report may be with respect to the statement of assets purchased referred to in Section 5.6 hereof in lieu of the Balance Sheet) shall be delivered as soon as practicable following the Principal Closing Date pursuant to such
Section 5.6 rather than at the Principal Closing.

     "GAAP" shall mean generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or other appropriate board or committee (other than the Emerging Standards Committee), and which are consistently applied for all periods so as to fairly reflect the financial condition, the results of operations and the cash flows of the relevant Person or Persons.

     "General Bill of Sale" shall have the meaning ascribed thereto in Section
                                                                       -------
2.3.
---

     "Hazardous or Toxic Substances" shall mean: all elements, compounds, substances, matrices or mixtures ("Materials or Substances") that are hazardous, toxic, ignitable, reactive or corrosive including without limitation the following: (i) all Materials or Substances (whether or not wastes, contaminants or pollutants) that are or become regulated by any of the Environmental Laws;
(ii) all Materials or Substances which are or become defined or described by any of the Environmental Laws as "hazardous" or "toxic" or a "hazardous waste," "extremely hazardous waste," "acutely hazardous waste" or "acute hazardous waste"; (iii) all Materials or Substances which, after release into the environment and exposure thereto (including contact, ingestion, inhalation, uptake or assimilation), in any organism (directly or indirectly, immediately or after any period of any duration) does or will cause or significantly contribute to (or may be anticipated to cause or to significantly contribute to) death, disease, disability, psychological deformations or dysfunctions, psychological or behavioral abnormalities, cancerous or pre-cancerous conditions, neurological disorders or dysfunctions, or genetic mutation or damage; (iv) all Materials or Substances listed in the U.S. Department of Transportation Hazardous Materials Table (49 CFR (S)172.101); (v) all Materials or Substances listed as a "hazardous substance" by the Environmental Protection Agency in 40 CFR (S)302.4;
(vi) petroleum and petroleum products and derivatives; (vii) phenols, polychlorinated phenols (including polychlorinated biphenols (PCBs)), asbestos or radon; (viii) all Materials or Substances that are regulated under the Atomic Energy Act of 1954, 42 USC (S)(S)2011 et seq., or otherwise by the Nuclear
                                      -- ---
Regulatory Commission; and (ix) all Materials or Substances (whether raw or processed, active or spent) that include any of the foregoing as constituents.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     "Indemnified Party" shall have the meaning ascribed thereto in Section 9.3.
                                                                    -----------

     "Indemnifying Party" shall have the meaning ascribed thereto in Section
                                                                     -------
9.3.
---

     "India Support Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "INGR Tools" shall have the meaning set forth in the INGR Tools License Agreement.

     "INGR Tools License Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "Intellectual Property" shall mean and include (a) Patents, (b) Trademarks,
(c) Copyrights and registrations of claim to Copyright, including moral rights (if any), (d) Inventions, (e) Software, (f) Trade Secrets and (g) Know-How.

     "Intergraph Fields" shall mean the following specific fields: (a) three-dimensional products, without significant capability for use as a three-dimensional mechanical system, intended primarily for data capture, design, analysis and management of infrastructure systems, such as Intergraph's highway design, utility distribution and mapping systems; and (b) three-dimensional products, without significant capability for use as a three-dimensional mechanical system, for modeling, designing (including design of component parts), analyzing, drawing production, or operation of any of the following systems which are utilized in chemical and process industry plants, ships, marine vessels, or offshore platforms, including without limitation (i) piping,
(ii) heating, ventilation and air conditioning (HVAC), (iii) cable routing, (iv) structural support systems for marine vessels, ships and offshore platforms, and
(v) process and/or instrument diagrams.

     "Intergraph Indemnitees" shall have the meaning ascribed thereto in Section
                                                                         -------
9.1.
---

     "Intergraph Losses" shall have the meaning ascribed thereto in Section 9.1.
                                                                    -----------

     "International Closing Date" shall mean any date other than the Principal Closing Date upon which an International Closing occurs.

     "International Closings" shall mean the Closings with respect to such portion of the Business conducted outside the United States as to which all conditions to such Closing have been satisfied.

     "International Selling Entity" shall mean any Selling Entity organized under the laws of a jurisdiction outside of the United States.

     "Inventions" shall mean and include novel devices, processes, compositions of matter, methods, techniques, observations, discoveries, apparatuses, designs, expressions, theories and ideas, whether or not patentable.

     "IP" shall have the meaning ascribed thereto in Section 3.31(b).
                                                     ---------------

     "IRS" shall mean the United States Internal Revenue Service.

     "Joint Fields" shall mean the following specific fields: (a) two-dimensional drafting systems (including those which may have application to the mechanical drafting market); (b) two-dimensional modeling systems (including those which may have application to the mechanical drafting market); (c) creation, publication or distribution of technical manuals; and (d) electrical CAD, CAM or CAE systems (or combinations thereof) without significant capability for use as a three-dimensional mechanical system.

     "Know-How" shall mean scientific, engineering, mechanical, electrical, marketing or practical knowledge or experience used in the operation of any of the Business.

     "Lease" shall have the meaning ascribed thereto in Section 3.20(a).
                                                       ---------------

     "Lease Agreement" shall have the meaning ascribed thereto in Section 2.4.
                                                                  -----------

     "Legal Expenses" of a Person shall mean any and all reasonable out-of-pocket fees, costs and expenses of any kind (including attorneys' and experts' fees) incurred by a Person and its counsel in investigating, preparing for, prosecuting, defending against or providing evidence, producing documents or taking other action with respect to any threatened or asserted Claim.

     "Legislative Enactments" shall mean domestic, foreign and international laws (including without limitation common law), treaties, ordinances, regulations and rules at any international, national, federal, state, local or regional level, both as presently existing and as may become effective in the future.

     "License Transactions" shall mean the transactions at the Principal Closing pursuant to which USI and Intergraph will execute and deliver the SolidEdge Common Code License Agreement, the BAG Products License Agreement, the INGR Tools License Agreement, the Trademark License Agreement and the Patent License Agreement pursuant to which certain of the Transferred Intellectual Property Interests are licensed to USI, subject to the terms set forth in such agreements.

     "Lien" shall mean any lien, mortgage, security interest, tax lien, financing statement, pledge, assessment, lease, sublease, adverse claim, levy, charge, hypothecation or other encumbrance of any kind or nature whatsoever including without limitation any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

     "Litigation Contract" shall mean any Contract relating to the Business pursuant to which a suit, action, litigation or proceeding exists as of the applicable Closing Date between the applicable Selling Entity and one or more of the other Persons that are party thereto in or before any Tribunal.

     "Loss Amount" shall have the meaning ascribed thereto in Section 2.14.
                                                              ------------

     "Losses" shall have the meaning ascribed thereto in Section 9.1.
                                                         -----------

     "LTS Tools" shall mean the Third Party Software described on Schedule
                                                                  --------
3.31(b)F.2. hereof.
-----------

     "Master Purchase Agreements" shall have the meaning ascribed thereto in
Section 3.28.
------------

     "Materials or Substances" shall have the meaning ascribed thereto in the definition of Hazardous or Toxic Substances.

     "Miscellaneous Software Components" shall have the meaning ascribed thereto in the definition of "Software."

     "Non-Compete Covenant" shall mean any provision, covenant or obligation binding on any Selling Entity that limits or restricts in any manner whatsoever (whether during any particular period of time from and after the applicable Closing Date, in certain geographic areas or otherwise) the ability of any of the Acquiring Entities, any of their Affiliates or any of the employees, acting in his or her capacity as an employee of an Acquiring Entity or an Affiliate of the same, of any of the Acquiring Entities or their Affiliates (a) to engage in any line of business or to sell any products or services, or (b) to compete with or to obtain products or services from any Person, in each case during any period of time after the applicable Closing Date.

     "Not-Owned IP" shall have the meaning ascribed thereto in Section 3.31(b).
                                                               ---------------

     "Not-Owned Software" shall have the meaning ascribed thereto in Section
                                                                     -------
3.32(b).
-------

     "Official Action" shall mean any domestic or foreign decision, order, writ, injunction, decree, judgment, award or any determination, both as presently existing or as may become effective in the future, by any Tribunal.

     "Owned IP" shall have the meaning ascribed thereto in Section 3.31(a).
                                                           ---------------

     "Owned Software" shall have the meaning ascribed thereto in Section
                                                                 -------
3.32(a).
-------

     "Ownership Interests" shall mean the ownership interests in any Person, whether classified as debt, equity, profit-sharing or some other type of ownership interest, including without limitation capital stock, bonds, notes or other securities.

     "Patent License Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "Patents" shall mean all domestic and foreign patents (including, without limitation, certificates of invention, utility models, and other patent equivalents), provisional applications, patent applications and patents issuing therefrom, as well as any division, continuation, continuation in part, reissue, extension, reexamination certification, revival or renewal of any patent, all inventions and subject matter related to such patents, in any and all forms, and all patents and applications for patents related to such patents, including the right to sue for past, present, or future infringement and to collect and retain all damages and profits therefor.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, an agency of the United States government.

     "Permits and Orders" shall have the meaning ascribed thereto in Section
                                                                     -------
3.15(e).
-------

     "Permitted Encumbrance" shall have the meaning ascribed thereto in Section
                                                                        -------
3.19.
----

     "Person" shall mean any natural person, corporation, limited liability company, general partnership, limited partnership, joint venture, proprietorship, trust, association, unincorporated association, Tribunal or other entity of any kind.

     "Powers of Attorney" shall mean the separate powers of attorney executed and delivered by each of the Selling Entities substantially in the form of Exhibit A hereto and each of the Acquiring Entities substantially in the form of
---------
Exhibit B hereto, in each case effective as of the Principal Closing Date.
---------

     "Prepaid Maintenance Contracts" shall have the meaning set forth in Section
                                                                         -------
3.23(a).
-------

     "Prime Rate" shall mean a fluctuating rate of interest equal to the prime rate or reference rate of interest announced or published from time to time, at the rate in effect immediately before the first business day in each month at Citibank, N.A. in New York, New York; provided, however, that in no event shall such interest rate exceed the maximum rate of interest allowed by applicable law.

     "Principal Closing" shall mean the Closing of the Bill of Sale Transaction and any International Closing occurring concurrently therewith.

     "Principal Closing Date" shall have the meaning ascribed thereto in Section
                                                                         -------
2.1.
---

     "Proceedings" shall have the meaning ascribed thereto in Section 10.10.
                                                              -------------

     "Profit Amount" shall have the meaning ascribed thereto in Section 2.14.
                                                                ------------

     "Projections " shall have the meaning ascribed thereto in Section 3.30.
                                                               ------------

     "Real Property" shall mean that real property (together with the fixtures and improvements thereon) owned or leased (as lessor, sublessor, lessee or sublessee) by any of the Selling Entities and used in the current conduct of the Business, as more fully described in Section 1 of Schedule 3.20(a).
                                     ---------    ----------------

     "Request" shall have the meaning ascribed thereto in Section 9.3.
                                                          -----------

     "Retained Assets" shall mean (a) the Charter, Bylaws, corporate seal, minute books, stock certificates and stock record books, and stock transfer ledgers of the Selling Entities; (b) the

Customer Contracts; provided, however, that the retention of such Contracts
                    --------  -------
shall not diminish the rights of the Acquiring Entities under Section 2.11 hereof; (c) the Distributor Contracts; other than those Distributor Contracts which will have been amended prior to the Principal Closing to relate exclusively to the Business as contemplated by Section 2.12 hereof; (d) the Master Purchase Agreements and any general corporate or administrative assets or services furnished by Intergraph for the benefit of all of its business units, subsidiaries or divisions and not principally to the Business, including, without limitation, accounting and legal support and the services provided under the Transition Services Agreement; (e) employee benefit agreements, plans or arrangements maintained by any of the Selling Entities, except with respect to those transfers contemplated by Section 5.13 hereof; (f) all Accounts Receivable of the Business, except to the extent any such Accounts Receivable are attributable to products or services furnished on or following the Principal Closing Date; (g) the Selling Entities Tax Returns and such other tax returns and reports, general ledgers and any other books, records, files or correspondence not directly and exclusively pertaining to the Business; (h) personnel Books and Records not relating to the Transitioned Employees; (i) except as otherwise expressly provided in Section 6.5, the name and mark
                                          -----------
"Intergraph Corporation"; (j) solely with respect to the Transferred Intellectual Property Interests which are not assigned to an Acquiring Entity pursuant to the General Bill of Sale, the Copyright Assignment, the Trademark Assignment, a Closing Agreement or any document equivalent to the Copyright Assignment or Trademark Assignment entered into in connection with an International Closing, any and all claims for damages and other relief by reason of any past infringement or misappropriation thereof; (k) the Intellectual Property subject to the Transferred Intellectual Property License Agreements, in each case subject to the licenses granted to the Acquiring Entities or their assignees thereunder and the restrictions on use contained therein; (l) all Contract rights relating to the CAD II Agreements; (m) all rights of Intergraph under its Contracts with Spatial Technology relating to its use of the ACIS Software, subject to the rights granted to USI under the Version 4 Reseller Agreement; (n) all Contracts related to real property of the Selling Entities, and all real property other than the interest in real property transferred under the Lease Agreement; (o) building security systems and telephone systems, subject to the rights of the Acquiring Entities under the Lease Agreement and the Transition Services Agreement; (p) customer Contracts for the sale and maintenance of Software used principally in the design and manufacturing of structural support systems for ships and other marine vessels; (p) the assets used by the employees providing services under the India Support Agreement (provided that such assets will be deemed Acquired Assets in the event USI shall exercise its option during or following the term of the India Support Agreement to offer to employ such persons); and (r) Contract rights relating to (i) that certain agreement dated April 1992 between Steve Richards (d/b/a Marcomp) and Intergraph, (ii) that certain Non-Exclusive License Agreement for Dimensional Constraint Manager between D-Cubed Limited and Intergraph executed by D-Cubed Limited on July 1, 1994, and (iii) that certain Agreement Licensing Digital Typefaces dated September 26, 1985 between Bitstream, Inc. and Intergraph, as amended.

     "Retained Liabilities" shall mean any liability or obligation of the Selling Entities which is not specifically included in the Assumed Liabilities, including without limitation: (a) any liability or obligation of any Person under any Customer Contract or Distributor Contract (other than any Successor Distributor Contracts); (b) any liability or obligation of any Person under any lease or sublease of Real Property (other than the obligations of USI under the Lease Agreement); (c) any pending suit, action, litigation or proceeding affecting or against any Selling Entity with respect to the Business or any of the Acquired Assets in or before any Tribunal (including, without limitation, any liability or obligation relating to the matters disclosed on Schedule 3.14); (d) any liability or obligation of the Business
             -------------
evidenced by checks written against the account of the applicable Selling Entity; (e) any liability or obligation of the Selling Entities or Affiliates thereof with respect to the operation of the Business prior to the Principal Closing Date (other than the obligations under the Assumed Contracts to be performed in accordance with the terms thereof following the applicable Closing
Date); (f) any liability or obligation (including any liability or obligation for Taxes) in connection with or relating to any of the Retained Assets; (g) any liability or obligation existing as of the applicable Closing Date of the Selling Entities for vacation, sick leave, holidays and similar benefits for Transitioned Employees; (h) any liability or obligation in connection with or relating to any Employee Matter (including any liability or obligation for Taxes, contributions or premiums); (i) any liability or obligation of the Selling Entities under this Agreement or any certificate or other document or instrument entered into in connection with this Agreement or the consummation of the transactions contemplated hereby (including, without limitation, the Closing Agreement); (j) any liability or obligation of a Selling Entity to Intergraph or any of its Affiliates; (k) any Environmental Liability (except those for which USI shall be specifically responsible under the terms of the Lease Agreement as a result of actions taken by USI following the Principal Closing Date); (l) any liability or obligation of the Selling Entities or Affiliates for Taxes; (m) any liability or obligation of the Selling Entities or Affiliates for Taxes of any Person under Treas. Reg. Sec. 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise; and
(n) except as otherwise provided in Section 10.13 hereof with respect to Transaction Taxes, any Taxes attributable to the transfers and other actions or events required to consummate the transactions contemplated hereby (including federal state, local, and foreign income, franchise, gross receipts and net worth taxes).

     "Selling Entities" shall mean those Persons listed as Selling Entities on the signature pages hereof, and "Selling Entity" shall mean any of such Persons.

     "SolidEdge Common Code" shall have the meaning set forth in the SolidEdge Common Code License Agreement.

     "SolidEdge Common Code License Agreement" shall have the meaning ascribed thereto in Section 2.4.
           -----------

     "SolidEdge License Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "SolidEdge Reseller Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "SolidEdge Specific Code" shall have the meaning set forth in the SolidEdge License Agreement.

     "Software" shall mean the expression of an organized set of instructions in a natural or coded language which is contained on a physical media of any nature (e.g., written, electronic, magnetic, optical or otherwise) and which may be used with a computer or other automated data processing equipment device of any nature which is based on digital technology, to make such computer or other device operate in a particular manner and for a certain purpose, as well as any related documentation for such set of instructions. The term shall include computer programs in source and object code, test or other significant data libraries, documentation for computer programs, and any of the following ("Miscellaneous Software Components") which is contained on a physical media of any nature and which is used in the design, development, modification, enhancement, testing, installation, maintenance, diagnosis or assurance of the performance of a computer program: narrative descriptions, notes, specifications, designs, flowcharts, parameter descriptions, logic flow diagrams, masks, input and output formats, file layouts, database formats, test programs, test or other data, user guides, manuals, installation and operating instructions, diagnostic and maintenance instructions, source code, object code and other similar materials and information; provided, however, that such term shall not include Patents.

     "Specified Contract" shall mean any Contract that contains any Non-Compete Covenant.

     "Subcontract Period" shall have the meaning ascribed thereto in Section
                                                                     -------
2.11(b).
-------

     "Successor Customer Contract" shall have the meaning ascribed thereto in
Section 2.11(a).
---------------

     "Successor Distributor Contract" shall have the meaning ascribed thereto in
Section 2.12.
------------

     "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including, without limitation, any federal, state, local or foreign income, receipts, ad valorem, value added, purchases, premium, excise, real property, personal property, windfall profit, sales, stamp, use, consumption, licensing, withholding, employment, payroll, share, capital, surplus, franchise, occupational, net proceeds, estimated, alternative or add-on minimum, production, severance, lease, excise, duty, net worth, transfer, fuel, excess profits, interest equalization or other taxes of any kind whatsoever, and any recording, registration or notary fees, together with any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with, any such tax or any contest or dispute thereof; "Tax" means any of the foregoing.

     "Tax Return" shall mean any report, return, information returns, estimates or other information, including any schedule or attachment thereto, required to be supplied to, or filed with, the IRS or any other Tax Tribunal (as defined in
Section 3.13), and any amendment thereto, with respect to Taxes.
------------

     "Third Party Matter" shall have the meaning ascribed thereto in Section
                                                                     -------
9.4(a).
------

     "Trade Secrets" shall mean any formula, design, device or compilation of information which comprises a part of the Business, which gives the holder thereof an advantage or opportunity for advantage over competitors which do not have or use the same, and which is not generally known by the public. Trade Secrets can include, by way of example, Software (including, without limitation, source code for the Owned Software), information contained on drawings and other documents, and information relating to the research, development, testing, marketing plans, business strategy, finances or employees of a business.

     "Trademark Assignment" shall have the meaning ascribed thereto in Section
                                                                       -------
2.5.
---

     "Trademark License Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------


     "Trademarks" shall mean all domestic and foreign trademarks, trade dress, service marks, trade names, icons, logos, slogans, and any other indicia of source or sponsorship of goods and services, designs and logotypes related to the above, in any and all forms, and all trademark registrations and applications for registration related to such trademarks (including, but not limited to intent to use applications), including the right to sue for past, present, or future infringement and to collect and retain all damages and profits therefor, which comprise a part of the Business, and all designs and logotypes related to such trademarks, in any and all forms, and all trademark registrations and applications for registration related to such trademarks, including those registrations and applications listed on Schedule 3.31 attached
                                                         -------------
hereto.

     "Transaction Taxes" shall mean any federal, state, foreign or local transfer, sales, use, value added tax (VAT), registration tax, consumption tax, documentary stamp, conveyance or any other similar Taxes, together with any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any such Transaction Taxes or any contest or dispute thereof, and any recording, registration or notary fees, and any fees for appraisals ordered by an Acquiring Entity, in each case arising solely out of the sale, conveyance, transfer and/or delivery of the Acquired Assets to the appropriate Acquiring Entity and the assumption of the Assumed Liabilities by the appropriate Acquiring Entity. Transaction Taxes shall not include any income, receipts, payroll, surplus, franchise, net proceeds, estimated, alternative or add on minimum, net worth or similar taxes of the Selling Entities.

     "Transferred Intellectual Property Interests" shall mean:

          (i) all Intellectual Property transferred, assigned and conveyed to a Selling Entity pursuant to (A) the General Bill of Sale, (B) the Copyright Assignment, (C) the Trademark Assignment, (D) a Closing Agreement, and (E) any document equivalent to the Copyright Assignment or Trademark Assignment entered into in connection with an International Closing, and in each case any and all claims for damages and other relief by reason of any past infringement or misappropriation thereof;

          (ii) the rights to Intellectual Property transferred pursuant to the Transferred Intellectual Property License Agreements;

          (iii) the Intellectual Property listed on Schedule 1.1,
                                                     ------------

          (iv) All Know-How, Trade Secrets, Copyrights and Software comprising a part of the Business, other than that comprising or used to produce the Solid Edge Common Code, the INGR Tools and the BAG Tools;

          (v) any invention comprising a part of the Business that was conceived or reduced to practice prior to the Effective Date other than inventions comprising or used to produce the Solid Edge Common Code, the INGR Tools or the BAG Tools;

          (vi) applications for Trademark registration and unregistered Trademarks;

          (vii) the Intellectual Property and rights thereto identified on Schedules 3.31(b) and 3.32(b), except for such Intellectual Property specifically identified on such schedules as not constituting Acquired Assets or Transferred Intellectual Property Interests; and

          (viii) all Intellectual Property comprising a part of the Technovision and ProRen businesses of the Selling Entities.

     "Transferred Intellectual Property License Agreements" shall mean, collectively, the SolidEdge Common Code License Agreement, the BAG Products License Agreement, the INGR Tools License Agreement, the Patent License Agreement and the Trademark License Agreement.

     "Transition Services Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "Transitioned Employee" means any person who was employed by any Selling Entity immediately prior to the applicable Closing Date and is hired by any Acquiring Entity as of such Closing Date, including any person so hired as an employee by any Acquiring Entity for any period of time and thereafter terminated.

     "Tribunal" shall mean any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States or any foreign or domestic state, province, commonwealth, nation, territory, possession, country, parish, town, township, village or municipality.

     "Undertaking and Assumption Agreements" shall have the meaning ascribed thereto in Section 2.3(a).
           --------------

     "USI" shall mean Unigraphics Solutions Inc., a Delaware corporation.

     "USI Indemnitees" shall have the meaning ascribed thereto in Section 9.2.
                                                                  -----------

     "USI Losses" shall have the meaning ascribed thereto in Section 9.2.
                                                             -----------

     "Validated Licenses" shall have the meaning ascribed thereto in Section
                                                                     -------
3.35.
----

     "VAT" shall have the meaning ascribed thereto in Section 10.13.
                                                      -------------

     "Version 4 Reseller Agreement" shall have the meaning ascribed thereto in
Section 2.4.
-----------

     "WARN Act" shall mean the Federal Workers Adjustment and Retraining Act, P.L. 100-379, 102 Stat. 890.

     "Year 2000 Compliant" with respect to any item shall mean that such item:
(i) from now until January 1, 2000, must correctly operate, store, process and produce data containing dates before January 1, 2000; (ii) from now until 1 January 2000, must correctly operate, store, process and produce data containing dates after December 31, 1999; (iii) from January 1, 2000, must correctly operate, store, process and produce data containing dates before January 1, 2000; (iv) from January 1, 2000, must correctly operate, store, process and produce data containing dates after December 31, 1999; (v) must be able to handle the date January 1, 2001 correctly; (vi) must recognize the year 2000 as a leap year (February 2000 is recognized as a valid date, Julian date 00060 is recognized as February 29, 2000, Julian date 00366 is recognized as December 31, 2000, arithmetic operations performed recognize that the year 2000 has 366 days and binary date 36584 is recognized as February 29,
2000); and (vii) must be able to correctly process data containing the date September 9, 1999. For purposes of this definition, "correctly" shall mean accurately and without delay, corruption, interruption or error relating to the time at which or the date on which such items are operating.

     1.2  Other.  All references in this document to this "Agreement" include
          -----
all documents, schedules and exhibits (including without limitation the Closing Agreements) referred to herein. The transactions contemplated by this Agreement and all references in this Agreement to "the transactions contemplated hereby" and similar phrases shall be deemed to include without limitation all transactions contemplated by the Closing Agreements. All terms defined in this Agreement shall have such meanings ascribed thereto when used in any certificate, schedule, exhibit, report or other document made or delivered pursuant to this Agreement, unless the context shall otherwise clearly require.


                                  ARTICLE II
                   PRINCIPAL CLOSING; INTERNATIONAL CLOSINGS

     2.1  Time and Place of Principal Closing.  The Principal Closing will take
          -----------------------------------
place on March 2, 1998, at 10:00 a.m., Dallas, Texas time, at the offices of EDS, 5400 Legacy Drive, Plano, Texas 75024 (the "Principal Closing Date"). The Principal Closing shall be effective as of 12:01 a.m. on the Principal Closing Date.

     2.2  Time and Place of International Closings.  Each International Closing
          ----------------------------------------
will take place on the Principal Closing Date or an International Closing Date at such time and place as may be specified in the applicable Closing Agreement, and each International Closing shall be effective as of 12:01 a.m. on the Principal Closing Date or an International Closing Date, as the case may be, unless otherwise specified in the applicable Closing Agreement. Each International Closing not occurring on the Principal Closing Date shall take place on the later of (a) March 31, 1998 or (b) the date which is five Business Days after the last to occur of the dates on which all conditions set forth in Articles VII and Article VIII with respect to such International Closing are
------------     ------------
satisfied or waived by the applicable party, or such earlier date as USI and Intergraph may agree upon in writing.

     2.3  Acquisition of the Acquired Assets.
          ----------------------------------

     (a) Unless otherwise indicated in the applicable Closing Agreement, the Acquired Assets shall be acquired, and the Assumed Liabilities shall be assumed, generally on a country-by-country basis, by the one or more Acquiring Entities specified below in Section 2.3(b) below from the corresponding Selling Entity specified in Section 2.3(b) below, as of such Closing Date. Physical delivery of the Acquired Assets to the Acquiring Entities generally will be made at the current location of each Acquired Asset or as otherwise provided in the General Bill of Sale or any Closing Agreement. In connection with the consummation of the Bill of Sale Transaction, Intergraph and USI shall execute and deliver a General Bill of Sale and Assignment, substantially in the form of Exhibit C (the "General Bill of Sale"), and an
                             ---------
Undertaking and Assumption Agreement, substantially in the form of Exhibit D
                                                                   ---------
(the "Undertaking and Assumption Agreement"), with respect to the transfer and conveyance of the applicable Acquired Assets pursuant thereto and the assumption of any related Assumed Liabilities. In connection with the transfer and conveyance of any Acquired Assets at the Principal Closing or any International Closing other than pursuant to the Bill of Sale Transaction, each applicable Selling Entity and each applicable Acquiring Entity shall execute and deliver a closing agreement or such other agreements as are appropriate in any applicable foreign jurisdiction to consummate the transactions contemplated thereby (together with all instruments of transfer, conveyance and assignment and other documents attached thereto or referred to therein, the "Closing Agreement"), substantially in the form attached hereto as Exhibit E, as such form shall be
                                             ---------
revised to the extent required to reflect applicable law. At any Closing, on the terms and subject to the conditions set forth in this Agreement and any applicable Closing Agreement, and on the basis of the representations and warranties, covenants and agreements set forth in this Agreement and any applicable Closing Agreement, each Selling Entity participating in such Closing shall assign, transfer and sell, or cause to be assigned, transferred and sold, to the applicable Acquiring Entity participating in such Closing, and each such Acquiring Entity shall acquire from the applicable Selling Entity, the applicable Acquired Assets in exchange for (i) the applicable Consideration set forth in Section 2.3(b) below and (ii) the assumption by such Acquiring Entity of the obligation to pay, perform, satisfy and discharge the applicable Assumed Liabilities. At each Closing the applicable Acquiring Entity shall deliver to the applicable Selling Entity a wire or intrabank transfer of immediately available funds in the amount of the applicable Consideration set forth in
Section 2.3(b) below. With respect to any payments made to a designated Intergraph bank account on behalf of a Selling Entity, such Selling Entity agrees that Intergraph shall receive such payment as agent and on behalf and for the direct benefit of such Selling Entity. In each such case, Intergraph shall provide USI written instructions at least two Business Days prior to the Closing Date as to the routing of the wire or intrabank transfer and the designated Intergraph bank account to which payment shall be made.

     (b) The consideration shall be One Hundred and Five Million United States Dollars ($105,000,000.00), subject to the withholding and payments into escrow pursuant to the terms of the Escrow Agreement, payable as follows (the "Consideration"):


Selling Entity                     Acquiring Entity                         U.S. Dollars
--------------                     ----------------                         ------------
Intergraph                         USI                                      $103,669,000

Intergraph GmbH (Osterreich)       Unigraphics Solutions                           5,000
                                   Handelsgesellschaft m.b.H.

Intergraph Benelux BV              Unigraphics Solutions N.V.                     11,000


Selling Entity                     Acquiring Entity                         U.S. Dollars
--------------                     ----------------                         ------------
Intergraph Canada Ltd.             Unigraphics Solutions Canada Ltd.              14,000

Intergraph CR s.r.o.               Unigraphics Solutions s.r.o. *                  8,000

Intergraph CAD/CAM (Danmark) A/S   Unigraphics Solutions Danmark A/S              10,000

Intergraph Finland Oy              UG Solutions AB (branch to be formed            5,000
                                   in Finland) **

Intergraph France SA               Unigraphics Solutions France SAS               46,000

Intergraph (Deutschland) GmbH      Unigraphics Solutions GmbH                    636,000

Intergraph (Italia) L.L.C.         Unigraphics Solutions S.p.A.                  145,000

Intergraph Japan K.K.              Unigraphics Solutions Japan Ltd.              220,000

Intergraph Korea Ltd.              Unigraphics Solutions (Korea) Ltd. *           23,000

Intergraph de Mexico, S.A. de      Unigraphics Solutions de Mexico, S.A.          18,000
 C.V.                              de C.V.

Intergraph Benelux B.V. and        Unigraphics Solutions B.V.                     20,000
 Intergraph European
 Manufacturing L.L.C.

Intergraph Norge AS                Unigraphics Solutions Norge AS                 11,000

Intergraph Europe (Polska)         Unigraphics Solutions Sp.z.o.o. *               6,000
 Sp.z.o.o.

Intergraph Systems Pte. Ltd.       Unigraphics Solutions Pte. Limited              4,000

Intergraph (Portugal) Sistemas     Unigraphics Solutions Espana, S.A.              7,000
 de Computacao Grafica S.A.        (branch to be formed in Portugal) **

Intergraph Espana, S.A.            Unigraphics Solutions Espana, S.A.             29,000

Intergraph (Sverige) AB            UG Solutions AB                                46,000

Intergraph (UK) Ltd.               Unigraphics Solutions Ltd.                     67,000
                                                                            ------------
                                                                            $105,000,000

___________
* As of the date of this Agreement the incorporation process for these entities has not been completed. Therefore, such entities have not executed this Agreement but will, pursuant to the Closing Agreement to be entered into by such entity at the applicable Closing, agree to be bound by the terms of this Agreement as an Acquiring Entity in accordance with the terms hereof.

** As of the date of this Agreement the formation of these branches has not been completed. However, the Acquiring Entities which are forming these branches have executed this Agreement as Acquiring Entities.


     (c) At the Principal Closing, the Selling Entities and the Acquiring Entities shall enter into the Escrow Agreement (the "Escrow Agreement") substantially in the form attached hereto as Exhibit F.
                                             ---------

     2.4  Closing Deliveries by Acquiring Entities. USI shall deliver to
          ----------------------------------------
Intergraph the following:

     (a) At the applicable Closing, the Consideration specified in Section 2.3 (subject to the withholding and payments into escrow pursuant to the terms of the Escrow Agreement) to be paid with respect to the Assets Acquired at that Closing, portions of which will be paid by each Acquiring Entity to each Selling Entity as provided in Section 2.3 above;

     (b) At the Principal Closing, a copy of the resolutions of the Boards of Directors of each of USI and EDS authorizing the execution, delivery and performance by USI of this Agreement and by EDS and USI of the other agreements contemplated hereby to which such Person is a party, and the consummation of the transactions contemplated hereby and thereby, certified as of the Closing Date by the Secretary or Assistant Secretary (or other appropriate officer) of USI and EDS, respectively;

     (c) At the Principal Closing, duly executed certificates of the Secretary or Assistant Secretary of each of EDS and USI, certifying as of the Closing Date as to the incumbency and signature of the officers of such corporations who have executed this Agreement and the documents delivered at such Closing on behalf of such corporation;

     (d) At the Principal Closing, the Undertaking and Assumption Agreement, duly executed by USI;

     (e) At the Principal Closing, the SolidEdge Reseller Agreement in the form attached hereto as Exhibit G pursuant to which Intergraph will become a
                        ---------
     reseller of the SolidEdge product of the Business to purchasers under the CAD II Agreements (the "SolidEdge Reseller Agreement"), duly executed by USI;

     (f) At the Principal Closing, the SolidEdge License Agreement in the form attached hereto as Exhibit H-1 pursuant to which USI will license certain
                        -----------
     Intellectual Property related to the current SolidEdge product of the Business to Intergraph for distribution pursuant to the CAD II Agreements (the "SolidEdge License Agreement"), the EMS

     License Agreement in the form attached hereto as Exhibit H-2 pursuant to
                                                      -----------
     which USI will license certain Intellectual Property related to the current EMS product of the Business to Intergraph for distribution pursuant to the CAD II Agreements (the "EMS License Agreement"), and the Trademark License for CAD II and Ship Building Contracts in the form attached hereto as Exhibit H-3 pursuant to which USI would license certain Trademarks for the
     -----------
     uses described therein in connection with Intergraph's performance of the CAD II Agreements (the "CAD II Trademark Agreement"), each duly executed by USI;

     (g) At the Principal Closing, the SolidEdge Common Code License Agreement in the form attached hereto as Exhibit I pursuant to which Intergraph will
                                    ---------
     grant a perpetual, royalty-free license to USI and its Affiliates to use the Intellectual Property described therein (the "SolidEdge Common Code License Agreement"), duly executed by USI;

     (h) At the Principal Closing, the BAG Products License Agreement in the form attached hereto as Exhibit J pursuant to which Intergraph will grant a
                             ---------
     perpetual, royalty-free license to USI and its Affiliates for certain Software described therein (the "BAG Products License Agreement"), duly executed by USI;

     (i) At the Principal Closing, the INGR Tools License Agreement in the form attached hereto as Exhibit K pursuant to which Intergraph will grant a
                        ---------
     perpetual, royalty-free license to USI and its Affiliates for certain Software described therein (the "INGR Tools License Agreement"), duly executed by USI;

     (j) At the Principal Closing, the Lease Agreement in the form attached hereto as Exhibit L related to certain office space occupied by the
               ---------
     Business at Intergraph's Huntsville, Alabama headquarters (the "Lease Agreement"), duly executed by USI;

     (k) At the Principal Closing, the Agreement for Engineering Services in the form attached hereto as Exhibit M providing for, among other things,
                                 ---------
     the services of Intergraph's Software engineers in India to be provided to USI under the terms thereof (the "India Support Agreement"), duly executed by USI;

     (l) At the Principal Closing, the Transition Services Agreement in the form attached hereto as Exhibit N pursuant to which Intergraph will provide
                             ---------
     certain support services to USI on a transition basis following the Principal Closing (the "Transition Services Agreement"), duly executed by the Acquiring Entities;

     (m) At the Principal Closing, the Version 4 Reseller Agreement in the form attached hereto as Exhibit O pursuant to which USI will be designated as a
                        ---------
     reseller of Version 4 of SolidEdge (which version contains the ACIS Software referred to in clause (m) of the definition of Retained Assets) (the "Version 4 Reseller Agreement"), duly executed by USI;

     (n) At the Principal Closing, the Trademark License Agreement in the form attached hereto as Exhibit P pursuant to which Intergraph will grant a
                        ---------
     perpetual, royalty-free license to USI and its Affiliates to use certain Trademarks described therein (the "Trademark License Agreement"), duly executed by USI;

     (o) At the Principal Closing, the Patent License Agreement in the form attached hereto as Exhibit Q pursuant to which Intergraph will grant a
                        ---------
     perpetual, royalty-free license to USI and its Affiliates to use certain Patents described therein (the "Patent License Agreement"), duly executed by USI;

     (p)  At the Principal Closing, the Escrow Agreement, duly executed by USI;
     and

     (q) At the applicable Closing, other documents or instruments as the Selling Entities participating in the Closing may reasonably request; provided, however, that any such request shall be subject to any limitations or restrictions expressly provided in this Agreement.

     2.5  Closing Deliveries by Selling Entities.
          --------------------------------------
Intergraph shall deliver to USI the following:

     (a) At the applicable Closing, a copy of the Charter (as in effect on the Closing Date) of each Selling Entity participating in the Closing certified as of a recent date to the Closing Date (or, if such certification is not obtainable in a particular jurisdiction, a certified copy as of the nearest practicable date to the Closing Date) by the Secretary of State (or other appropriate official) of the respective State or other jurisdiction of its incorporation or organization;

     (b) At the applicable Closing, a copy of the Bylaws (as in effect on the Closing Date) of such Selling Entity participating in the Closing, certified as of such Closing Date by the Secretary or Assistant Secretary (or other appropriate officer) of such Selling Entity;

     (c) At the applicable Closing, a copy of all resolutions adopted by the Board of Directors or other governing body of such Selling Entity participating in the Closing (together with a copy of all resolutions adopted by the shareholders of such Selling Entity where legally required), authorizing the execution, delivery and performance by the Selling Entity of this Agreement and the other agreements contemplated hereby to which such Person is a party (and any applicable Power of Attorney), and the consummation of the transactions contemplated hereby and thereby, certified as of the Closing Date by the Secretary or Assistant Secretary (or other appropriate officer) of such Selling Entity;

     (d) At the applicable Closing, appropriate evidence of all Consents referred to in Schedule 2.5(d) relating to such Closing;
                    ---------------

     (e) At the applicable Closing, certificates of existence and, to the extent available in the appropriate jurisdiction, good standing (including evidence of payment of any franchise Taxes), and bring down telegrams or telexes if issued in such jurisdiction, dated, to the extent practicable, within the five-day period preceding the Closing Date (i) with respect to Intergraph, from the appropriate Tribunals in the States of Delaware and Alabama and (ii) with respect to any other Selling Entity participating in the Closing, from the appropriate Tribunals in such Selling Entity's jurisdiction of incorporation or other organization;

     (f) At the applicable Closing, duly executed certificates of the Secretary or Assistant Secretary (or other appropriate officer) of such Selling Entity participating in the Closing, certifying as of the Closing Date as to the incumbency and signature of the officers of such Selling Entity who have executed this Agreement and the documents delivered at such Closing on behalf of such Person (or any applicable Power of Attorney);

     (g) At the Principal Closing, a duly executed legal opinion of Intergraph's corporate counsel as to the matters set forth on Exhibit R;
                                                                   ---------

     (h) At the Principal Closing, the General Bill of Sale, duly executed by Intergraph, dated the Principal Closing Date;

     (i) At the Principal Closing, a Copyright Assignment in the form attached hereto as Exhibit S-1 ("Copyright Assignment") and a Trademark Assignment
               -----------
     in the form attached hereto as Exhibit S-2 ("Trademark Assignment"), each
                                    -----------
     duly executed by Intergraph and dated the Principal Closing Date;

     (j) At the applicable Closing, appropriate evidence, satisfactory to USI, that the Successor Distributor Contracts identified in Schedule 2.5(j) have
                                                            ---------------
     been entered into by the appropriate Selling Entity participating in the Closing, in each case upon the terms and conditions previously agreed to by the parties, and that such Contracts can be assigned to the appropriate Acquiring Entity without any further consent or notification;

     (k) At the Principal Closing, copies of any and all releases, termination statements and other documents and instruments as are necessary to remove and release any Liens which may encumber any of the Acquired Assets to be transferred at any Closing (regardless of whether such Closing is occurring concurrently with the Principal Closing);

     (l) At the Principal Closing, the SolidEdge Reseller Agreement, duly executed by Intergraph;

     (m) At the Principal Closing, the SolidEdge License Agreement, the EMS License Agreement and the CAD II Trademark Agreement, each duly executed by Intergraph;

     (n) At the Principal Closing, the SolidEdge Common Code License Agreement, duly executed by Intergraph;

     (o) At the Principal Closing, the BAG Products License Agreement, duly executed by Intergraph;

     (p) At the Principal Closing, the INGR Tools License Agreement, duly executed by Intergraph;

     (q) At the Principal Closing, the Lease Agreement, duly executed by Intergraph;

     (r) At the Principal Closing, the India Support Agreement, duly executed by Intergraph;

     (s) At the Principal Closing, the Transition Services Agreement, duly executed by the Selling Entities;

     (t) At the Principal Closing, the Version 4 Reseller Agreement, duly executed by Intergraph;

     (u) At the Principal Closing, the Trademark License Agreement, duly executed by Intergraph;

     (v) At the Principal Closing, the Patent License Agreement, duly executed by Intergraph;

     (w) At the Principal Closing, the Escrow Agreement, duly executed by Intergraph;

     (x) At the applicable Closing, such other instruments of assignment or transfer as the applicable Acquiring Entity may reasonably request and shall be necessary or appropriate in order to more effectively convey and transfer the Acquired Assets to be transferred at such Closing to the applicable Acquiring Entity or for aiding and assisting, collecting and reducing to possession, and exercising, any rights with respect thereto; provided, however, that any such request shall be subject to any
     --------  -------
     limitations or restrictions expressly provided in this Agreement;

     (y) Concurrently with the Principal Closing, CD-ROMs and tapes containing the SolidEdge Common Code, the SolidEdge Specific Code, the BAG Tools, and the EMS Code, the delivery of which will occur at the site of the principal operations of the Business in Alabama; and

     (z) At the applicable Closing, other documents or instruments as the Acquiring Entities participating in such Closing may reasonably request; provided, however, that any such request shall be subject to any
     --------  -------
     limitations or restrictions expressly provided in this Agreement.

     2.6  Other Deliveries.  With respect to any aspect of the Principal
          ----------------
Closing or any International Closing other than the Bill of Sale Transaction, each Selling Entity and each Acquiring Entity participating in such Closing shall deliver to the other applicable parties on the Closing Date a duly executed copy of a Closing Agreement, together with a duly executed copy of such other instruments of transfer, conveyance and assignment and other documents attached thereto or referred to therein, in each case dated as of the applicable Closing Date.

     2.7  Responsibility for the Retained Liabilities. Notwithstanding anything
          -------------------------------------------
 in this Agreement, any closing document or otherwise to the contrary:

     (a) None of the Acquiring Entities or any of their Affiliates, individually or collectively, shall be responsible for, or shall assume or undertake to pay, perform, satisfy or discharge, any of the Retained Liabilities or any other liability or obligation, other than the Assumed

     Liabilities and those Transaction Taxes, if any, specified in Section 10.13, of any Selling Entity.

     (b) Intergraph and its Affiliates (including the Selling Entities) and their respective successors and assigns shall be and remain responsible for the Retained Liabilities.

     2.8  Allocation of the Consideration for the Acquired Assets. The
          -------------------------------------------------------
Consideration for the Acquired Assets shall generally be allocated in accordance with the following guidelines:

     (a) The portion of the Consideration which is allocated among the Acquired Assets located outside the United States shall equal the respective fair market values of each of such assets, which amounts are more particularly set forth on Schedule 2.8 hereto.
                  ------------

     (b) The remaining amount of the Consideration shall be allocated to Acquired Assets located within the United States, in accordance with their respective fair market values as set forth on Schedule 2.8 hereto. The
                                                   ------------
     value of the Acquired Assets located and to be delivered within the United States will be set forth on Schedule I to the General Bill of Sale, and USI and Intergraph agree that such allocation shall be adopted by them in preparing, and shall be reflected on, (i) any statements and any tax returns required to be filed with any state or local taxing authority and
     (ii) any invoice or other documentation prepared with respect to Transaction Taxes.

As soon as practicable after the Principal Closing, USI shall prepare and furnish to Intergraph detailed allocations that are consistent with the allocations set forth on Schedule 2.8 and Intergraph shall furnish USI with such
                         ------------
information and documentation as is reasonably requested by USI in order to enable USI to prepare such detailed allocations. Such agreed allocation shall be adopted by each of the Selling Entities and Acquiring Entities in preparing, and shall be reflected on, (i) the completed Form 8594 (Asset Acquisition Statement under Section 1060 of the Code) which is required to be filed pursuant to the requirements of Section 1060(b) of the Code, (ii) any similar statements and any tax returns required to be filed with any state, local or foreign taxing authority, (iii) each bill of sale or similar document delivered by a Selling Entity to an Acquiring Entity, and (iv) any invoice or other documentation prepared with respect to Transaction taxes.

     2.9  Waiver of Bulk Sales Compliance.  The Acquiring Entities and the
          -------------------------------
Selling Entities hereby waive compliance with the bulk transfer or bulk sales provisions of the applicable state Uniform Commercial Code provisions or any other Legislative Enactment; provided, however, that such waiver shall not
                             --------  -------
constitute a limitation of the rights of the Acquiring Entities under Article
                                                                      -------
IX.
--
     2.10 Waivers of Deliveries or Conditions Precedent. Notwithstanding any
          ---------------------------------------------
provision to the contrary in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement (including without limitation any Closing Agreement), any express or implied waiver by the Acquiring Entities of the requirement of the Selling Entities to deliver any item or Consent to be delivered at any Closing (including without limitation those items referenced in
Section 2.5 or in any Closing Agreement) or to satisfy any conditions precedent
-----------
shall not abrogate,
diminish or otherwise affect any rights of the Acquiring Entities under this Agreement, including without limitation those rights set forth in Section 9.2.
                                                                  -----------

     2.11 Customer Contracts.
          ------------------

     (a) As soon as practicable following the Principal Closing Date, the applicable Selling Entity and the applicable Acquiring Entity shall jointly notify each customer under a Customer Contract (other than those identified on
Section 2 of Schedule 3.23(a) which are being assigned to the Acquiring
             ----------------
Entities) that effective as of the Principal Closing Date the Business has been transferred to the Acquiring Entities pursuant to this Agreement, and such Selling Entity shall use its best efforts to assist the applicable Acquiring Entity in obtaining a successor Customer Contract with the applicable Acquiring Entity with respect to the products and services of the Business on substantially the same terms as the Customer Contract (a "Successor Customer Contract"). In the event that a Successor Contract is not entered into by the customer and the applicable Acquiring Entity under terms acceptable to both Persons prior to the termination of a Customer Contract (under the current terms of the Customer Contract without giving effect to any automatic renewal or "evergreen" provisions thereof), the applicable Selling Entity shall continue the performance of such Contract as contemplated in Section 2.11(b) below.

     (b) During the period from the Principal Closing Date through the earlier of (i) the termination of a Customer Contract under the terms thereof (not giving effect to any automatic renewal provisions thereof) and (ii) the date a Successor Contract to a Customer Contract is entered into between the customer and an Acquiring Entity as contemplated by Section 2.11(a) above (such period being referred to hereinafter as the "Subcontract Period"), Intergraph and each other applicable Selling Entity shall cause the benefits of their respective right, title and interest (or the economic equivalent thereof) under such Customer Contracts to be provided to the applicable Acquiring Entity and shall cooperate with such Acquiring Entity to provide such Acquiring Entity with such benefits, which cooperation shall include without limitation: (A) maintenance by Intergraph and each other applicable Selling Entity of rights under such Customer Contract in their name in trust for the benefit of such Acquiring Entity; (B) payment to the applicable Acquiring Entity of amounts collected in respect of such Customer Contract as follows: for payments received by a Selling Entity during March 1998, by wire transfer to an account designated by USI not later than 12:00 noon on the Wednesday following the week during which such payment was received by a Selling Entity; and for payments received by a Selling Entity after March 1998, by wire transfer to an account designated by USI not later than 12:00 noon on the second Business Day following receipt thereof; and
(C) at the sole option and subject to the control of such Acquiring Entity, enforcement for its benefit of any and all such rights against a third party in the event such rights can not be enforced by the Acquiring Entity. Unless not permitted under any Assumed Contract with respect to which rights are made available to an Acquiring Entity and except to the extent contemplated by the Version 4 Reseller Agreement, the performance of such Selling Entity's obligations thereunder shall be subcontracted or sublicensed to such Acquiring Entity from the time such rights are made available to such Acquiring Entity through the termination of the Subcontract Period and the applicable Acquiring Entity shall perform such obligations in accordance with their terms. If such assignment, subcontracting or sublicensing is not permitted, such Acquiring Entity will use commercially reasonable efforts to perform and complete such Assumed Contract in accordance with its terms from and after the time such rights are made available; provided,
                           --------
however, that in connection with the foregoing, such Acquiring Entity shall have
-------
all rights and remedies against the other party to such Assumed Contracts, including without limitation the right to cease providing products and services thereunder if the other party thereto fails to perform its obligations thereunder.

     (c) Intergraph shall deliver to USI amounts prepaid under Prepaid Maintenance Contracts in respect of the period following the applicable Closing Date as follows: (i) concurrently with the applicable Closing, Intergraph shall deliver to USI the amounts prepaid under such Contracts in respect of the month in which such Closing occurs (pro-rated from the applicable Closing Date); and
(ii) on the first day of each month thereafter, Intergraph shall deliver to USI the amounts prepaid under such Contracts in respect of each such month.

     2.12 Distributor Contracts.  Prior to the Principal Closing Date, the
          ---------------------
Selling Entities shall use their best efforts to amend each Distributor Contract to remove therefrom the products and services of the Business and, except with respect to such Distributor Contracts covering a territory or territories outside of the United States identified on Schedule 2.12, to enter into a
                                           -------------
separate successor distributor contract (a "Successor Distributor Contract") covering the products and services of the Business on terms reasonably acceptable to USI. For purposes of this Agreement, terms consistent with those contained in the existing Distributor Agreement shall be deemed to be reasonably acceptable to USI. Each Successor Distributor Agreement shall be assignable to USI or another applicable Acquiring Entity effective as of the Principal Closing Date and shall be assigned at the Closing and be an Assumed Contract hereunder (subject to the proviso set forth in the definition of "Assumed Contract" in Section 1.1).

     2.13 Consents.  The parties will cooperate with each other in good
          --------
faith to timely obtain all Consents from any and all Tribunals and other Persons that are required (i) for the consummation of the transactions contemplated by this Agreement; (ii) to permit the continued operation of that portion of the Business conveyed on any Closing Date on or after such Closing Date in substantially the same manner as it was carried on and conducted prior thereto, including, without limitation, the execution of Successor Contracts pursuant to
Section 2.12 hereof; and (iii) to prevent a breach of, a default, penalty or increase in payment under, or a termination of any Contract relating to the Business. The cost of obtaining such Consents shall be borne by the party who is required to obtain such Consent under the applicable Legislative Enactment or under the terms of the relevant Contract, provided, however, that if the applicable Legislative Enactment does not provide which party shall pay such costs, the costs shall be borne equally by USI and Intergraph (although in all cases each party shall pay the fees and expenses of its own counsel). The parties hereto agree to use their best efforts to obtain such Consents in a cost effective and efficient manner. Until all Consents referenced in this Section
                                                                       -------
2.13 are obtained, the applicable Selling Entities shall provide the applicable
----
Acquiring Entity with the rights and benefits, and the Selling Entities shall in any event continue to have the indemnity and hold harmless obligations set forth in Article IX.
   ----------


     2.14 Interim Operation for International Selling Entities.
          ----------------------------------------------------

     (a) With respect to each International Selling Entity that does not transfer and convey all of its respective portion of the Business and Acquired Assets on the Principal Closing Date, from and after the Principal Closing Date USI may, at its option, designate one or more employees or other representatives of the Acquiring Entities to serve as managers of the Business of each such International Selling Entity to the extent permitted by applicable law. The management of the Business of each respective International Selling Entity shall report to, and be subject to the direction of, such manager so designated by the Acquiring Entities. Such managers may serve their functions on-site at such International Selling Entities. The Acquiring Entities shall be free to make oral and written communications to the employees of the International Selling Entities during the period following the Principal Closing Date (provided that communications describing the terms of this Section 2.14(a) shall be provided to Intergraph in advance of their release for their prompt comment and review). During this period, USI may request that the employment of any employee of the International Selling Entity who would be a Transitioned Employee be terminated. In such event, no later than five days following the date of such request Intergraph may either (i) continue the employment of such person for Intergraph's benefit (which continuation would not be a violation of Section 5.7 hereof), in which event USI shall not be obligated to reimburse USI for such person's salary upon the occurrence of the applicable International Closing, or (ii) terminate the employment of such person, in which event USI will reimburse Intergraph for any required severance payments to any such employee in accordance with Intergraph's severance policy.

     (b) From and after the Principal Closing Date, the Business of each International Selling Entity shall be conducted and operated for the account and benefit of the applicable Acquiring Entities. At the applicable International Closing for an International Selling Entity, the Closing Agreement shall provide for (i) the payment by the applicable Selling Entity to the applicable Acquiring Entity of all revenues derived by the portion of the Business attributable to such Selling Entity (which revenues shall have been collected by the Selling Entities and held for the benefit of the applicable Acquiring Entity) during the period from and after the Principal Closing Date to the date of the applicable International Closing (the "Interim Period"), (ii) the reimbursement by the applicable Acquiring Entity to the applicable Selling Entity of all expenses directly attributable to the operation of the Business by such Selling Entity during the Interim Period (and excluding any expenses attributable to any other business or businesses of the Selling Entities), including, without limitation, costs and expenses associated with employment of the Transitioned Employees and Taxes (other than Transaction Taxes) attributable to the operation of the Business during the Interim Period, and (iii) the payment of any excess of the amount described in clause (i) over the amount described in clause (ii) (a "Profit Amount") from the applicable Selling Entity to the applicable Acquiring Entity, or the payment of any excess of the amount described in clause (ii) over the amount described in clause (i) (a "Loss Amount") from the applicable Acquiring Entity to the applicable Selling Entity. The payment of any Profit Amount or Loss Amount, as the case may be, shall be treated as an adjustment to the Consideration payable in respect of such International Closing. Not later than 15 Business Days following the applicable International Closing, the applicable Selling Entity and Acquiring Entity shall adjust the Profit Amount or Loss Amount, as the case may be, based on any revenues or expenses which were unidentified at the time of the International Closing and, based on such post-closing adjustment, any excess amounts delivered at the applicable International Closing pursuant to the immediately preceding sentence shall be immediately returned and/or any additional payments which would be required to have been made at such International Closing pursuant to such sentence shall be immediately paid by the applicable party. At an International Closing, the applicable Selling Entity shall deliver to the applicable Acquiring Entity cash in an amount equal to the accrued liability of such Selling Entity in respect of employee benefits (such as severance, termination indemnities or vacation) which benefits are required to be assumed by the Acquiring Entity as a matter of applicable law, except to the extent that such liabilities are settled directly with the relevant employees at the applicable Closing or are governed by Section 5.13(h) hereof.

     (c) USI and Intergraph will use their commercially reasonable best efforts to consummate all International Closings as soon as practicable following the Principal Closing Date. Until such time as all International Closings have been consummated, USI and Intergraph shall cause their representatives to confer frequently (and in any event not less frequently than monthly) with each other regarding the status of such International Closings.


                                  ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF THE SELLING ENTITIES

     To induce the Acquiring Entities to enter into this Agreement and to consummate the transactions contemplated hereby, the Selling Entities jointly represent and warrant to the Acquiring Entities as follows and as may be additionally provided in the applicable Closing Agreement:

     3.1  Corporate Existence and Authority.  Each Selling Entity is a
          ---------------------------------
corporation or other legal entity (as indicated on Schedule 3.1) duly organized,
                                                   ------------
validly existing and to the extent such a concept or a similar concept exists in the relevant jurisdiction, in good standing under the laws of the state or other jurisdiction of its incorporation or other organization, as set forth on

Schedule 3.1. Each Selling Entity has all requisite power and authority to own
------------
and lease its properties and assets and to carry on the Business, as such business is being conducted currently. Schedule 3.1 contains a true, complete
                                        ------------
and correct list of all jurisdictions in which any of the Selling Entities owns or leases any real property or has employees or offices relating to the Business. Each Selling Entity is duly qualified and licensed to do business as a foreign corporation or entity and is in good standing in all jurisdictions in which the nature of the business being conducted requires it to be so qualified except where the failure so to qualify may reasonably be expected not to have a material adverse effect on the Business or the Acquired Assets, taken as a whole.

     3.2  Authorization and Effect of Agreement, Etc.  Each Affiliate of
          ------------------------------------------
Intergraph whose action is legally required to transfer to the Acquiring Entities the Acquired Assets in accordance with this Agreement is listed as a Selling Entity on the signature pages hereof. Each Selling Entity has all requisite power and authority to enter into, execute and deliver this Agreement and the other agreements contemplated hereby to which such Person is a party and to perform its obligations hereunder and thereunder and to consummate the respective transactions contemplated hereby and thereby for such Selling Entity. The execution, delivery and performance of this Agreement by each of the Selling Entities and the other agreements contemplated hereby to which such Person is a party and the consummation by the Selling Entities of the transactions contemplated hereby and thereby have been duly authorized by all corporate and other entity action. This Agreement has been, and the other agreements contemplated hereby to which any of the Selling Entities is a party will be, duly executed and delivered by each of the Selling Entities (to the extent such Person is a party thereto) and constitute, or when executed and delivered will constitute, the valid and binding obligation of the Selling Entities, enforceable in accordance with its respective terms, except that (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Legislative Enactments now or hereafter in effect relating to creditors' rights generally, and (b) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought. This Agreement, the General Bill of Sale, the Copyright Assignment, the Trademark Assignment, the Transferred Intellectual Property License Agreements and the Closing Agreements, when executed and delivered by the respective Selling Entities, will be sufficient to assign, convey, transfer, vest, perfect and confirm in the appropriate Acquiring Entities, good and marketable title in and to the Acquired Assets.

     3.3  No Violation.  Except as set forth on Schedule 3.3, neither the
          ------------                          ------------
execution, delivery or performance by any of the Selling Entities of this Agreement or of any other agreement contemplated hereby to which any of such Persons is a party, nor the consummation by any of the Selling Entities of any of the transactions contemplated hereby or thereby in accordance with the terms hereof or thereof does or will (with the passage of time, the giving of notice or otherwise), with respect to any Selling Entity (a) violate or conflict with any provision of the Charter, Bylaws or other governance document of such Selling Entity; (b) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration, upon notice or passage of time or otherwise with respect to), in whole or in part, any Contract related to the Business to which such Selling Entity is a party or by which such Selling Entity or any of the Acquired Assets is bound; (c) violate, conflict with or cause any default under (or give any party any right to declare any default, upon notice or passage of time or otherwise, under) any Legislative Enactments, Official Actions or any other restriction of any kind or character to which such Selling Entity is a party or by which such Selling Entity or any of its respective properties or any of the Acquired Assets is bound; (d) result in the creation or imposition of any Lien, proscription or restriction on any of the Acquired Assets; or (e) permit any Tribunal to impose any material restrictions or limitations of any nature on such Selling Entity or its properties or activities.

     3.4  Consents.
          --------

     (a)  Except as set forth in Schedule 3.4(a), no Consent of, or
                                 ----------------
registration, declaration or filing with, or permit from, any Tribunal, lessor, lender or any other Person is required to be made or obtained by any Selling Entity in connection with the execution, delivery and performance by any of the Selling Entities of this Agreement or the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby in accordance with the terms hereof and thereof.

     (b) After the Principal Closing, except with respect to those Acquired Assets to be transferred at each International Closing (and with respect to such Acquired Assets, after such International Closing related thereto) and except as set forth on Schedule 3.4(b), the Acquiring Entities shall have the unrestricted
             ---------------
right to own, use, operate and sell all or any of the Acquired Assets and to conduct the Business as it is currently conducted by the Selling Entities without the payment of any royalty, license or other fee to any Person by USI or any Affiliate of USI, including without limitation any transfer fee, relicensing fee or other fee with respect to Software to be transferred or assigned.

     3.5  General Warranty.  All written statements, certificates or documents
          ----------------
furnished by any Selling Entity in accordance with this Agreement, taken as a whole, are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading, provided, however, that the only representation or warranty made with respect to the Projections is the representation and warranty set forth in Section 3.30.

     3.6  Challenges To This Agreement.  No suit, action, proceeding or
          ----------------------------
investigation against any Selling Entity challenging this Agreement or any of the transactions contemplated hereby or claiming damages in connection with this Agreement or any of the transactions contemplated hereby has been instituted or, to the knowledge of the Selling Entities (without independent investigation), threatened.

     3.7  Financial Statements.  The Selling Entities have provided to USI
          --------------------
true, complete and correct copies of the Financial Statements, which are attached hereto as Schedule 3.7. The Financial Statements fairly present,
                   ------------
except for the presentation of footnote disclosures (which footnote disclosures are not material to an understanding of the Financial Statements) which will be provided as soon as practicable following the Principal Closing pursuant to
Section 5.6 hereof, the financial position of the Selling Entities with respect to the Business and the related results of operations at the dates and for the periods covered thereby, subject with respect to quarterly financial information to normal, recurring year-end audit adjustments described in Section 1 of
                                                             ---------
Schedule 3.7.  The Financial Statements have been prepared in accordance with
------------
GAAP, other than the aforementioned footnote disclosures, applied on a consistent basis during the periods involved. As of the Balance Sheet Date, (A) none of the Selling Entities had any liability or expense of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, with respect to the Business which was not reflected in the Financial Statements and which was of a nature required under GAAP to be reflected in the Financial Statements or disclosed in the notes thereto when prepared, (B) all allowances and reserves set forth in the Financial Statements were adequate for the respective purposes for which they were established, and (C) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5) or contingent liabilities which were of a nature required under GAAP to be reflected or disclosed and were not reflected in the Financial Statements or will be disclosed in the notes thereto. Since the Balance Sheet Date, except for liabilities that have been incurred in the ordinary course of the Business consistent with past practices, none of the Selling Entities has incurred any material liability of any nature (whether accrued, absolute, contingent or otherwise) with respect to the Business. Except as set forth in
Schedule 3.7(a), none of the Selling Entities is liable upon or with respect to,
---------------
or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any Person related to the Business. The Financial Statements fairly reflect the liabilities accrued for the annual incentive compensation benefits payable under the plans and programs set forth in Schedule 3.25(c), consistent with prior application of the
                      ----------------
terms of such plans and taking into account performance to date.

     3.8  Accounts Receivable.  All of the Accounts Receivable reflected in
          -------------------
the Balance Sheet have arisen in connection with bona fide sales and deliveries of goods, performance of services or other bona fide business transactions in the ordinary course of the Business, consistent with past practices (including regular credit practices). All reserves reflected in the Balance Sheet against doubtful accounts of, valid counterclaims or setoffs by, rebates, discounts and allowances to, and returns from, customers were established in a manner consistent with the collection experience of the Business in prior year s.

     3.9  Customer Discounts.  Except as set forth on Schedule 3.9, since
          ------------------                          ------------
December 31, 1996, no Selling Entity has granted any rebates, discounts, advances or allowances to any customers of the Business for products or services, except in the ordinary course of business consistent with past practice.

     3.10 SEC Reports.  Intergraph has previously furnished to USI true,
          -----------
complete and correct copies of Intergraph's (i) Annual Report on Form 10-K for the year ended December 31, 1996, and (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1997, each as filed with the SEC. As of their respective filing dates and to the extent such reports and statements relate to the Business, such reports and statements complied in all material respects with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and such reports and statements as of the date of their respective filing did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.11 Absence of Changes.  Except as set forth in Schedule 3.11, since
          ------------------                          -------------
December 31, 1997 there has not been, occurred or arisen any change in, or any event (including without limitation any damage, destruction or loss whether or not covered by insurance), condition or state of facts of any character that individually or in the aggregate has or may be expected to have a material adverse effect on the Acquired Assets or the Business, taken as a whole. Since December 31, 1997, except as set forth in Schedule 3.11: (a) no Selling Entity
                                          -------------
has taken or failed to take any action the taking of which or failure of which to take, as the case may be, would have violated any of the provisions of Sections 5.2 or 5.3 if they had then been applicable to any portion of the
------------    ---
Business; and (b) there has not been any damage, destruction or loss (whether or not covered by insurance) affecting any of the Acquired Assets the result of which individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or the Acquired Assets, taken as a whole.

     3.12 Books and Records.  Each Selling Entity makes and keeps Books and
          -----------------
Records with respect to the Business which, in reasonable detail, accurately and fairly reflect in all material respects its transactions and the acquisitions and dispositions of its assets since the date of its organization. The present system of internal accounting controls of each Selling Entity with respect to the Business reasonably assures that: (a) transactions are executed only in accordance with the general or specific authorization of its management, (b) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for its assets, (c) access to its assets is permitted only in accordance with the general or specific authorization of its management, and (d) the recorded accountability for its assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. No Selling Entity has used any improper accounting practices with respect to the Business, including any practices for the purposes of deceptively reflecting or not reflecting any of its properties, assets, liabilities, revenues or expenses in any of its Books and Records.

     3.13 Taxes.  Except as otherwise disclosed on Schedule 3.13:
          -----                                    -------------

     (a) Each Selling Entity has timely filed or will file in a timely manner with the appropriate Tax or revenue service, taxing authority, or taxing Tribunal (collectively, "Tax Tribunal") all Tax Returns required to be filed regarding any period up to but not including the applicable Closing Date which relates to Taxes attributable to the Acquired Assets, and all such Tax Returns were or will be correct and complete in all material respects.

     (b) Each Selling Entity has paid or will pay on the applicable due date all Taxes owing by any Selling Entity (whether or not shown on any Tax Return), which are due and payable on or before the applicable Closing Date.

     (c) Except for claims that were resolved more than three years ago, no claim has been made by any Tax Tribunal in a jurisdiction where Intergraph, Intergraph (Deutschland) GmbH, or Intergraph (Italia) L.L.C. did not file Tax Returns, that any of such Persons is or may be subject to taxation by that jurisdiction.

     (d) Intergraph, Intergraph (Deutschland) GmbH, and Intergraph (Italia) L.L.C. are neither presently under examination by any tax authorities, nor in receipt of any notice of impending examination. There are no pending and, to the best knowledge of Intergraph, threatened, examinations, audits, investigations, suits, or other legal proceedings involving, or material assessments against, Intergraph, Intergraph (Deutschland) GmbH, or Intergraph (Italia) L.L.C. with respect to Taxes attributable to the Business, or any other material claims for unpaid Taxes attributable to the Business, which have been or may be asserted against any of those entities.

     (e) There are no pending or threatened audits, investigations, examinations, suits or other legal proceedings involving, or material assessments against, any Selling Entity with respect to Taxes attributable to the Business, or any other material claims for unpaid Taxes attributable to the Business which may be asserted against any Selling Entity.

     (f) There are no Liens for Taxes upon any assets of any Selling Entity, except for statutory Liens disclosed on Schedule 3.13 for Taxes or assessments not yet delinquent.

     (g) All material amounts required to be withheld or collected by any Selling Entity and paid to any Tax Tribunal for income, social security, unemployment insurance, sales, excise, use, property and other Taxes have been timely withheld or collected and, to the extent required, have been timely paid, remitted or deposited to or with the relevant Tax Tribunal.

     (h) There are no material proposed reassessments of the taxable value of any of the Acquired Assets or similar matters pending with respect to any Tax Tribunal.

     (i) No Selling Entity that is transferring any interest in real property located in the United States is a "foreign person" as that term is referred to in Section 1445(f)(3) of the Code.

     (j) Intergraph will provide to USI within sixty days of the Principal Closing Date, a document which shall be deemed to be incorporated by reference into this Agreement as Schedule 3.13(j) hereto extending the representations
                       ----------------
made in Sections 3.13(c)-(e) above to all Selling Entities, with the same legal effects as if included in this Agreement as of the date hereof. Should Intergraph fail to timely deliver Schedule 3.13(j) to USI, then the
                                  ----------------
representations of Sections 3.13(c)-(e) above shall be deemed to be representations by Intergraph with respect to all Selling Entities which are not subject to any exceptions other than those contained in Schedule 3.13. It is
                                                        -------------
expressly acknowledged and agreed that this Section 3.13(j) is intended solely to resolve a logistical difficulty in obtaining sufficient and reliable information with which to make the representations under Sections 3.13(c)-(e) with respect to all Selling Entities.

     3.14 Disputes and Litigation.  Except as set forth in Schedule 3.14,
          -----------------------                          -------------
there is not existing or pending or, to the best knowledge of any of the Selling Entities (without independent investigation), threatened (a) any suit, action, litigation, proceeding, investigation, claim, complaint or accusation affecting or against any Selling Entity with respect to the Business or any of the Acquired Assets in or before any Tribunal or (b) any Official Actions which individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or the Acquired Assets or to which any Selling Entity is a party with respect to the Business.

     3.15 Environmental Matters.  To the best knowledge of any of the
          ---------------------
Selling Entities, without independent investigation, the Compliance Group has fully, completely and timely complied with, and are currently in compliance with, all Environmental Laws and all related permits, licenses, orders, approvals, waivers and variances. Except as set forth in Schedule 3.15, to the
                                                          -------------
best knowledge of the Selling Entities, without independent investigation, no Hazardous or Toxic Substances are, or have been, used, generated, handled, treated, stored or disposed of on, under or in, or transported from, the Compliance Property except in full compliance with applicable Environmental Laws. Except as set forth in Schedule 3.15, none of the Compliance Group has
                             -------------
ever received any complaint, order, citation or notice, public or private, with respect to any possible violation of the Environmental Laws or obligation or liability thereunder related to the Business.

     3.16 Bank Accounts.  No Selling Entity maintains any bank account, safe
          -------------
deposit box or similar arrangement relating exclusively to the Business.

     3.17 Year 2000 Compliance.  All Software products included within the
          --------------------
Business, including without limitation the BAG Tools, the INGR Tools, the SolidEdge Common Code, the SolidEdge Specific Code and the SolidEdge and EMS products, are Year 2000 Compliant. With respect to all such Software products, Intergraph has completed the assessment stage for the determination of Year 2000 Compliance and concluded that no renovation is necessary.

     3.18 Rights Used; Certain Relationships.  Except as set forth in
          ----------------------------------
Schedule 3.18, the Acquired Assets, including, without limitation, the
-------------
Transferred Intellectual Property Interests, contain all rights, properties and assets utilized or necessary in the conduct of the Business and are sufficient in all respects to carry on and conduct the Business after each Closing in substantially the same manner as it was carried on and conducted prior thereto. No Affiliate of Intergraph other than the Selling Entities holds any assets comprising a part of the Business. No officer or director of any Selling Entity (or any relative of any such director or officer) has any material business or other relationship (as creditor, lessor, lessee, supplier, dealer, distributor, franchisee, customer or otherwise) with any Selling Entity with respect to the Business. To the best knowledge of the Selling Entities, without independent investigation, none of the Selling Entities or any of their respective Affiliates, directors, officers, employees or agents has, directly or indirectly, given or agreed to give any improper gift or similar benefit to any creditor, lessor, lessee, supplier, dealer, distributor, franchisee, customer, competitor or governmental employee or official (domestic or foreign) (a) that could subject any of the Acquiring Entities or any of its Affiliates to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (b) the absence or discontinuation of which could have had a material adverse effect on the Business or the Acquired Assets.

     3.19 Title to Properties and Absence of Liens.  Each Selling Entity has
          ----------------------------------------
good and marketable title or valid leasehold title to its respective Acquired Assets, subject to no Liens or any other adverse interests or restrictions of any kind except as disclosed in Schedule 3.19 (such Liens being hereinafter
                                -------------
collectively referred to as "Permitted Encumbrances"), all of which Permitted Encumbrances will be removed prior to the Principal Closing.

     3.20 Real Property.
          -------------

     (a)  Section 1 of Schedule 3.20(a) sets forth the street address of all
          ---------    ----------------
Real Property used in the Business, the Selling Entity which holds the interest in such Real Property and whether such interest is a leasehold interest or an ownership interest. Section 2 of Schedule 3.20(a) sets forth the street address
                    ---------    ----------------
of each parcel of Real Property occupied by the Business and with respect to which the applicable Selling Entity and the applicable Acquiring Entity shall enter into a lease. The respective Selling Entity enjoys peaceful possession of its interest in all such Real Property. The Real Property used in the Business and all material personal property owned or leased and included in the Acquired Assets or comprising a part of the Business are in good operating condition and repair (ordinary wear and tear excepted) and suitable and sufficient for the purposes for which used.

     (b) None of the buildings, structures or improvements located on the Real Property subject to the Lease Agreement is the subject of any official complaint or notice of violation of any material applicable zoning ordinance, building code or regulation, and no such violation exists which materially detracts from or interferes with the present use of such properties or materially detracts from the value thereof or materially impairs the operations thereon; and there is no zoning ordinance, building code, use or occupancy restriction or condemnation action or proceeding pending, or, to the best knowledge of the Selling Entities, without independent investigation, threatened with respect to any such building, structure or improvement on any of the Real Property which would materially detract from, or interfere with the present use of, such parcel or materially detract from the value thereof or materially impair the operations of the Business thereon, as presently conducted.

     3.21 Contracts.  Schedule 3.21 sets forth a true, complete and correct
          ---------   -------------
list, correlated with the applicable clauses of this Section 3.21, of the
                                                     ------------
following (true, complete and correct copies, or if none, written descriptions, of which have been provided or made available to USI, together with all exhibits, amendments or modifications thereto):

     (a) All Contracts relating to the Business containing any provision, covenant or obligation limiting or restricting in any manner whatsoever the ability of any of the Selling Entities or any of the employees of the Selling Entities to engage in any line of business, to sell any products or services or to compete with or to obtain products or services from any Person or limiting the ability of any Person to compete with or to provide products or services to any of the Selling Entities;

     (b) All Contracts pursuant to which Intergraph or any of its Affiliates may have granted, or agreed to grant, to another Person exclusive rights with respect to any goods or services, items of Software or territory relating to the Business;

     (c) To the extent not covered in clause (b) above, all partnership, joint venture, profit-sharing or similar Contracts with any Person relating to the Business;

     (d) All Contracts that involve the disposition or acquisition after the date hereof of any assets of any of the Selling Entities relating to the Business that do not relate to transactions entered into in the ordinary course of business, consistent with past practices;

     (e) All Contracts or arrangements (including without limitation those relating to allocations of expenses, personnel, services, equipment or facilities) between or among Intergraph or any of its Affiliates with respect to the Acquired Assets or the Business;

     (f) All other Contracts relating to the Business, to the extent not set forth above, that were not entered into in the ordinary course of business, consistent with past practices, and that individually involve the payment or potential payment, pursuant to the terms of such Contracts, of more than $10,000 individually or that are otherwise material to the Acquired Assets or the Business;

     (g) Each business name which has been used by any of the Selling Entities with respect to any portion of the Business (separately listed for each such portion or Person);

     (h) All Contracts pursuant to which Intergraph or any of its Affiliates may have granted, or agreed to grant (whether or not any requirement such as the giving of notice, the lapse of time or the happening of any further condition, event or act has been satisfied), to another Person the right to sublicense or transfer any Software relating to the Business (other than to an Affiliate of such Person);

     (i) All Contracts pursuant to which Intergraph or any of its Affiliates may have delivered to another Person, or granted or agreed to grant (whether or not any requirement such as the giving of notice, the lapse of time or the happening of any further condition, event or act has been satisfied) to another Person the rights to obtain, any source code to any Software relating to the Business;

     (j) All Contracts pursuant to which Intergraph or any of its Affiliates may have delivered to another Person, or granted or agreed to grant (whether or not any requirement such as the giving of notice, the lapse of time or the happening of any further condition, event or act has been satisfied) to another Person the rights to obtain, any Software "keys" allowing access to additional modules or programs of any Software relating to the Business;

     (k) All performance bonds posted by any of the Selling Entities in connection with the Business; and

     (l) All outstanding bids involving amounts exceeding $10,000 for new business or projects submitted by any of the Selling Entities in connection with the Business.

     3.22 Contract Status.  Schedules 3.21, 3.23, 3.24(g), 3.31(b) and
          ---------------   --------------  ----  -------  -------
3.32(b) set forth a true, complete and correct list of all Contracts (true,
-------
complete and correct copies, or if none, written descriptions, of which have been provided or made available to USI, together with all exhibits, amendments and modifications thereto) used in the Business, other than the leases of Real Property referred to in Section 3.20 and the Contracts listed on Schedule 3.22.
                                                                 -------------
Each such Contract is in full force and effect and constitutes a valid, legal and binding obligation of (i) the Selling Entity that is a party thereto, enforceable against such Selling Entity in accordance with its terms and (ii) to the knowledge of the Selling Entities, without independent investigation, the other party thereto, enforceable in accordance with its terms. No Selling Entity that is a party to any such Contract, and to the knowledge of the Selling Entities, without independent investigation, no other party to such Contract, is in breach or default thereunder, and no notice of default, defense, offset, counterclaim, termination, cancellation or acceleration has been received by any party with respect thereto. To the knowledge of the Selling Entities, without independent investigation, (i) there exists no event or condition that (with or without notice or lapse of time or both) would constitute a breach or violation thereof, or a default thereunder, or give rise to any right of offset, counterclaim, termination, cancellation or acceleration pursuant thereto, (ii) there is no threat to cancel, or not to renew or extend, any such Contract which by its terms may be renewed or extended, and (iii) there are no material disputes with respect to any such Contract. No Selling Entity has any present expectation or intention of not fully performing such Contract in accordance with its terms.

     3.23 Certain Contracts.
          -----------------

     (a)  Customer Contracts.  Section 1 of Schedule 3.23(a), sets forth a true,
          ------------------   ---------    ----------------
complete and correct list of all executory Contracts providing for the sale, lease or rental of products and services of the Business. Except as set forth on
Section 2 of Schedule 3.23(a), all such Contracts also relate to the sale of
---------    ----------------
products and services of the Selling Entities not included within the Business (such Contracts, other than those Contracts identified on such Section 2 which
                                                               ---------
are being assigned to the Acquiring Entities, are referred to as the "Customer Contracts"). As a result, the Customer

Contracts are not being assigned by the Selling Entities to the Acquiring Entities but the Acquiring Entities shall be entitled to the rights of the Selling Entities under such Customer Contracts pursuant to the provisions of
Section 2.11 hereof. The enforceability of each such Customer Contract and the rights and benefits of the Selling Entities thereunder will not be affected by the execution and delivery of this Agreement or any of the other agreements contemplated hereby, the performance by the parties of their obligations hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby, other than as specifically provided for in Section 2.11 hereof. Each Contract identified on Section 2 of Schedule 3.23(a) is assignable
                                    ---------    ----------------
(and will be assigned and transferred) by the respective Selling Entity to the appropriate Acquiring Entity pursuant to the transactions contemplated hereby without requiring any payment to, or Consent from, any Person or any waiting period, payment of any charge, fee or expense or any notice to any Person.
Section 3 of Schedule 3.23(a) sets forth a true and correct list as of the date
---------    ----------------
hereof of all Customer Contracts, including, without limitation, any software warranty upgrade agreements, under which a customer has prepaid a Selling Entity for products or maintenance services ("Prepaid Maintenance Contracts"). The Selling Entities will update the schedules set forth in this Section 3.23 prior to an applicable Closing. The Selling Entities shall take all action necessary so that the current term of any Customer Contract shall not be extended either under the terms thereof or by operation of law. No Customer Contract has a current term ending after the one-year anniversary of the date hereof (except such Customer Contracts as may be terminated by the Selling Entities prior to such date, and the Selling Entities agree to so terminate any such contract before such date at the request of USI).

     (b)  Distributor, Reseller and Business Partner Contracts.
          ----------------------------------------------------
Schedule 3.23(b) sets forth a true, complete and correct list of all distributor, reseller and business partner agreements related to the Business (the "Distributor Contracts"), all of which as of the date of this Agreement also relate to products and services of the Selling Entities not included within the Business. Except as may be modified by the amendments contemplated by
Section 2.12 and except as set forth on Schedule 3.23(b), all Distributor
                                        ----------------
Contracts (i) are non-exclusive, (ii) with respect to Distributor Contracts covering a territory or territories within the United States are terminable by either party thereto on not greater 30 days notice, and (iii) with respect to Distributor Contracts covering a territory or territories outside of the United States are terminable by either party thereto on not greater than 90 days notice.

     3.24 Employees.
          ---------

     (a)  Schedule 3.24(a) sets forth a true, complete and correct list of each
          ----------------
manager, officer and employee of each of the Selling Entities whose primary function relates to the Business, together with each such Person's name, job title, current annual compensation, amounts and forms of special fringe benefits, if any, and duration of employment with such entity. Each of the Selling Entities with respect to the Business (i) is in substantial compliance with all applicable Legislative Enactments and Official Actions regarding employment, wages and hours with respect to their employees, consultants and independent contractors and (ii) is not engaged in any unfair labor practice or discriminatory employment practice. No lawsuit or complaint against any Selling Entity with respect to the Business has been filed or, to the best knowledge of the Selling Entities (without independent investigation), threatened to be filed, with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Tribunal that regulates labor or employment practices, and there is no grievance filed or, to the best knowledge of the Selling Entities, threatened to be filed, against any Selling Entity with respect to the Business by any employee pursuant to any collective bargaining or other employment agreement. There is no consultant or independent contractor who, individually or together with others, is material to the Business. None of the managerial employees of the Selling Entities have any knowledge that any employee, consultant or independent contractor with respect to the Business will terminate his employment or cease to do business with the Business after consummation of the transactions contemplated by this Agreement. To the best knowledge of the Selling Entities (without independent investigation), there are no material controversies pending or threatened between any Selling Entity and any of its employees with respect to the Business, and no labor union or other organization represents or claims to represent any of such employees' interests. Except as set forth in Schedule 3.24(a), none of the Selling Entities has been a
                       ----------------
party to any Contract with any union, labor organization or collective bargaining unit with respect to any of its employees conducting the Business and none of such employees outside of the United States is represented by a works council. No union organizing or election activities involving any employees of any Selling Entity with respect to the Business are in progress or, to the best knowledge of the Selling Entities (without independent investigation), threatened.

     (b) All payments due from any of the Selling Entities on account of employer's social security contributions and employee health and welfare insurance under applicable Legislative Enactments with respect to the Business in respect of years and periods (and portions thereof) ended on or prior to the Balance Sheet Date were either paid prior to the Balance Sheet Date or accrued in full as a liability on the Balance Sheet.

     (c) All severance payments, if any, which as of the applicable Closing Date would be payable by any of the Selling Entities with respect to any of the Transitioned Employees under the terms of any oral or written agreement or commitment have been or will be paid on or prior to such applicable Closing Date.

     (d) The Selling Entities have withheld proper amounts from the Transitioned Employees (all of which has been timely remitted to the appropriate Tax authority) and have timely filed or will timely file all Tax Returns with respect to employee income Tax withholding and social security and unemployment Taxes, all in compliance with the Tax withholding provisions of the Code and other applicable Legislative Enactments.

     (e) No Selling Entity has made any payments, or is or may become obligated to make any payments to any Person with respect to the Business as a result of the transactions contemplated by this Agreement which could result in "excess parachute payments" (as defined in Section 280G(b) of the Code) to any such Person.

     (f) Through the Principal Closing Date, the Selling Entities shall have taken all necessary actions (if any) to comply with the WARN Act, to the extent they are subject to such act, and no Acquiring Entity shall have any disclosure or announcement obligations under the WARN Act. As of the date hereof, and in reliance upon the covenant of the Acquiring Entities in Section 6.3 hereof, none of the Selling Entities subject to the WARN Act contemplates any "plant closing" or "employee layoff," as such terms are used in the WARN Act, with respect to any employees of any of the Selling Entities.

     (g)  Schedule 3.24(g) sets forth a true, complete and correct list of all
          ----------------
employment agreements to which any Selling Entity is a party with respect to any of the Transitioned Employees.

     (h)  Schedule 3.24(h) sets forth a true, complete and correct list of all
          ----------------
employee manuals, policies, procedures and work related rules that apply to any of the Transitioned Employees.

     (i) No Selling Entity has made any representations or warranties or any other statements or communications regarding any Acquiring Entity's right, ability, plan or intention to dismiss any Transitioned Employee or the terms and conditions upon which any such Transitioned Employee will be employed by any Acquiring Entity, other than statements regarding the terms and conditions of employment based on information provided by USI.

     3.25 Employee Benefit Matters.
          ------------------------

     (a)  Employee Welfare Benefit Plans.  Schedule 3.25(a) indicates therein
          ------------------------------   ----------------
each and every "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) maintained, contributed to or to which contributions are required to be made by any of the Selling Entities or any of their Affiliates with respect to employees of the Business either presently or within the previous 12-month period, or any such plan related to the Business to which any of the Selling Entities or any of their Affiliates contributes, is required to contribute or has contributed, including any such similar type of plan established, maintained, or contributed to under the laws of any foreign country (such plans being hereinafter collectively referred to as the "Employee Welfare Benefit Plans"). Intergraph has delivered to USI true, complete and correct copies of each and every Employee Welfare Benefit Plan, together with all documents and instruments establishing or constituting any related trust, annuity contract or other funding instrument, and including any summary plan descriptions or substantive communication to employees concerning the establishment, operation or termination of any such plan.

     (b)  Employee Pension Benefit Plans.  Schedule 3.25(b) indicates therein
          ------------------------------   ----------------
each and every "employee pension benefit plan" (as defined in Section 3(2) of ERISA) maintained, contributed to or to which contributions are required to be made by any of the Selling Entities or any of their Affiliates with respect to employees of the Business either presently or within the previous 12-months, including any Multiemployer Pension Plan (as defined in either Section 3(37) or Section 4001(a)(3) of ERISA) and including any such similar plan established, maintained or contributed to under the laws of any foreign country (such employee benefit plans being hereinafter collectively referred to as the "Employee Pension Benefit Plans"). Intergraph has delivered to USI true, complete and correct copies of each and every such Employee Pension Benefit Plan, together with such copies of all documents or instruments establishing or constituting any related trust, annuity contract or other funding instruments, and including any summary plan descriptions or substantive description or communication concerning such plan to employees or participants therein.

     (c)  Other Employee Benefit Arrangements.  Schedule 3.25(c) indicates
          -----------------------------------   ----------------
therein each and every stock option plan, pension plan, collective bargaining agreement, bonus, incentive award, vacation pay, severance pay or any other material personnel policy, employee benefit plan arrangement, agreement or understanding which any of the Selling Entities or any of their Affiliates presently maintains or has maintained in the previous 12-month period or to which any of the Selling Entities or any such Affiliate contributes or has contributed in such period, or has been required to contribute in such period, with respect to employees of the Business and which is not required to be listed in Schedule 3.25(a) or 3.25(b) (including with respect to any plans which are
   ----------------    -------
unwritten, a detailed written description of eligibility, participation, benefits, funding arrangements, assets and any other matters which relate to the obligations of the Selling Entities or their Affiliates). Intergraph has delivered to USI a true, complete and correct copy of each such plan together with copies of all documents or instruments establishing or constituting any related trust, annuity contract or other funding instruments, and including any substantive communication to employees or participants concerning such plans.

     (d)  PBGC and Other Liabilities.  Neither EDS, USI nor any of their
          --------------------------
Affiliates will have any liability of whatever nature or kind including with respect to the establishment, maintenance, operation or termination of any employee benefit plan, practice or program, including any Employee Welfare Benefit Plan, Employee Pension Benefit Plan or other plan described in paragraph
(c) above, by reason of USI's acquisition of the Business, including any liability to the PBGC, any employee benefit plan, the trustee of any employee benefit plan or any employee or participant or any other corporation, individual, trust, entity or government agency.

     (e)  COBRA.  Neither USI, EDS nor any of their Affiliates will have any
          -----
obligation to maintain any medical benefit plans, programs or practices, nor to allow any individual, whether an employee, participant, former employee or beneficiary of one of the foregoing, to participate in any health care plan, by reason of the health care continuation requirements of COBRA except with respect to those individuals who actually become employees of USI or its Affiliates, and thereafter an event occurs entitling the employee, or some person related to the employee, to such health care continuation coverage by reason of an employee's employment with USI and participation in USI's medical benefit plans.

     3.26 Compliance with Export Laws.  Each of the Selling Entities
          ---------------------------
currently holds and is in compliance with the export licenses listed with respect to such Person in Schedule 3.26; such export licenses ("Validated
                          -------------
Licenses") are the only export license documents issued with respect to the Business and the Acquired Assets as of the date hereof. Each of the Selling Entities is also in compliance with the general export licenses it relies upon with respect to the Business and the Acquired Assets.

     3.27 Inventories.  As of the Balance Sheet Date, all of the inventories
          -----------
and supplies that are reflected in the Balance Sheet were in good condition, priced at the lower of cost (on the first-in, first-out basis) or market, and (as to classes of items inventoried and methods of accounting and pricing) determined in a manner consistent with prior years. All of such inventories and supplies (together with the inventories and supplies which have been or will be purchased or acquired by any Selling Entity with respect to the Business during the period from the Balance Sheet Date to and including the applicable Closing
Date) which are included in the Acquired Assets were purchased or acquired in the ordinary course of the Business, consistent with past practices. All of the inventory included in the Acquired Assets is in good condition and is not obsolete or defective. Purchase commitments for merchandise are not in excess of normal requirements and are not at prices in excess of market prices. The Selling Entities have the types and quantities of inventory appropriate, taken as a whole, to conduct the Business in accordance with past practices.

     3.28 Master Purchase Agreements.  Schedule 3.28 sets forth a true and
          --------------------------   -------------
correct list of those vendor agreements under which the Selling Entities make purchases principally related to the Business (excluding those that relate to assets or services furnished by Intergraph for the benefit of all of its business units, subsidiaries or divisions and not principally to the Business, including, without limitation, accounting and legal support and the services provided under the Transition Services Agreement) (the "Master Purchase Agreements").

     3.29 Compliance with Law.  To the best knowledge of the Selling
          -------------------
Entities, without independent investigation, each of the Selling Entities (a) has complied with all Legislative Enactments and Official Actions applicable to its respective portion of the Business or the Acquired Assets, and (b) has duly and timely made all filings and submissions that are required by Legislative Enactments to be made with respect to such portion of the Acquired Assets or such Business, and has provided the Acquiring Entities copies of all such filings and submissions that have been made since January 1, 1993.

     3.30 Projections.  The financial projections for the Business prepared
          -----------
by the Selling Entities and attached as Schedule 3.30 (the "Projections") were
                                        -------------
prepared in good faith and, when prepared and furnished to USI, were based solely upon assumptions that Intergraph believed to be reasonable. None of the Selling Entities has any reason to believe that the Business will not so substantially achieve the results described in the Projections (other than the fact that the Business has not substantially achieved such results through the date hereof and that the failure to achieve such results may impact the ability of the Business to timely achieve the results described in the Projections), although no assurance is given that the results set forth therein will be achieved or that actual results will not differ materially from the results reflected therein.

     3.31 Intellectual Property.
          ---------------------

     (a)  Schedule 3.31(a), together with Schedule 3.32(a), set forth a true,
          ----------------                ----------------
complete and correct list of all items of Intellectual Property (i) which are owned by a Selling Entity or an Affiliate of a Selling Entity, (ii) which also comprise a part of the Business on the Principal Closing Date, and (iii) which comprise a part of the Transferred Intellectual Property Interests (the "Owned IP"). All patents, Trademark registrations and Copyright registrations which are part of the Owned IP are in good standing, are valid and subsisting, and are in full force and effect in accordance with their terms.

     (b)  Schedule 3.31(b), together with Schedule 3.32(b), set forth a true,
          ----------------                ----------------
complete and correct list of all items of Intellectual Property (i) which no Selling Entity owns, but in which a Selling Entity has a right or rights (by license or otherwise) and (ii) which also comprise a part of the Business on the Principal Closing Date (the "Not-Owned IP"; the Owned IP and the Not-Owned IP collectively referred to as the "IP"). All such items of Intellectual Property comprise a part of the Transferred Intellectual Property Interests except as specifically noted opposite the reference to any such item on Schedule 3.31(b)
                                                              ----------------
or 3.32(b).  The right of the Selling Entities to use the Not-Owned IP in the
   -------
Business is solely under the written license agreements or other Contracts listed on Schedules 3.31(b) and 3.32(b).
          -----------------     -------

     (c) To the best knowledge of the Selling Entities, without independent investigation, the development, license, use, sale, distribution and modification of the Owned IP by the Selling Entities in connection with the Business, and the use of the Not-Owned IP by the Selling Entities in connection with the Business, has not infringed on or otherwise violated the rights of any other Person or constituted an unlawful disclosure, use or misappropriation of the right or rights of any other Person. The continued and future license, use, sale and distribution of the Owned IP by the Acquiring Entities and their agents, representatives or Affiliates from and after the Principal Closing in a manner which is substantially identical to the license, use, sale and distribution by the Selling Entities prior to the Principal Closing, and the continued and future use of the Not-Owned IP by the Acquiring Entities and their agents, representatives or Affiliates from and after the Principal Closing in a manner which is substantially identical to the use by the Selling Entities prior to the Principal Closing, shall not constitute an infringement or other violation of the rights of any other Person or constitute an unlawful disclosure, use or misappropriation of the right or rights of any other Person. No Selling Entity is in material violation of, or in default under, any Contract or other legal requirement relating to the IP.

     (d) There is (i) no suit, action, complaint, proceeding, opposition, petition to cancel, interference, re-examination or audit pending, or to the best knowledge of the Selling Entities without independent investigation, threatened, with respect to, (ii) to the best knowledge of the Selling Entities without independent investigation, no presently existing factual basis that is reasonably likely to result in any suit, action, complaint, proceeding or formal audit contesting, and (iii) no outstanding Official Action concerning, any of
(A) the Owned IP or, to the best knowledge of any of the Selling Entities without independent investigation, the Not-Owned IP, (B) any right of the Selling Entities to develop, license, use, sell, distribute or modify the Owned IP or (C) any right under a Contract or any other right of the Selling Entities to use the Not-Owned IP.

     (e)  Except as set forth on Schedule 3.31(e), the Selling Entities have the
                                ----------------
right, which is non-terminable and not subject to expiration or revocation, to develop, license, control or regulate the use of, make, sell, have made, have used, perform, copy, have sold, distribute and modify the Owned IP without any valid legal or equitable claim by, or payment or other obligation owing to, or Consent from, any Person, and the Acquiring Entities will acquire at the Principal Closing (or at such other Closing as appropriate) all of such rights in the Owned IP on the same basis and geographic scope as that enjoyed by the Selling Entities immediately prior to the Principal Closing, without any diminution or alteration as a result of the Principal Closing (or such other appropriate Closing).

     (f)  Except as set forth on Schedule 3.31(f) (and subject only to the
                                 ----------------
express terms of those Contracts which are listed in Schedules 3.31(b) and
                                                     -----------------
3.32(b) to the extent that true and complete copies have been provided to USI),
-------
the Selling Entities have the right, which is non-terminable and not subject to expiration or revocation, to use the Not-Owned IP without any valid legal or equitable claim by, or payment or other obligation owing to, any other Person, and the

 Acquiring Entities will acquire at the Principal Closing (or at such other Closing, as appropriate) all of such rights on the same basis as that enjoyed by the Selling Entities immediately prior to the Principal Closing (or such other appropriate Closing), without any diminution or alteration as a result of such Closing. Schedule 3.31(f) sets forth a true and complete list of
                         ----------------
all Consents required to permit the Acquiring Entities to make, license, use, have sold, have made, have used, perform, copy, make derivative works of, sell, distribute and modify the Not-Owned IP on the same basis as that enjoyed by the Selling Entities immediately prior to the Principal Closing or at such other appropriate Closing, without any diminution or alteration as a result of the Closing or such other appropriate Closing (except with respect to Software which may have been installed by a Transitioned Employee on an individual personal computer included in the Acquired Assets which Software is not used by other employees and is not material to the Business).

     (g)  Except as set forth on Schedule 3.31(g), the rights to develop, make,
                                 ----------------
license, use, have sold, have made, have used, perform, copy, make derivative works of, sell, distribute, modify and exploit the Owned IP held by the Acquiring Entities immediately after the Principal Closing (or such other appropriate Closing) and the consummation of the transactions contemplated by this Agreement will be the same rights to develop, make, license, use, sell, have sold, have made, have used, perform, copy, make derivative works of, distribute, modify and exploit the Owned IP held by the Selling Entities immediately prior to the Principal Closing (or such other appropriate Closing) and consummation of the transactions contemplated by this Agreement, without any diminution or alteration as a result of the Closing or the consummation of any of the transactions contemplated by this Agreement. The Transferred Intellectual Property Interests set forth on Schedule 3.31(g) for which, to the
                                             ----------------
best of the Selling Entities' knowledge without independent investigation, there is no functionally comparable equivalent publicly available have been so designated.

     (h) Except (i) with respect to rights under the agreements entered into pursuant to this Agreement, (ii) as set forth in Schedule 3.31(h) or in Schedule
                                                 ----------------       --------
3.21, and (iii) end-user licenses for INGR Tools and non-source code licenses
----
for BAG Tools, to the best knowledge of the Selling Entities without any independent investigation, no Selling Entity has granted or obligated itself to grant to any Person any license, option or other right to develop, make, license, sell, have sold, have made, have used, perform, copy, make derivative works of, distribute or modify in any manner any of the Owned IP, whether or not requiring payment to any Selling Entity. To the knowledge of the Selling Entities without independent investigation, no Person has either asserted any right to develop, make, license, use, sell, have sold, have made, have used, perform, copy, make derivative works of, distribute or modify the Owned IP except in accordance with a license or other Contract described on Schedule
                                                                   --------
3.31(h) or in Schedule 3.21, or offered to grant any Selling Entity a license or
-------       -------------
any other right of use with respect to the Owned IP. No Selling Entity has any obligation to compensate any Person for any development, license, use, sale, distribution or modification of any of the Owned IP except as set forth in
Schedule 3.21.  No consent, approval, or authorization of or by any other Person
-------------
will be required after the Closing either (i) for the Acquiring Entities to develop, license, make, use, sell, have sold, have made, have used, perform, copy, make derivative works of, distribute, modify or exploit any of the Owned IP or (ii) for the Acquiring Entities to use the Not-Owned IP. To the best knowledge of the Selling Entities without any independent investigation, no Person has or shall have any right to terminate or revoke any grant to or other acquisition by any Selling Entity of any right to develop, license, make, use, sell, have sold, have made, have used, perform, copy, make derivative works of, distribute, modify, or exploit any of the Owned IP. None of the Owned IP was developed as part of the performance of any obligation for any Tribunal, or any other Person which would require the taking of any action, whether or not actually taken, in order for all rights to the Owned IP to become vested in, or retained by, any Selling Entity. Other than the Owned IP and the rights of any Selling Entity in the Not-Owned IP, except as set forth in Schedule 3.31(h) no
                                                           ----------------
Intellectual Property right is used in any of the Business or is necessary for the conduct of any of the Business as presently conducted.

     (i)  Schedule 3.31(i) sets forth a true, complete and accurate list of all
          ----------------
patents, patent applications, provisional applications, Trademark registrations, applications for Trademark registration, Copyright registrations, applications for Copyright registration and other registrations of and applications to register Owned IP by or for any Selling Entity with any government or governmental instrumentality. All such patents and registrations are in good standing, valid and subsisting, and are in full force and effect in accordance with their terms. To the best knowledge of the Selling Entities without any independent investigation, no Person other than a Selling Entity has either applied for any patent or registered any claim to Copyright with respect to any part of the Owned Software.

     (j)  Except as set forth in Schedule 3.31(j) and to the best knowledge of
                                ----------------
the Selling Entities without independent investigation, (i) none of the Owned IP has been infringed by any other Person, and (ii) none of the Owned IP is being used by any other Person except pursuant to a license agreement or other Contract as set forth in Schedule 3.31(h).
                         ----------------

     (k) To the best knowledge of the Selling Entities without any independent investigation, there are no moral rights that protect, affect, concern, or are related to any of the Transferred Intellectual Property Interests, and no party will assert any such rights.

     3.32 Software.
          --------

     (a) Schedule 3.32(a) sets forth a true, complete and correct list of all items of Software (i) which are owned by a Selling Entity, (ii) which comprise a part of the Business, and (iii) which comprise a part of the Transferred Intellectual Property Interests (the "Owned Software") and specifically shall include (by way of example and not implying any limitation) all of the Software commonly known as or described as a part of the SolidEdge, EMS, Technovision and Proren systems. The Owned Software shall include without limitation all earlier or predecessor versions of any of such Software (whether or not released) if and to the extent that such can be identified.

     (b)  Schedule 3.32(b) sets forth a true, complete and correct list of all
          ----------------
items of Software (i) which no Selling Entity owns but in which a Selling Entity has a right or rights (by license or otherwise) and (ii) which also comprise a part of the Business (the "Not-Owned Software"). All such items of the Owned Software and the rights of the Selling Entities under the Not-Owned Software comprise a part of the Transferred Intellectual Property Interests except as specifically noted opposite the reference to any such item on Schedule 3.32(b).
                                                              ----------------
The right of the Selling Entities to use the Not-Owned Software is solely under the written license agreements or other Contracts listed in Schedule 3.32(b).
                                                            ----------------
To the best knowledge of the Selling Entities without independent investigation, the use by the Acquiring Entities of the Not-Owned Software subject to the Contracts referred to in clause (r) of the definition of Retained Assets in
Section 1.1 hereof (which Contracts are not included in the Transferred Intellectual Property Interests) pursuant to successor agreements entered into by USI, to the extent that the Software covered thereby is the same as the Not-Owned Software covered by such Contracts referred to in clause (r), will not constitute an infringement or other violation of the rights of any other Person or constitute an unlawful disclosure, use or misappropriation of the right or rights of any other Person.

     (c) All Owned Software is free from material defects in programming and operation and performs in accordance with all normal industry expectations for quality and relevant HELP files and published user manuals therefor and in accordance with all technical, promotional and other written material used or provided to any Person in connection with the Owned Software.

     (d) Except as permitted under the EMS License Agreement or the SolidEdge License Agreement, Intergraph will not copy, maintain, store, or archive any computer software source code provided in the assets transferred to Unigraphics by the concurrently executed Bill of Sale. Furthermore, except as contemplated by the EMS License Agreement and the SolidEdge License Agreement, Intergraph agrees that it will not have any access whatsoever to any such computer software source code except through Unigraphics who has sole discretion whether to grant such access.

     (e) No Software comprising a part of the Business (1) contains any coded instructions, routine, or other means (including but not limited to any back door) that would enable any person or computer system, including authorized or unauthorized users, to bypass any log-in and/or any security feature of the Software or any computer on which the Software is installed; (2) contains any coded instructions, routine or other means (including but not limited to any time bomb or drop dead device) that, when activated in accordance with a predetermined method, date, or event, causes the Software to cease to operate, to operate in a degraded manner, to damage or destroy data or code, or otherwise deleteriously affect the functioning of the Software, other programs, or the computer systems on which the Software is installed, or with which such computer systems are in communication (except demonstration versions or copies of Software which cease to function at a predetermined date if not purchased or if other similar action is not taken); (3) contains any coded instructions, routine or other means that causes the Software, other software, or the computer system on which the Software is installed to perform an unauthorized function or to operate in an unauthorized manner; or (4) contains any coded instructions, routine or other means (including any virus, trojan horse, or worm) that disables, erases, or otherwise harms software, hardware or data or otherwise causes such actions.

     3.33 Development and Protection of the Owned IP.
          ------------------------------------------

     (a) The Owned IP consists exclusively of "works made for hire" as that term is used in Title 17 of the United States Code, and a Selling Entity is considered the author of each of such works. The Owned IP was developed entirely by (i) full time employees working within the scope of their employment within the meaning of 17USC(S)101 of a Selling Entity during the period (for each such person, his "Engagement Period") in which either (I) (A) he was a full time employee of a Selling Entity, (B) he was employed only by a Selling Entity and
(C) he was expressly employed for the purpose of or his written job description in the employment of a Selling Entity at the time of such actions included as a primary duty the development of part of the Owned IP or (II) he was subject to a valid and enforceable written Contract (an "Employee IP Contract") which assigned to such Selling Entity ownership of the work or works produced, including, without limitation, all intellectual property rights therein (such employee, solely when meeting all of these criteria, referred to as a "Developer"), or (ii) independent contractors or consultants engaged by a Selling Entity which have assigned to such Selling Entity their entire right, title, and interest in and to the work or works produced, including without limitation all intellectual property rights therein pursuant to a valid and enforceable written Contract (an "Independent Contractor IP Contract") (such contractor or consultant meeting these criteria also referred to as a "Developer"). No material Owned IP includes (i) any Intellectual Property in which any Person other than a Selling Entity has or may acquire any right of ownership, control or compensation, or (ii) any invention made by (A) any employee of a Selling Entity who was not hired to invent at any time other than during his Engagement Period or (B) any independent contractor or consultant engaged by a Selling Entity who is not subject to an Independent Contractor IP Contract, or (iii) the product of any effort to develop independently, through a "clean room" effort or otherwise, an expression in which any Person other than a Selling Entity has intellectual property rights. None of the Owned IP is the product of a joint invention or authorship by a Developer and any Person who is not also a Developer. No right of any Person other than a Selling Entity to any patent, patent application, Trademark or Copyright is embodied in any of the Owned Software, except as set forth on Schedule 3.33(a).
                                       ----------------
     (b) Each Selling Entity has diligently taken reasonable measures to protect for the sole use and benefit of the Selling Entities the confidential and proprietary nature of the Trade Secrets and the source code, object code and access codes for the Software (the "Confidential Software"). Each Person, including without limitation employees, agents, consultants, distributors and licensees of the Selling Entities, who has had access to or otherwise been exposed to any of the Trade Secrets or Confidential Software (including without limitation any of the source code for the Owned

Software) has been advised of the confidential and proprietary nature of the Trade Secrets and the Confidential Software and any such agent, consultant, distributor or licensee has been required to enter into a written agreement ("Confidentiality Contract") with the appropriate Selling Entity acknowledging and agreeing that (i) the Owned IP is and shall remain the sole and exclusive property of, and may be confidential to, such Selling Entity, and (ii) the Owned IP is not to be used or disclosed to any Person other than as specifically authorized by such Selling Entity. Each of the Confidentiality Contracts and Employee IP Contracts relating to the Transferred Intellectual Property Interests was and is in full force and effect, and constitutes the legal, valid and binding obligation of each Selling Entity which is a party thereto and, to the best knowledge of the Selling Entities without independent investigation, each other Person which is a party thereto, enforceable in accordance with its terms, except that (iii) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (iv) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought. Each Selling Entity has kept all of the Trade Secrets, including without limitation all of the source code for the Owned Software, strictly confidential and secret. The Trade Secrets are not and have not been a part of the public knowledge or literature. No Selling Entity has disclosed, divulged or otherwise provided access to any part of the source code for the Owned Software other than to Persons which have entered into written Confidentiality Contracts with the appropriate Selling Entity or who have a confidential relationship with the Selling Entity or a duty to keep such source code for the Owned Software confidential. To the best knowledge of the Selling Entities without independent investigation, no Person which is a party to an IP Contract or confidentiality agreement or has a confidential relationship with any Selling Entity is in violation of, or in default under, any term or provision of such Contract which relates to the Owned IP.

     (c) All Know-How comprising a part of the Business is included in the assets assigned to the Acquiring Entities by the Selling Entities in this Agreement. Schedule 3.33(c) sets forth a true, complete and correct list of all
           ----------------
locations where the descriptions of any material Know-How comprising a part of the Business is kept. Such descriptions explain the material Know-How comprising a part of the Business. Each Selling Entity has taken all commercially reasonable appropriate measures to protect in all material respects the confidential and proprietary nature of the information related to the business strategy, finances, marketing plans or employees of the Business which has not been published and is not generally known to the public.

     3.34 Accuracy of Consent Schedules.  Schedules 2.5(d) and 7.4 set forth
          -----------------------------   ----------------     ---
a true, complete and correct list of all material Consents from any Tribunal or other Person as may be necessary or appropriate to consummate the transactions contemplated by this Agreement in accordance with this Agreement and to enable the Acquiring Entities to carry on and conduct the Business, in all material respects, subsequent to the applicable Closing in substantially the same manner as was carried on and conducted prior to such Closing, or that are necessary to prevent a breach of or a default or penalty, or increase in payments, under or a termination of any material Contract relating to the Business.

     3.35 Confidential Information.  All confidential or proprietary
          ------------------------
information relating to any aspect of the Business which has been provided by any Selling Entity to any Person that entered or proposed to enter into negotiations for the sale of the Business (including a sale of capital stock of any Selling Entity) or any portion thereof, whether or not under a Contract or other assurances of confidentiality, has been destroyed or returned to the applicable Selling Entity.

     3.36 Brokers.  None of the Selling Entities has authorized any Person to
          -------
act as a broker or finder or in any similar capacity in connection with this Agreement or the transactions contemplated hereby in such a manner as to give rise to a valid claim against EDS or any of the Acquiring Entities for any brokers' or finders' fees or similar fees or expenses.

     3.37 Commercial Software.   The Software subject to each of the EMS
          -------------------
License Agreement and the SolidEdge License Agreement are commercial computer Software which is used regularly for other than government purposes and is sold, licensed or leased in significant quantities to the general public at established market or catalog prices.

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING ENTITIES

     To induce the Selling Entities to enter into this Agreement and to consummate the transactions contemplated hereby, USI jointly represents and warrants with respect to itself and each other Acquiring Entity, and each other Acquiring Entity with respect to itself represents and warrants to the Selling Entities as set forth in this Article IV and as may be additionally provided in the applicable Closing Agreement. Notwithstanding anything to the contrary set forth in this Agreement, Intergraph acknowledges that the representations and warranties set forth in this Article IV are qualified by the fact that as of the date of this Agreement the formation of the Portugese branch of Unigraphics Solutions Espana, S.A., the Finnish branch of Unigraphics Solutions Sverige AB, and the legal entities in Poland, Korea and the Czech Republic to consummate the transactions contemplated hereby in those countries have not yet been completed.

     4.1   Corporate Existence and Authority.  Each Acquiring Entity is a
           ---------------------------------
corporation or (as indicated on Schedule 4.1) other legal entity duly organized,
                                ------------
validly existing and, to the extent such a concept or similar concept exists in the relevant jurisdiction, in good standing under the laws of the state or other jurisdiction of its incorporation or other organization, as set forth on
Schedule 4.1. Each Acquiring Entity has all requisite power and all requisite
------------
franchises, license, permits and authority to own and lease its properties and assets and to carry on its business, as such business has been conducted and is being conducted currently. None of the Acquiring Entities is in breach or violation of its Charter or Bylaws.

     4.2   Authorization and Effect of Agreement, Etc.  Each Acquiring Entity
           ------------------------------------------
has all requisite power and authority to enter into, execute and deliver this Agreement and the other agreements contemplated hereby to which such Person is a party and to perform its obligations hereunder and thereunder and to consummate the respective transactions contemplated hereby and thereby for such Acquiring Entity. The execution, delivery and performance of this Agreement by each of the Acquiring Entities and the other agreements contemplated hereby to which such Person is a party and the consummation by the Acquiring Entities of the transactions contemplated hereby and thereby have been duly authorized by all corporate and other entity action. This Agreement has been, and the other agreements contemplated hereby to which any of the Acquiring Entities is a party will be, duly executed and delivered by each of the Acquiring Entities (to the extent such Person is a party thereto) and constitutes, or when executed and delivered will constitute, the valid and binding obligation of the Acquiring Entities, enforceable in accordance with its respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

     4.3   No Violation.  Except as set forth in Schedule 4.3, neither the
           ------------                          ------------
execution, delivery or performance by any of the Acquiring Entities of this Agreement or any other agreement contemplated hereby to which any of such Persons is a party, nor the consummation by any of the Acquiring Entities of any of the transactions contemplated hereby or thereby in accordance with the terms hereof or thereof, does or will (with the passage of time, the giving of notice or otherwise)

(a) violate or conflict with any provision of the Charter or Bylaws of any Acquiring Entity; (b) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration, upon notice or passage of time or otherwise, with respect to), in whole or in part, any Lien or Contract to which any Acquiring Entity is a party or by which it or any Acquiring Entity or any of its respective properties are bound; (c) violate, conflict with or cause any default under (or give any party any right to declare any default, upon notice or passage of time or otherwise, under) any Legislative Enactments, Official Actions or any other restriction of any kind or character to which any Acquiring Entity is a party or by which any Acquiring Entity or any of its respective properties is bound; (d) result in the creation or imposition of any Lien, proscription or restriction on any property or asset; or (e) permit any Tribunal to impose any restrictions or limitations of any nature on any Acquiring Entity or its respective properties or activities.

     4.4   Challenges To This Agreement.  No suit, action, proceeding or
           ----------------------------
investigation against any Acquiring Entity challenging this Agreement or any of the transactions contemplated hereby or claiming damages in connection with this Agreement or any of the transactions contemplated hereby has been instituted or, to the knowledge of the Acquiring Entities, without independent investigation, threatened.

     4.5   Consents.  Except as set forth in Schedule 4.5, no Consent of, or
           --------                          ------------
registration, declaration or filing with, or permit from, any Tribunal, lessor, lender or any other Person is required to be made or obtained by any Acquiring Entity in connection with the execution, delivery and performance by any of the Acquiring Entities of this Agreement or the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby in accordance with the terms hereof and thereof.

     4.6   Brokers.  Neither EDS nor any Acquiring Entity has authorized any
           -------
Person to act as a broker or finder or in any similar capacity in connection with this Agreement or the transactions contemplated hereby in such a manner as to give rise to a valid claim against any of the Selling Entities for any brokers' or finders' fees or similar fees or expenses, other than Morgan Stanley & Co. Incorporated, the fees and expenses of which will be paid by USI.


                                   ARTICLE V
                       COVENANTS OF THE SELLING ENTITIES

     5.1   Consummation of Transactions.  Subject to the terms and conditions
           ----------------------------
herein provided, from the date hereof through its applicable Closing Date, each Selling Entity will take, or cause to be taken, all actions and do, and cause to be done, all things necessary, proper or advisable to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement in accordance with the terms of this Agreement applicable to such Selling Entity. From the date hereof through its applicable Closing Date, no Selling Entity shall voluntarily take, and Intergraph shall cause each Affiliate of any Selling Entity not to take voluntarily, any action or course of action inconsistent with the satisfaction of the respective conditions, terms and provisions of this Agreement or the consummation of the respective transactions contemplated by this Agreement in accordance with the terms of this Agreement applicable to such Selling Entity.

     5.2   Conduct of Business.  From the date hereof and through its applicable
           -------------------
Closing Date, each Selling Entity will conduct such portions of the Business as it may directly or indirectly control only in the ordinary course of its respective portion of the Business, consistent with past practices, unless USI shall otherwise consent in writing. Without limiting the generality of the foregoing, unless USI has given its prior written consent otherwise, none of such Selling Entities will take any action that would cause the breach of any covenant of such Selling Entity in this Agreement (including in this Article V)
                                                                     ---------
or that would cause the representations and warranties of such Selling Entity in this Agreement (including those set forth in Article III) to be untrue in any
                                             -----------
respect at any time through the final Closing Date.

     5.3   Preservation of Business.  Without limiting the generality of
           ------------------------
Section 5.1 and Section 5.2, from the date hereof and through the applicable
-----------     -----------
Closing Date, each Selling Entity will, with respect to such portions of the Acquired Assets, the Assumed Liabilities and the Business it may directly or indirectly control:

     (a) use its best efforts to preserve intact its present business organization and not alter or change its methods of operation;

     (b) use its best efforts to preserve its goodwill and its present business relationships with all Persons;

     (c) use its best efforts to keep available the services of its present officers and employees, except as USI may otherwise require or direct, provided that the Selling Entities shall not be obligated to increase compensation or benefits outside of the ordinary course of business in order to retain such persons;

     (d) maintain and keep its respective portion of the Acquired Assets in good repair and condition, normal wear and tear excepted;

     (e) pay and perform, when due, all obligations under its Contracts relating to the Business and the Acquired Assets;

     (f) comply with and perform all its obligations and duties imposed by all Legislative Enactments and Official Actions, except as may be contested by such Selling Entity in good faith by appropriate proceedings;

     (g) maintain in full force and effect policies of insurance of the same type, character and coverage as the policies of insurance listed with respect to it in Schedule 5.3;
                      ------------

     (h) not amend or make other changes to its Charter or Bylaws in any manner whatsoever that would inhibit or hinder its ability to consummate the transactions contemplated hereby;

     (i) not purchase, sell, lease, mortgage, pledge or otherwise acquire or dispose of its respective portion of the Acquired Assets, except for tangible personal property purchased, sold, leased or pledged in the ordinary course of its respective portion of the Business, consistent with past practices;

     (j) not enter into, or become obligated under, any Contract relating to the Business, or change, amend, terminate or otherwise modify any such Contract, except as contemplated by Section 2.12 and except for Customer Contracts and other normal purchase, sale, license and lease agreements and commitments for tangible personal property which are entered into in the ordinary course of its respective portion of the Business, consistent with past practices;

     (k) not incur or commit to any capital expenditures, obligations or liabilities, other than capital expenditures, obligations or liabilities not in excess of $25,000 in the aggregate;

     (l) not change its method of accounting from that in effect at the Balance Sheet Date;

     (m) not increase or otherwise change the rate or nature of the compensation (including wages, salaries, bonuses, perquisites and benefits under pension, profit sharing, deferred compensation and similar plans or programs) which is paid or payable, directly or indirectly, to or for the benefit of any of its officers or employees employed or engaged primarily in connection with the Business or hire any such employee at an annual salary in excess of $35,000, or terminate any such employee whose annual compensation is in excess of $35,000;

     (n)   not establish any employee plan or program as described in Section
                                                                      -------
     3.24 or 3.25 nor make, or commit to make, any payment, contribution or
     ----    ----
     award under or into any such employee plan or program except in the ordinary course of business as required thereunder;

     (o) not modify, release or cancel any obligations, indebtedness, liabilities or Liens (unless such obligation, indebtedness, liability or Lien has been paid in full to such Person at the time of release or cancellation) with respect to the Business;

     (p) not waive, compromise or settle any right or claim with respect to the Business, or institute, settle or agree to settle any litigation, action or proceeding with respect to the Business before any Tribunal;

     (q) not subject any of the Acquired Assets to any newly created Lien or other adverse interest or restriction, other than Permitted Encumbrances and Liens for Taxes not yet due and payable that have been incurred in the ordinary course of its respective portion of the Business, consistent with past practices;

     (r) not incur any indebtedness, obligation or liability, except those arising in the ordinary course of its respective portion of the Business, consistent with past practices;

     (s) not assume, guaranty or endorse the obligations of any Person, except in the ordinary course of its respective portion of the Business, consistent with past practices;

     (t) except in the ordinary course of its respective portion of the Business, consistent with past practices, not extend any credit or commit to extend credit to any Person;

     (u) not grant any rebates, discounts, advances or allowances to any customers except in the ordinary course of its respective portion of the Business, consistent with past practices (without limiting the generality of the foregoing, none of the Selling Entities shall provide any products (including Software products) or services at discounted rates or free of charge to any customer as a rebate, discount or advance, except in the ordinary course of business consistent with past practices); and

     (v) use or sell the inventories and supplies in its respective portion of the ordinary course of the Business, consistent with past practices;

provided, however, that the Selling Entities shall not be in breach of this
Section 5.3 as a result of any act or omission to act pursuant to the direction or approval of a USI manager serving pursuant to Section 2.14 hereof.

     5.4   Access to Information.  From the date hereof to its applicable
           ---------------------
Closing Date, each Selling Entity shall furnish, and shall cause each Affiliate of the Selling Entities which it directly or indirectly controls to furnish, the officers, employees and agents of the Acquiring Entities reasonable access to
(a) the officers, employees, agents, properties, Books and Records as they relate to its respective portion of the Business and (b) all of its financial, operating and other data and information with respect to such portion of the Business. The Acquiring Entities shall have the right to review the Books and Records of each Selling Entity as they relate to its respective portion of the Business prior to the final Closing Date. Each Selling Entity shall use its best efforts to allow the Acquiring Entities to accomplish their reviews as rapidly as possible. No such examination, inspection or audit by the Acquiring Entities or their agents and representatives (whether in accordance with this
Section 5.4 or otherwise) shall in any way diminish, modify, terminate or
-----------
otherwise affect the respective representations, warranties, covenants or agreements of each Selling Entity contained in this Agreement or in any certificate or other instrument furnished or to be furnished by any of the Selling Entities or any Affiliate of any of the Selling Entities in connection with this Agreement. Such access and information shall be afforded to the officers, employees and agents of the applicable Acquiring Entities by the applicable Selling Entities, who shall also cause their respective officers, directors, employees and agents (including attorneys and accountants) to afford such access and information.

     5.5   Notification of Certain Matters.  Prior to its applicable Closing
           -------------------------------
Date, each Selling Entity shall give prompt notice to USI of (a) any threatened or actual lawsuit, any proposed settlement of any threatened or actual lawsuit and any pending or threatened governmental action or proceeding of any kind known to such Selling Entity which relates to its respective portion of the Business or the Acquired Assets or the transactions then contemplated by this Agreement; and (b) any material failure of any of the Selling Entities to comply with or satisfy any covenant, condition or agreement then remaining to be complied with or satisfied by it hereunder.

     5.6   Furnishing of Information.  As soon as available but not later than
           -------------------------
March 31, 1998, Intergraph will furnish to USI unaudited statements of revenues and direct expenses of the Business for the period commencing on January 1, 1998 and ending on the Principal Closing Date in the form and detail similar to those included within the Financial Statements, certified by the chief financial officer or treasurer (or other comparable officer) of Intergraph as being prepared in accordance with GAAP and fairly presenting the results of operations of the Business for the period then ended, subject to normal, recurring quarter-end and year-end audit adjustments, as described therein. Following the Principal Closing Date and prior to the consummation of each International Closing, Intergraph will furnish to USI, as soon as available, but in any event not later than 30 days after the end of each calendar month, an unaudited balance sheet for each Selling Entity which has not yet consummated its International Closing with respect to the Business as of the end of such month and the related unaudited statements of revenues and direct expenses of such Selling Entity with respect to the Business for such month in the form and detail similar to those included within the Financial Statements, certified by the chief financial officer or treasurer (or other comparable officer) of Intergraph as being prepared in accordance with GAAP and fairly presenting the financial position of the Business conducted by the Selling Entity as of the dates thereof and the results of operations of the same for the period then ended, subject to normal, recurring quarter-end and year-end audit adjustments, as described therein. All such financial statements described above shall be true, complete and correct and shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such officer and disclosed therein). The Selling Entities have been advised that USI intends to include the Financial Statements (and possibly the unaudited financial statements for the Business for periods following January 1, 1998) in a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission and consent to the inclusion thereof in such Registration Statement (and similar financial statements for subsequent periods depending on the timing of the filing of such Registration Statement). USI has been advised by the Securities and Exchange Commission that it may include a statement of assets purchased in such Registration Statement in lieu of the Balance Sheet, and Intergraph agrees to promptly furnish such Statement to USI for inclusion in any such Registration Statement. Intergraph will obtain the consent of Ernst & Young to the inclusion of their report on the Financial Statements in any such Registration Statement and will instruct Ernst & Young to cooperate with a reasonable request for a "comfort letter" which may be requested by the underwriters.

     5.7   Non-Solicitation.  From the date hereof and until the five-year
           ----------------
anniversary of the Principal Closing Date, neither Intergraph nor any Affiliate of Intergraph shall, directly or indirectly, solicit for employment (other than through public advertisements or other widely disseminated employment notices) or hire any employee of any of the Selling Entities with respect to the Business who is then currently employed by any of the Acquiring Entities or any of their Affiliates, and during such period, without the prior written consent of USI, Intergraph may not offer employment or employ any person who identified on
Schedule 6.3 who does not accept the offer of employment by the Acquiring
------------
Entities contemplated hereby.

     5.8   Use of Owned Software.  None of Intergraph, any other Selling Entity
           ---------------------
or any of their Affiliates shall access, operate, distribute, copy, use, or modify any of the Owned Software, other than the Owned Software subject to the Transferred Intellectual Property License Agreements and except as permitted under the terms of the EMS License Agreement or the SolidEdge License Agreement.

     5.9   Expenses of Transaction.  The Business has not incurred or paid and
           -----------------------
will not incur or pay legal or consulting fees or expenses in connection with any offer for sale of (a) the Acquired Assets or the Business, (b) all or substantially all of the assets of any Selling Entity or (c) the negotiation, preparation, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     5.10  Further Assurances.  If at any time after any Closing, any
           ------------------
Acquiring Entity shall consider or be advised that any further assignments, conveyances, transfers or assurances in law, or any other actions or things, may be necessary or appropriate to assign, convey, transfer, set over or deliver to, or to vest, perfect or confirm in, the applicable Acquiring Entity any right, title or interest of any Selling Entity, of record or otherwise, in or to the Acquired Assets or the Business or to place the Acquiring Entities in operating control of any of the Acquired Assets, the respective Selling Entities shall promptly execute, deliver and record, or cause to be executed, delivered and recorded, any and all such further instruments of assignment, conveyance and transfer and take, or cause to be taken, all actions and do, or cause to be done, all things, as may be reasonably requested by the applicable Acquiring Entity to assign, convey, transfer, set over and deliver to, and to vest, perfect and confirm in, the appropriate Acquiring Entity all right, title and interest of the Selling Entities, of record and otherwise, in and to the Acquired Assets and the Business or to place the Acquiring Entities in operating control of any of the Acquired Assets, including, without limitation the execution, delivery and filing of such documents and instruments as are necessary in order to effectuate the transfer of the Transferred Intellectual Property Interests to the applicable Acquiring Entities; provided, however, that any such request shall be subject to any limitations or restrictions contained in this Agreement.

     5.11  Period of Exclusivity.  Except with respect to the Acquiring
           ---------------------
Entities, during the period commencing on the date of this Agreement and ending on the earliest to occur of (a) the final Closing or (b) termination of this Agreement in accordance with Section 10.2, none of the Selling Entities shall
                             ------------
provide, and each of the Selling Entities will cause its respective directors, officers, employees and other representatives not to provide, any information with respect to, or participate in any discussions concerning, any corporate transaction relating to a sale or transfer (directly, indirectly or by operation of law) of any or all of the Acquired Assets, any merger or corporate reorganization relating to all or any of the Acquired Assets or any other significant corporate transaction involving any of the Acquired Assets.

     5.12  Noncompetition.
           --------------

     (a) The Selling Entities agree that during the seven-year period commencing on the date of this Agreement they (i) will not, either directly or indirectly (including through any Affiliate), own, manage, control or operate or participate in the ownership, management, operation or control of, any business, whether in corporate proprietorship or partnership form or otherwise, which engages in a Competitive Activity in any location, whether inside or outside of the United States; (ii) will not engage in a Competitive Activity at any place, whether inside or outside of the United States, directly or indirectly (including through an Affiliate), whether individually, in partnership, jointly, or in conjunction with, or on behalf of, any Person; and (iii) will not, directly or indirectly (including through an Affiliate), whether individually, in partnership, jointly, or in conjunction with, or on behalf of, any Person, solicit or accept any business which requires engagement in

Competitive Activities; provided, however, the foregoing shall not be deemed to prohibit the Selling Entities from the performance of its obligations under the CAD II Contracts as contemplated by the SolidEdge License Agreement, the EMS License Agreement and the SolidEdge Reseller Agreement.

     (b) The term "Competitive Activity" means the maintenance, marketing or selling, or the development for marketing or sale by a third party, of three-dimensional modeling Software intended primarily for use in the automotive, aerospace or manufacturing (including, without limitation, mechanical design of consumer products, consumer electronics, computers and machine tooling) industries for equipment design, machine design, product design, finite element analysis, mechanism analysis or numerical control tool path creation, provided, however, that the foregoing shall not be deemed to restrict Intergraph from the maintenance, marketing, development or sale of Software intended to be used for the Intergraph Fields or the Joint Fields.

     (c) The parties hereto specifically acknowledge and agree that the remedy at law for any breach of the foregoing will be inadequate and that the aggrieved party, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage. In the event that the provisions of this Section 5.12 should ever be deemed to exceed limitations provided by applicable law, then the parties hereto agree that such provisions shall be reformed to set forth the maximum limitations permitted; provided, however, nothing in this Section 5.12 shall prevent a Selling Entity or any Affiliate thereof from acquiring less than a 2% ownership interest in a company which is engaged in a Competitive Activity. The provisions of this Section 5.12 shall not restrict Intergraph from engaging in any activity not prohibited hereunder or by the exclusive nature of certain of the Intellectual Property covered by the Transferred Intellectual Property License Agreements.

     5.13  Certain Employee Benefit Matters.
           --------------------------------

     (a)   Intergraph Incentive Benefits.  Not later than seven days following
           -----------------------------
the Principal Closing Date, each Selling Entity will pay to the Transitioned Employees identified on Schedule 5.13(a) any incentive compensation benefits due
                        ----------------
to such Transitioned Employee through the Principal Closing Date and to the other Transitioned Employees the pro rata portion of the bonus payments to such persons through the Principal Closing Date in accordance with the bonus scheme in effect for 1997.

     (b)   Intergraph Vacation Pay.  Not later than seven days following the
           -----------------------
Principal Closing Date, each Selling Entity will pay an amount in respect of all accumulated vacation days and, with respect to non-U.S. Transitioned Employees if required by applicable law, accumulated holiday or similar benefits (in each case based on the then current salary of the Transitioned Employee or, outside the United States, as may otherwise be required by law) as of the Principal Closing to each Transitioned Employee who was employed immediately prior to such Closing by such Selling Entity. Each of the Closing Agreements may set forth additional obligations or procedures for effecting the foregoing obligations of the Selling Entities organized outside the United States and each branch of a Selling Entity organized under the laws of the United States but whose branch operations are conducted outside the United States.

     (c)   Intergraph Stock Incentive Plan.  Intergraph shall extend, for a
           -------------------------------
period of three months from the date of termination with respect to each Transitioned Employee, the exercise periods under the Intergraph Corporation 1992 Stock Option Plan and the Intergraph Corporation 1997 Stock Option Plan for all vested awards as of the date of termination of employment by a Selling Entity of such Transitioned Employee.


     (d)   Intergraph 401(k) Plan.  Effective as of the date of the termination
           ----------------------
of employment by a Selling Entity in connection with this Transaction, Intergraph shall take all actions which are necessary and appropriate to fully vest each Transitioned Employee in all amounts in such employee's individual account in the Intergraph Corporation SavingsPlus Plan (the "Intergraph 401(k) Plan"). Any Transitioned Employee who, as of the date of termination of such employee's employment with a Selling Entity, has an outstanding balance on any loan from the Intergraph 401(k) Plan, shall be eligible to transfer such loan, along with all amounts vested in such employee's Intergraph 401(k) Plan individual account, into the EDS Deferred Compensation Plan ("EDS 401(k) Plan") pursuant to a trust-to-trust transfer ("Plan Asset Transfer") made in accordance with the administrative policies and procedures of the Electronic Data Systems Deferred Compensation Plan (the "EDS 401(k) Plan") and Section 414(l) of the Code, provided that at the time of the Plan Asset Transfer Intergraph can represent and warrant to EDS that the Intergraph 401(k) Plan (i) provides for Plan Asset Transfers and (ii) is a qualified employee pension benefit plan in compliance with Code Sections 401 et seq. The plan administrator of the
                                  -------
Intergraph 401(k) Plan shall, upon reasonable request, promptly provide the plan administrator of the EDS 401(k) Plan with any and all data, records and other information pertaining to any Transitioned Employee, a beneficiary, dependent, spouse or former spouse of any Transitioned Employee, the Intergraph 401(k) Plan individual account for any Transitioned Employee, and any other information considered necessary and appropriate for the plan administrator of the EDS 401(k) Plan to establish and administer an individual account for any Transitioned Employee in the EDS 401(k) Plan. The plan administrator of the Intergraph 401(k) Plan shall further cooperate to take all such reasonable actions as are necessary or appropriate for such plan administrator to take to effect the Plan Assets Transfer in a timely and efficient manner, including the filing of any reports, notices or disclosures which may be required by any governmental agency.

     (e)   Foreign Nationals.  The Transitioned Employees identified on Schedule
           -----------------                                            --------
5.13(e) are foreign nationals working in the United States ("Foreign National
-------
Employees"). Each Foreign National Employee shall remain employed by Intergraph until such persons are granted permanent United States residency by the Department of Immigration (the "Transition Date"). During the period from the applicable Closing Date through the applicable Transition Date, each Foreign National Employee shall be employed by Intergraph for the full-time benefit of USI and the Acquired Business, and USI shall reimburse Intergraph for their salaries at the rates set forth opposite their respective names on Schedule
                                                                   --------
5.13(e), which rates are the current salaries of such persons, and for the
-------
direct benefit costs of Intergraph attributable to such persons. During this period, USI may request that the employment of any such person be terminated.
In such event, later than five days following the date of such request Intergraph may either (i) continue the employment of such person for Intergraph's benefit, in which event USI shall discontinue payments of salary reimbursement, or (ii) terminate the employment of such person, in which event USI will reimburse Intergraph for any required severance payments to any terminated Foreign National Employee in accordance with Intergraph's severance policy.

     (f)   Employment Assistance.  Each Selling Entity will cooperate with the
           ---------------------
applicable Acquiring Entity in (i) where the law so requires, the facilitation of the transfer of the employees of the Selling Entity engaged in the Business to the relevant Acquiring Entity, (ii) the performance by such Acquiring Entity of its obligations under Section 6.3 to offer employment with USI or another
                         -----------
Acquiring Entity to such employees of the Business as such parties shall agree upon prior thereto or in the applicable Closing Agreement and (iii) such Acquiring Entity's effort to employ such employees. No Selling Entity will (A) except with the written consent of USI, make any representations, promises or other communications, whether written or oral, to such employees regarding employment with any of the Acquiring Entities or employee benefits, plans or practice of the Acquiring Entities, or (B) take any act that diminishes any Acquiring Entity's right to dismiss, subject to applicable law, any such employee with or without cause.

     (g)   Expense Report Reimbursement.  Each Selling Entity will reimburse a
           ----------------------------
Transitioned Employee for any business related expenses incurred by that Transitioned Employee with respect to a period prior to the Principal Closing in accordance with the Selling Entities' standard expense reimbursement policy.

     (h)   Transfer of Certain Non-U.S. Pension Assets.
           -------------------------------------------

           (I) At or prior to the applicable International Closing, Intergraph shall contribute in cash to the underlying trusts (or comparable funding arrangements) of the EDS pension plans (the "EDS Pension Trusts") or in the case of an unfunded book reserve maintained by Intergraph or an Affiliate of Intergraph, to USI (which shall accept such funds on behalf of EDS) an amount equal to the Projected Benefit Obligation value ("PBO") of the benefits accrued for and in respect of the Transitioned Employees under the applicable Intergraph pension plan as determined under the rules of the respective Intergraph pension plan and applicable law as if the Transitioned Employee's employment with a Selling Entity had terminated the day before the applicable Closing Date. The PBO will be calculated using the Intergraph pension plan rules as in effect on the applicable Closing Date and the actuarial methodology and assumptions which were applicable for the EDS annual disclosure under FAS87 as of December 31, 1997. For this purpose, each Transitioned Employee shall be deemed to have a fully vested benefit under the applicable Intergraph pension plan. Notwithstanding the foregoing, to the extent that the applicable Intergraph pension plan is a defined contribution plan, the PBO shall refer to each Transitioned Employee's full account balance credited to him or her under the Intergraph pension plan, consisting of both employee and employer contributions and any adjustments thereon due to investment performance, as of the applicable Closing Date.


           (II) To the extent permitted by law, all payments will be made directly from the underlying trust (or other comparable funding arrangements) of each Intergraph pension plan (the "Intergraph Pension Trusts") to the corresponding EDS Pension Trust in the respective country and, to the extent so paid, Intergraph's obligation to pay the amounts referred to in (I) above shall be correspondingly reduced. If, under applicable law the legally required minimum amount to be transferred exceeds the PBO, then such payment will in no event be less than the amount necessary to satisfy the requirements of any applicable law.

           (III) Intergraph shall pay interest on the amount payable to the EDS Pension Trust or USI, as the case may be, accruing for the period beginning on the day after the Principal Closing Date until the date the amount is paid to the EDS Pension Trust at the discount rate per annum used to calculate the PBO. To the extent permitted by law, this payment shall be made from the Intergraph Pension Trusts to the EDS Pension Trusts.


           (IV) For each Transitioned Employee, Intergraph will transfer from the Intergraph Pension Trusts, and USI will assume (or cause the applicable EDS pension plan to assume) as of the EDS plan eligibility date, an amount of plan liabilities equal to the PBO under the Intergraph pension plan as of the applicable Closing Date.

           (V) All calculations contemplated herein shall be performed by an actuary designated by USI, which may be reviewed by an actuary designated by Intergraph prior to the transfer, and shall be performed within 30 days after the applicable Closing Date, or as soon thereafter as practicable (provided that to the extent permitted by law all payments to be made at the applicable Closing shall be estimated in good faith by USI and Intergraph with such estimates to be confirmed on a post-closing basis by such actuary or actuaries). EDS shall cause the EDS Pension Trusts to accept their respective transfer of plan assets and the corresponding EDS Pension Plans to assume their respective transfer of liabilities (such transfers of plan assets and liabilities and the acceptance of such assets and assumption of such liabilities shall hereafter be referred to as the "Transfers"). The Transfers will be accomplished in full compliance with applicable law. Further, Intergraph and USI will file or cause to be filed in a timely manner whatever reports, forms and notices as are necessary under applicable law as a result of the Transfers. EDS and Intergraph agree to cooperate with each other in providing the other on a timely basis with employee data and other information which may be reasonably required to effect the respective Transfers. Each Transfer will be accomplished by way of a single transfer of plan assets and liabilities from the respective Intergraph Pension Plan and will not occur until the PBO under the respective Intergraph Pension Plan has been determined.

     5.14  Intergraph Guaranty.  Intergraph hereby guarantees to the Acquiring
           -------------------
Entities the due and punctual performance by each of the other Selling Entities of its respective obligations under this Agreement and each of the Closing Agreements.

     5.15  Enforcement of Confidentiality Agreement.  The Selling Entities
           ----------------------------------------
agree to enforce, for the benefit of the Acquiring Entities any and all rights of the Selling Entities under any Contract retained by the Selling Entities pursuant to which any confidential or proprietary information relating to any aspect of the Business was provided by any Selling Entity to any Person. The Selling Entities shall promptly inform the Acquiring Entities of any breach of which they become aware by any Person of the confidentiality obligations under any such Contract relating to confidential or proprietary information relating to the Business.

     5.16  Confidential Information.  Each of the Selling Entities hereby
           ------------------------
acknowledges that the Acquiring Entities would be irreparably damaged if any proprietary or confidential information possessed by any of the Selling Entities concerning the Business, the Acquired Assets or any of the Acquiring Entities (except for any information that is or becomes generally known to the public, otherwise than through a breach of this Agreement) were disclosed to or used by any Person engaged in competition with the Business or any of the Acquiring Entities. Each of the Selling Entities agrees that it will not, and will not permit any of its Affiliates, directors, officers, employees, accountants, agents and other representatives to use or disclose any such confidential or proprietary information, except as expressly permitted hereunder or under any other agreement between such Selling Entity and USI or any of its Affiliates. If any Selling Entity is requested or required by any Tribunal to disclose any of such proprietary or confidential information, then such Selling Entity will provide USI with prompt written notice of such request or requirement unless prohibited by applicable law. USI may then either seek appropriate protective relief from all or part of such request or requirement or waive such Selling Entity's compliance with the provisions of this Section 5.16 with respect to all or part of such request or requirement.
     ------------
Such Selling Entity will cooperate with USI in attempting to obtain any reasonable protective relief that USI chooses to seek. If, after USI has had a reasonable opportunity to seek such relief, USI fails to obtain such relief, then such Selling Entity may disclose only that portion of such proprietary or confidential information which its legal counsel advises it is compelled to disclose.

     5.17  Assistance and Cooperation.  After each respective Closing Date, each
           --------------------------
applicable Selling Entity agrees:

     (a) to assist the applicable Acquiring Entities in preparing any tax returns that such Acquiring Entities are responsible for preparing and filing after such Closing Date with respect to that portion of the Business and the Acquired Assets conveyed on such Closing Date to the extent such tax returns require information not included within such Acquired Assets; to reasonably cooperate at the Acquiring Entity's cost in preparing for any audits of, or disputes with Tribunals regarding, any tax returns relating to such portion of the Business and the Acquired Assets; and to make available to the applicable Acquiring Entities and to any Tribunal as reasonably requested all information, records and documents relating to liabilities for taxes associated with such portion of the Business or the Acquired Assets;

     (b) to provide the Acquiring Entities with reasonable access to the portions of the Selling Entities' tax records and reports, general ledgers and any other books, records, files or correspondence which relate to the Business and to preserve all such information, records and documents until the expiration of any applicable statutes of limitation or extensions thereof and as otherwise required by law; and

     (c) to provide timely notice to the applicable Acquiring Entities in writing of any pending or threatened tax audits or assessments related to the Business or the Acquired Assets for periods beginning after such Closing Date and of which such Selling Entity has knowledge and to furnish such Acquiring Entities with copies of all correspondence received from any Tribunal in connection with any tax audit or information request with respect to any such period.

     5.18  Product Serial Numbers.  At or prior to the Principal Closing,
           ----------------------
Intergraph shall furnish to USI a block of not less than 100,000 serial numbers, assigned in accordance with

Intergraph's Gen Key internal system, which the Acquiring Entities may assign following such Closing to the products of the Business. The Selling Entities will not use any of such serial numbers assigned to USI for any purpose following the Principal Closing.


                                   ARTICLE VI
                      COVENANTS OF THE ACQUIRING ENTITIES

     6.1   Consummation of Transactions.  Subject to the terms and conditions
           ----------------------------
herein provided, from the date hereof through its applicable Closing Date, each Acquiring Entity will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement in accordance with the terms of this Agreement applicable to such Acquiring Entity. From the date hereof through its applicable Closing Date, each Acquiring Entity shall not voluntarily take any action or course of action inconsistent with the satisfaction of the respective conditions, terms and provisions of this Agreement or the consummation of the respective transactions contemplated by this Agreement in accordance with the terms of this Agreement applicable to such Acquiring Entity.

     6.2   Notification of Certain Matters.  Prior to its applicable Closing
           -------------------------------
Date, each Acquiring Entity shall give prompt notice to Intergraph of any material failure of any of the Acquiring Entities or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement then remaining to be complied with or satisfied by it hereunder.

     6.3   Employment.  Effective upon the Principal Closing, USI will offer
           ----------
employment with USI or such Acquiring Entity to those employees of the Business in the U.S. identified on Schedule 6.3 at the salaries set forth opposite their
                          ------------
name on such Schedule, which salaries were the rates in effect on December 31, 1997 (except for any increases approved by the President of USI). Such offer shall be consistent with the hiring policies of USI and, with respect to Transitioned Employees in the United States, shall include employee benefits generally comparable to those of other United States USI employees. USI reserves the right to revoke the offer and refuse to hire any employee who does not satisfy USI's pre-employment requirements. Effective upon each International Closing, USI or another Acquiring Entity will make a similar offer to those employees of the Business outside of the U.S. identified on Schedule
                                                                     --------
6.3.  USI shall recognize the service with Intergraph of each United States
---
Transitioned Employee for purposes of its vacation policy. Nothing in this Agreement shall diminish the right of USI or such other Acquiring Entity, subject to any then applicable Legislative Enactments, to dismiss any of those employees of the Selling Entities who become employees of USI or such other Acquiring Entity with or without cause and to change the terms and conditions of employment of any or all of such employees.

     6.4   Assistance with Specified Contracts and Litigation Contracts.  As
           ------------------------------------------------------------
referenced in the proviso to the definition of Assumed Contracts in Section 1.1,
                                                                    -----------
no Specified Contract or Litigation Contract shall be considered to be an Assumed Contract under or by reason of this Agreement. With respect to any Specified Contract or Litigation Contract to which a Selling Entity is a party, the performance of the applicable Selling Entity's obligations thereunder shall be deemed to be subcontracted or sublicensed to the applicable Acquiring Entity for the remainder of the term of the

Specified Contract or Litigation Contract, as the case may be, unless (a) in the case of a Specified Contract, such Acquiring Entity reasonably determines that such a subcontracting or sublicensing arrangement effectively subjects such Acquiring Entity or any of its Affiliates or any employees of such Acquiring Entity or any of its Affiliates to a Non-Compete Covenant, (b) in the case of a Litigation Contract, such Acquiring Entity reasonably determines that such a subcontracting or sublicensing arrangement effectively subjects such Acquiring Entity or any of its Affiliates or any employees of such Acquiring Entity or any of its Affiliates to any pending suit, action, litigation or proceeding or (c) in either such case, such a subcontracting or sublicensing arrangement is not permitted by such Specified Contract or Litigation Contract, as the case may be. In any such case, the applicable Acquiring Entity, at the expense of the applicable Selling Entity, will use commercially reasonable efforts to otherwise assist the Selling Entity that is party thereto in the performance of such Selling Entity's contractual obligations thereunder; provided, however, that the
                                                     --------  -------
parties expressly acknowledge and agree that in no event shall such Acquiring Entity be deemed to accept any obligation that could subject such Acquiring Entity, any of its Affiliates or any employees of such Acquiring Entity or any of its Affiliates to a Non-Compete Covenant or to any pending suit, action, litigation or proceeding. The Selling Entities shall cause the benefits of each Specified Contract and Litigation Contract (or the economic equivalent thereof) to be provided to the applicable Acquiring Entity and shall cooperate in any arrangement required to provide such Acquiring Entity with the same, including without limitation (i) maintenance by the Selling Entity of the Specified Contract or Litigation Contract, as the case may be, in its name in trust for the benefit of the Acquiring Entity or (ii) at the option of the Acquiring Entity and at its cost, enforcement for the benefit of such Acquiring Entity of such Specified Contract or Litigation Contract, as the case may be against a third party.

     6.5   Trade Names and Service Marks.  Each Acquiring Entity agrees that it
           -----------------------------
will discontinue the use, directly or indirectly, in any manner or form, of the name "Intergraph" and the corresponding logo thereof; provided, however, that until the earlier of (i) the six-month anniversary of the Principal Closing Date and (ii) the date on which all inventory and supplies of the Business transferred at a Closing shall be depleted, the Acquiring Entities shall be permitted to use such name and logo only in connection with the distribution of such inventory and supplies; and provided further that at any time following the Principal Closing Date, the Acquiring Entities shall be able to identify that the Business was previously owned by the Selling Entities.

     6.6   EDS and USI Guaranty.  EDS hereby guarantees to the Selling Entities
           --------------------
the due and punctual performance by each of the Acquiring Entities of its respective obligations under this Agreement and each of the Closing Agreements, provided, however, that the obligations of EDS under this Section 6.6 shall terminate immediately following the Principal Closing. USI hereby guarantees to the Selling Entities the due and punctual performance by each of the other Acquiring Entities of its respective obligations under this Agreement and each of the Closing Agreements.

     6.7   Assistance and Cooperation.  After the Principal Closing Date, the
           --------------------------
Acquiring Entities shall, to the extent reasonably requested by the Selling Entities, make available to the Selling Entities and to any Tribunal all information, records and documents relating to (i) liabilities of the Selling Entities for Taxes relating to the Business, (ii) matters disclosed on Schedule
                                                                       --------
3.14, (iii) such other matters as the Selling Entities may reasonably request
----
relating to the Retained Assets or the performance of the Retained Liabilities. Without limiting the generality of the foregoing, upon the request of the Selling Entities, the Acquiring Entities shall use commercially reasonable efforts to permit certain of the Transitioned Employees identified by the Selling Entities to appear as witnesses or trial representatives, and to assist the Selling Entities in trial preparation, in connection with any litigation or proceeding relating to the matters disclosed on Schedule 3.14; provided, however, that the Selling Entities
                     -------------  --------  -------
shall bear all reasonable out-of-pocket expenses (but without other expense or hourly charges) incurred by such Transitioned Employees in providing any such requested assistance to the Selling Entities.


                                  ARTICLE VII
                              CONDITIONS PRECEDENT
                  TO THE OBLIGATIONS OF THE ACQUIRING ENTITIES

     The obligations of an Acquiring Entity under this Agreement to acquire the Acquired Assets and to assume the Assumed Liabilities shall be subject to the fulfillment of all of the following conditions at or before any Closing:

     7.1   Representations and Warranties.  Each of the representations and
           ------------------------------
warranties made by the Selling Entities (or, in the case of an International Closing subsequent to the Principal Closing, the representations and warranties of the applicable Selling Entity) set forth herein or in any Schedule, Exhibit, instrument or other document delivered to an Acquiring Entity pursuant to this Agreement (including without limitation any applicable Closing Agreement) shall be true and correct in all respects as of the date hereof and on and as of such Closing Date, to the same extent and with the same effect as if made on and as of such Closing Date, except where such representation clearly relates to another date specified therein (in which case, such representation shall relate to such specific date).

     7.2   Performance by the Selling Entities.  The Selling Entities shall have
           -----------------------------------
fully performed and complied with all covenants and agreements required by this Agreement and any applicable Closing Agreement to be performed or complied with by each of them on or before such Closing.

     7.3   Prohibitions, Restrictions and Litigation.  On such Closing Date,
           -----------------------------------------
there shall be no Official Action outstanding, and no proceeding or other litigation shall be pending by any other Person, against any of the applicable Acquiring Entities which prohibits or restricts, challenges or reasonably may be expected to give rise to a material challenge to, consummation of the transactions contemplated by this Agreement and any applicable Closing Agreement with respect to such Closing or which claims (or reasonably may be expected to give rise to a claim of) damages as a result of the consummation of the transactions contemplated by this Agreement and any applicable Closing Agreement or otherwise have a material adverse effect on the Business subsequent to such Closing.

     7.4   Consents.  The Selling Entities participating in such Closing shall
           --------
have received the Consents referred to in Schedule 7.4 that relate to such
                                          ------------
Closing and such other material Consents from any Tribunal or other Person as may be necessary or appropriate (a) to consummate the transactions contemplated by this Agreement and any applicable Closing Agreement with respect to such Closing in accordance with this Agreement; (b) to enable the applicable Acquiring Entities to carry on and conduct that portion of the Business to be conveyed at such Closing subsequent to such Closing in substantially the same manner as was carried on and conducted prior to such Closing; or (c) that are necessary to prevent a breach of or a material default or penalty, or material increase in payments under, or a termination of any material Contract relating to the Business.

     7.5   Governmental Clearances.  All required filings with Tribunals shall
           -----------------------
have been made and all waiting periods, including any extensions thereof, which may be applicable to the transactions contemplated by this Agreement shall have expired or terminated.

     7.6   Satisfactory Proceedings.  All proceedings to be taken in connection
           ------------------------
with the consummation of the transactions contemplated by this Agreement and any applicable Closing Agreement, and all certificates, documents and instruments incidental hereto and required hereby, shall be reasonably satisfactory in form and substance to the Acquiring Entities, and the applicable Acquiring Entities shall have received copies of all such documents and instruments as such Acquiring Entities may reasonably request in connection with such transactions.

     7.7   Certificate of Intergraph and Certain Officers.  USI shall have
           ----------------------------------------------
received a certificate, dated the applicable Closing Date, executed by Intergraph and, with respect to the Selling Entities participating in each such Closing, by the Chairman of the Board, President or any Vice President of each such Selling Entity, to the effect that the conditions set forth in Sections
                                                                    --------
7.1, 7.2, 7.3, 7.4 and 7.5 have been satisfied.
---  ---  ---  ---     ---

     7.8   Waiver of Conditions.  USI shall have the right and the authority, on
           --------------------
behalf of each and all of the Acquiring Entities, to waive any or all of the foregoing conditions precedent to the obligations of such Acquiring Entities; provided, however, that no waiver by USI of any condition precedent to the
--------  -------
obligations of the Acquiring Entities with respect to a particular Closing shall constitute a waiver by the Acquiring Entities of any other condition precedent or a waiver by the Acquiring Entities with respect to any other Closing.

     7.9   New Collateral Contracts.  With respect to an International Closing,
           ------------------------
the respective Acquiring Entities and the respective Selling Entities shall have entered into the collateral Contracts identified in each applicable Closing Agreement relating to such International Closing, all upon such terms and conditions as are reasonably acceptable to the parties thereto.

     7.10  Absence of Material Adverse Change.  Since the date of this
           ----------------------------------
Agreement, there shall have occurred no materially adverse change in the condition (financial or otherwise), assets (taken as a whole), liabilities (taken as a whole), properties (taken as a whole), business or prospects of the Business or the Acquired Assets.


                                  ARTICLE VIII
                              CONDITIONS PRECEDENT
                   TO THE OBLIGATIONS OF THE SELLING ENTITIES

     The obligations of a Selling Entity under this Agreement to sell the Acquired Assets shall be subject to the fulfillment of all of the following conditions at or before any Closing:

     8.1   Representations and Warranties.  Each of the representations and
           ------------------------------
warranties made by the Acquiring Entities (or, in the case of an International Closing subsequent to the Principal Closing, the representations and warranties of the applicable Acquiring Entity) set forth herein or in any Schedule, Exhibit, instrument or other document delivered to a Selling Entity pursuant to this Agreement (including without limitation any applicable Closing Agreement) shall be true and correct in all respects as of the date hereof and on and as of such Closing Date, to the same extent and with the same effect as if made on and as of such Closing Date, except where such representation clearly relates to another date specified therein (in which case such representation shall relate to such specified date).

     8.2   Performance by the Acquiring Entities.  The Acquiring Entities shall
           -------------------------------------
have fully performed and complied with all covenants and agreements required by this Agreement and any applicable Closing Agreement to be performed or complied with by each of them on or before such Closing Date.

     8.3   Prohibitions, Restrictions and Litigation.  On such Closing Date,
           -----------------------------------------
there shall be no Official Action outstanding, and no proceeding or other litigation shall be pending by any other Person, against any of the applicable Selling Entities which prohibits or restricts, challenges or reasonably may be expected to give rise to a material challenge to consummation of the transactions contemplated by this Agreement and any applicable Closing Agreement with respect to such Closing or which claims (or reasonably may be expected to give rise to a claim of) damages as a result of the consummation of the transactions contemplated by this Agreement and any applicable Closing Agreement or otherwise have a material adverse effect on Intergraph subsequent to such Closing.

     8.4   Consents.  The Acquiring Entities participating in such Closing shall
           --------
have received the Consents that relate to such Closing and such other material Consents from any Tribunal or other Person as may be necessary or appropriate to enable the Selling Entities participating in such Closing to consummate the transactions contemplated by this Agreement and any applicable Closing Agreement with respect to such Closing in accordance with this Agreement without any conditions which Intergraph might reasonably consider to be material and adverse to Intergraph or its business and operations after such Closing.

     8.5   Governmental Clearances.  All required filings with Tribunals shall
           -----------------------
have been made and all waiting periods, including any extensions thereof, which may be applicable to the transactions contemplated by this Agreement with respect to such Closing shall have expired or terminated.

     8.6   Certificate of USI and Certain Officers.  Intergraph shall have
           ---------------------------------------
received a certificate, dated such Closing Date, executed by USI and, with respect to the Acquiring Entities participating in such Closing, the Chairman of the Board, President or any Vice President of each such Acquiring Entity, to the effect that the conditions set forth in Sections 8.1, 8.2, 8.3, 8.4 and 8.5 have
                                        ------------  ---  ---  ---     ---
been satisfied.

     8.7   Waiver of Conditions.  Intergraph shall have the right and the
           --------------------
authority on behalf of the Selling Entities participating in such Closing, to waive any or all of the foregoing conditions precedent to the obligations of such Selling Entities; provided, however, that no waiver by Intergraph of any
                       --------  -------
condition precedent to the obligations of the Selling Entities with respect to a particular Closing shall constitute a waiver by the Selling Entities of any other condition precedent or a waiver by the Selling Entities with respect to any other Closing.

     8.8   New Collateral Contracts.  With respect to an International Closing,
           ------------------------
the respective Acquiring Entities and the respective Selling Entities shall have entered into the collateral Contracts identified in each applicable Closing Agreement relating to such International Closing, all upon such terms and conditions as are reasonably acceptable to the parties thereto.


                                   ARTICLE IX
                            INDEMNIFICATION; OFFSET

     9.1   Indemnification by the Acquiring Entities.  USI jointly agrees with
           -----------------------------------------
respect to itself and each other Acquiring Entity, and each other Acquiring Entity agrees with respect to itself, to indemnify and hold harmless each of the Selling Entities and their respective directors, officers, employees, advisors, Affiliates, agents and representatives, stockholders, successors and assigns (the "Intergraph Indemnitees") from and against any and all losses, damages, liabilities, claims, costs and expenses, including without limitation Legal Expenses (collectively, "Losses") arising out of, based upon or resulting from:

     (a) any violation or breach by any of the Acquiring Entities of, or any default by any of the Acquiring Entities under, this Agreement or any certificate, Schedule, Exhibit or other document or instrument furnished or to be furnished by any of the Acquiring Entities to any of the Selling Entities in connection with this Agreement, including, without limitation, the Transferred Intellectual Property License Agreements, or the consummation of the transactions contemplated hereby or from any error, inaccuracy or misrepresentation in any of the representations and warranties made by, or on behalf of, any of the Acquiring Entities herein or therein;

     (b) the failure of the Acquiring Entities to pay, perform or discharge when due any of the Assumed Liabilities and any of its obligations with respect to Transaction Taxes, if any, to the extent provided for in Section
     10.13 hereof;

     (c) any condition, event or activity relating to that portion of the Business or those Acquired Assets transferred and conveyed on any Closing Date and that existed or occurred on or after the Principal Closing Date (excluding any condition, event or activity that existed or occurred after the Principal Closing Date as a result of any action taken by a Selling Entity without USI's consent with respect to a non-U.S. Selling Entity prior to the applicable International Closing);

     (d) the termination of a Foreign National Employee's employment by Intergraph pursuant to clause (ii) of the final sentence of Section 5.13(e) or the employee of an

     International Selling Entity who would otherwise have been a Transitioned Employee pursuant to Section 2.14(a), in each case in accordance with terms set forth by USI in termination request delivered by USI pursuant to either such Section;

     (e) (i) any use or exploitation by USI of the Intellectual Property subject to the Transferred Intellectual Property License Agreements not permitted by the terms thereof; (ii) any amounts for which Intergraph shall indemnify a USI Indemnitee pursuant to Section 9.2(b) hereof to the extent that the Losses which resulted in such indemnification obligations arose due to the failure by USI to use any modification, enhancement or adaptation to any BAG Tool, INGR Tool or SolidEdge Common Code provided by Intergraph to USI, provided that USI was given notice by Intergraph of such modification, enhancement or adaptation (along with the reasons therefor), that USI had reasonable opportunity to implement such modification, enhancement or adaptation, and that Intergraph could demonstrate to USI that such modification, enhancement or adaptation provided the same functionality as the BAG Tool, INGR Tool or SolidEdge Common Code that resulted in such Loss; or (iii) USI's use of any BAG Tool or the SolidEdge Common Code in a modified form from that delivered to USI at the Principal Closing to the extent that the Losses of the Intergraph Indemnitees resulted from such modification; or

     (f) any suit or action at law or in equity, arbitration proceeding, interference or opposition proceeding, governmental or quasi-governmental proceeding, complaint or investigation, or liability claim which arises (or is claimed to arise) in connection with, or relates to (or is claimed to relate to), any of the matters referred to above in this Section 9.1.
                                                              -----------


Notwithstanding the foregoing provisions of this Section 9.1, with respect to
                                                 -----------
any Losses arising out of, based upon or resulting from any error, inaccuracy or misrepresentation in any of the representations and warranties contained in
Article IV or in any of the representations and warranties (but not covenants)
----------
of any of the Acquiring Entities contained in any certificate, document, affidavit or instrument delivered pursuant to this Agreement (including without limitation the Closing Agreements) (the "Intergraph Losses"), the foregoing indemnity and hold harmless obligations of the Acquiring Entities relating to such Intergraph Losses shall become operative and effective only if and when all Intergraph Losses for which Intergraph Indemnitees are entitled to receive indemnification under this Section 9.1 exceed, in the aggregate, $150,000 (it
                           -----------
being understood and agreed that all such Intergraph Losses shall accumulate until such time as they exceed $150,000, at which time the Acquiring Entities shall be obligated to indemnify any Intergraph Indemnitees seeking indemnification under this Section 9.1 for the aggregate amount of such
                           -----------
Intergraph Losses, rather than the amount that exceeds $150,000). The parties expressly acknowledge and agree that the immediately preceding sentence shall not apply to any Losses other than the Intergraph Losses. The parties further agree that the liability of the Acquiring Entities specified above with respect to the Intergraph Losses shall be reduced to the extent of any insurance proceeds actually received by any of the Intergraph Indemnitees for such Intergraph Losses from any of the Acquiring Entities or any of their Affiliates or any insurance carrier of the Acquiring Entities or any of their affiliates.

     9.2   Indemnification by the Selling Entities.  Intergraph jointly agrees
           ---------------------------------------
with respect to itself and each other Selling Entity, and each other Selling Entity agrees with respect to itself, to indemnify and hold harmless each of the Acquiring Entities and each of their respective directors, officers, employees, advisors, Affiliates, agents, representatives, stockholders, successors and assigns (the "USI Indemnitees") from and against any and all Losses arising out of, based upon or resulting from:

     (a) any violation or breach by any of the Selling Entities of, or default by any of the Selling Entities under, this Agreement or any certificate or other document or instrument furnished or to be furnished by any of the Selling Entities to any of the Acquiring Entities in connection with this Agreement, including, without limitation, the Transferred Intellectual Property License Agreements, or the consummation of the transactions contemplated hereby (including without limitation the Closing Agreements) or from any error, inaccuracy or misrepresentation in any of the representations and warranties (other than the representations and warranties in Sections 3.31, 3.32 and 3.33 hereof) made by, or on behalf of, any of the Selling Entities herein or therein;

     (b) any error, inaccuracy or misrepresentation in any of the representations and warranties made by the Selling Entities in Sections 3.31, 3.32 and 3.33 hereof, provided that for purposes of this Article IX, the Selling Entities shall indemnify the USI Indemnitees in respect of Sections 3.31, 3.32 and 3.33 viewing such Sections without reference to any "knowledge of the Selling Entities" or similar qualification set forth therein (i.e., the representation and warranty shall be viewed as if no such knowledge or similar qualification was set forth therein);

     (c) any of the Retained Assets (including, without limitation, any Contract included within the Retained Assets) or any of the Retained Liabilities;

     (d) any condition, event or activity relating to that portion of the Business or those Acquired Assets transferred and conveyed on any Closing Date and that existed or occurred before the Principal Closing Date (regardless of whether such condition, event or activity would have constituted a breach of any representation or warranty hereunder);

     (e) except as set forth in Section 9.1(d), any liability or obligation arising out of the termination of employment of an employee of a Selling Entity;

     (f) any liability or obligation which related to any noncompliance with any bulk sales in connection with the transactions contemplated by this Agreement;

     (g) any liability or obligation with respect to the payment of the applicable Consideration to Intergraph as agent and on behalf of a Selling Entity;

     (h) any liability or obligation with respect to any income, franchise, sales, use or other Taxes (and Transactions Taxes, if any, to the extent provided in Section 10.13 hereof) and with respect to any social security contributions (including both employers' and employees' contributions) of any Selling Entity which are attributable periods ending prior to the Principal Closing Date;

     (i) the enforcement, or the attempted enforcement, of any Non-Compete Covenant contained in a Specified Contract against any of the Acquiring Entities, any of their Affiliates or any of their employees, acting in his or her capacity as an employee of an Acquiring Entity or an Affiliate of the same;

     (j) the transfer to the Acquiring Entities of the rights and obligations of the Selling Entities arising with respect to periods prior to the applicable Closing Date from the employment relationships of the Selling Entities with the Transitioned Employees existing immediately prior to the applicable Closing Date where, by virtue of applicable Legislative Enactments of any Tribunal to implement EEC Council Directive 77/187, any Transitioned Employee is not regarded as employed in the Business;

     (k) the failure to transfer to the Acquiring Entities the rights and obligations of the Selling Entities arising from the employment relationships of the Selling Entities with any of their employees existing immediately prior to the applicable Closing Date where, by virtue of applicable Legislative Enactments of any Tribunal to implement EEC Council Directive 77/187, any such employee is regarded as employed in the Business (other than any such failure due to USI's breach of its obligation to offer employment to such persons in accordance with Section 6.3);

     (l) any liability or obligation arising under an applicable Environmental Law relating to the Compliance Group or a Compliance Property (whether or not such liability or obligation would constitute a breach of the representation and warranty set forth in Section 3.15 hereof), except those for which USI shall be specifically responsible under the terms of the Lease Agreement as a result of actions taken by USI following the Principal Closing Date;

     (m) any liability or obligation arising out of the failure of the Software products of the Business to be Year 2000 Compliant, regardless of whether such non-compliance resulted in a breach of the representation and warranty set forth in Section 3.17 hereof; or

     (n) any suit or action at law or in equity, arbitration proceeding, interference or opposition proceeding, governmental or quasi-governmental proceeding, complaint or investigation, or liability claim which arises in connection with, or relates to (or is claimed to relate to), any of the matters referred to above in this Section 9.2.
                                       -----------

Notwithstanding the foregoing provisions of this Section 9.2, with respect to
                                                 -----------
any Losses arising out of, based upon or resulting from any error, inaccuracy or misrepresentation in any of the representations and warranties contained in
Article III or in any of the representations and warranties (but not covenants)
-----------
of any of the Selling Entities contained in any certificate, document, affidavit or instrument delivered pursuant to this Agreement (including without limitation the Closing Agreements) (the "USI Losses"), the foregoing indemnity and hold harmless obligations of the Selling Entities relating to such USI Losses shall become operative and effective only if and when all USI Losses for which USI Indemnitees are entitled to receive indemnification under this Section 9.2
                                                               -----------
exceed, in the aggregate, $150,000 (it being understood and agreed that all such USI Losses shall accumulate until such time as they exceed $150,000, at which time the Selling Entities shall be obligated to indemnify any USI Indemnitees seeking indemnification under this Section 9.2
                                   -----------
for the aggregate amount of the USI Losses, rather than the amount that exceeds $150,000). The parties expressly acknowledge and agree that the immediately preceding sentence shall not apply to any Losses other than the USI Losses. The parties further agree that the liability of the Selling Entities specified above with respect to the USI Losses shall be reduced to the extent of any insurance proceeds actually received by any of the USI Indemnitees for such USI Losses from any of the Selling Entities or any of their Affiliates or any insurance carrier of the Selling Entities or any of their affiliates.

     9.3   Satisfaction of Claims.  If any Person entitled to indemnification
           ----------------------
under this Article IX (an "Indemnified Party") desires to assert any claim for
           ----------
indemnification or to be held harmless under this Article IX (a "Claim"), the
                                                  ----------
Indemnified Party shall deliver to the Person that is obligated to provide such indemnification (the "Indemnifying Party") notice of its demand for satisfaction of such Claim (a "Request"), specifying in reasonable detail the amount of such Claim and, to the extent practicable under the circumstances, the basis for asserting such Claim. Within 30 days after the Indemnifying Party has been given a Request, the Indemnifying Party shall either (i) satisfy the Claim requested to be satisfied in such Request by delivering to the Indemnified Party payment by wire transfer or a certified or bank cashier's check payable to the Indemnified Party in immediately available Federal Reserve Funds in an amount equal to the amount of such Claim, or (ii) notify the Indemnified Party that the Indemnifying Party contests such Claim by (A) delivering to the Indemnified Party an objection to such Claim, specifying in reasonable detail, to the extent practicable under the circumstances, the basis for contesting such Claim, and
(B) demanding arbitration of the Claim in accordance with Section 10.11.  If the
                                                          -------------
Indemnifying Party fails to satisfy a Claim (or portion of a Claim) within 30 days after the Indemnifying Party has been given a Request with respect to such Claim, and whether or not the Indemnifying Party has contested such Claim, the Indemnifying Party shall pay the Indemnified Party asserting such Claim interest on the unpaid amount of such Claim (or unpaid portion of a Claim) at the Prime Rate, computed from the date such Request was given to the Indemnifying Party to the date such Claim (or portion of a Claim) is satisfied; provided, however,
                                                          ------------------
that the Indemnifying Party shall not be required to pay the Indemnified Party
----
interest on that part of any unpaid Claim (or portion of a Claim) which the Indemnifying Party successfully contests.

     9.4   Matters Which May Give Rise to Claims.
           -------------------------------------

     (a)   Notice and Control.  Within 20 days (or such earlier time as might be
           ------------------
required to avoid prejudicing the Indemnifying Party's capacity to defend) after receipt by an Indemnified Party of notice of commencement of any action evidenced by service of process or other legal pleading which it determines has given or could give rise to a Claim (a "Third-Party Matter"), the Indemnified Party shall give the Indemnifying Party written notice thereof (together with a copy of such Claim, process or other legal pleading). The Indemnifying Party shall assume the defense of such Claim and in connection therewith:

           (i) such Indemnifying Party shall defend such Third-Party Matter at its own expense, in good faith and in a manner consistent with the best interests of the Indemnified Party;

           (ii) such Indemnifying Party shall keep the Indemnified Party fully informed as to the status of the defense of such Third-Party Matter;

           (iii) such Indemnifying Party shall employ legal counsel, accountants and/or other experts reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in connection with such Third-Party Matter;

           (iv) the Indemnified Party shall have the right to observe and be present (at its own expense) at any and all meetings, conferences and other proceedings with respect to such Matter;

           (v) the Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into any settlement of such Third-Party Matter or ceasing to defend against such Third-Party Matter, if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief would be imposed against the Indemnified Party;

           (vi) without the written consent of the Indemnified Party, the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving of a release from liability in respect of such Third-Party Matter to each Indemnified Party by the claimant or plaintiff; and

           (vii) unless such Indemnifying Party is successful in defending such Third-Party Matter on the merits, any and all losses, damages, costs, and expenses which any Indemnified Party shall suffer or incur in connection with such Third-Party Matter shall be conclusively deemed to be losses, damages, costs and expenses as to which the Indemnified Party shall have the right to be indemnified and held harmless under this Article IX.
                ----------

     Neither the observation or participation by any Indemnified Party in the defense of any Third-Party Matter, nor the failure by any Indemnified Party to observe or participate in the defense of any Third-Party Matter, shall affect in any way the liabilities and obligations of the Indemnifying Party with respect to such Third-Party Matter under this Article IX.
                                      ----------

     If the Indemnifying Party does not assume the defense of such Third-Party Matter with legal counsel reasonably satisfactory to the Indemnified Party within 15 days after the Indemnifying Party has received notice of such Third-Party Matter from the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, compromise and settlement of such Third-Party Matter on behalf of and for the account and risk of the Indemnifying Party.

     (b)   Expenses. If the Indemnified Party undertakes the defense, compromise
           --------
and settlement of such Third-Party Matter pursuant to Section 9.4(a), the
                                                       --------------
Indemnifying Party will promptly reimburse the Indemnified Party for all reasonable fees, costs and expenses (including without limitation any Legal Expenses) incurred by the Indemnified Party in respect of such Third-Party Matter. The reimbursement of such fees, costs and expenses shall be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

     (c)   Cooperation.  The Indemnified Party and the Indemnifying Party shall
           -----------
cooperate in the defense of a Third Party Matter that is defended in accordance with this Section 9.4, and shall make available to the defending person or its
          -----------
representative all records and materials required for its use in such defense.


                                   ARTICLE X
                                    GENERAL

     10.1  Survival of Representations and Agreements.  All representations and
           ------------------------------------------
warranties contained in this Agreement or in any certificate, document, affidavit or instrument delivered pursuant to this Agreement (including without limitation the Closing Agreements) shall survive the Principal Closing and each International Closing and any investigation made at any time by or on behalf of any of the parties or any other Person and shall continue in full force and effect:

     (a) forever and without any limit upon duration in the case of the representations and warranties set forth in Sections 3.3, 3.14, 3.15, 3.19,
                                                 ------------  ----  ----  ----
     3.25, 3.31, 3.32, 3.33, 3.37 and 4.3;
     ----  ----  ----  ----- ----     ----

     (b) until 60 days following the latest date on which any statute of limitations (including any extensions thereof) expires with respect to any taxable year or period up to and including any taxable year or period ending on or which includes a Closing Date, in the case of the representation and warranty of the Selling Entities set forth in Section
                                                                      -------
     3.13 hereof;
     ----

     (c) in the case of a representation or warranty of the Selling Entities set forth in Sections 3.26 and 3.29 hereof, until 60 days following the
                  -------------     ----
     expiration date of the statute of limitations underlying such representation or warranty;

     (d) until the expiration of the thirty-month period following the applicable Closing Date in the case of all other representations and warranties; and

     (e)   for the comparable periods of time set forth above in this Section
                                                                      -------
     10.1 in the case of each representation and warranty (but no covenant) set
     ----
     forth in any certificate, document, affidavit or instrument delivered pursuant to this Agreement (including, without limitation, the Closing Agreements), based upon the nature of such representation and warranty when compared to the most analagous representation and warranty set forth above.

     10.2  Termination.  This Agreement may be terminated at any time prior to
           -----------
the final International Closing:

     (a)   by the mutual consent in writing of USI and Intergraph; or

     (b) by USI or Intergraph if any court of competent jurisdiction in the United States or other United States Tribunal shall have issued an Official Action or taken any other action restraining, enjoining or otherwise prohibiting any part of the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final.

     If, for any reason whatsoever the Principal Closing shall not have taken place on or before March 15, 1998, either party may, by notice to the other, terminate this Agreement, whereupon all of the rights and obligations of the Selling Entities and the Acquiring Entities under this Agreement shall terminate without any liability to any party or to its directors, officers, stockholders, successors and assigns, except for the liability of any party for any breach of this Agreement, provided that the right to terminate this Agreement pursuant to this sentence shall not be available to any party whose failure to perform any material covenant or obligation under this Agreement has been the cause of or resulted in the failure of the Principal Closing to occur on or before such date. Unless earlier terminated in accordance with the previous sentence, the obligations of the Selling Entities and the Acquiring Entities to conduct any or all International Closings shall terminate on December 31, 1998; provided,
                                                                 --------
however, that the termination of such obligation shall not impair any rights or
-------
obligations of the Selling Entities and the Acquiring Entities arising under
Article IX prior to December 31, 1998, with respect to International Closings
----------
contemplated by this Agreement or the transactions contemplated hereby.

     10.3  HSR Filings; Other Filings.  Each of Intergraph and USI has filed
           --------------------------
with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice a Notification and Report Form and related material required to be filed by it under the HSR Act with respect to the transactions contemplated hereby. The Selling Entities and the Acquiring Entities shall cooperate and use reasonable efforts to prepare and file as promptly as practicable after the date hereof all requisite applications, notices and other necessary instruments or documents in order to obtain the approvals, consents and other authorizations referred to in Section 3.4 and agree to act with all
                                        -----------
reasonable diligence to obtain all such approvals and licenses.

     10.4  Expenses of Transaction.  Each party shall be responsible for its
           -----------------------
own costs associated with the negotiation and consummation of the transactions contemplated hereby, including without limitation all legal, consulting and accounting expenses and any fees or commissions due any broker as a consequence of the consummation of such transactions. The filing fees incurred in connection with the filings pursuant to the HSR Act have been borne by USI. Each of the parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party with respect to this Agreement or any of the transactions contemplated hereby.

     10.5  Public Disclosure.  No party shall issue any press release or
           -----------------
otherwise make any public statement with respect to the transactions contemplated hereby, except with the prior written consent of the other party; provided, however, that such consent shall not be required for any disclosure or
--------  -------
reporting obligations of any party, to the extent required by applicable Legislative Enactments or other competent authority, but (as is practicable under the circumstances) such disclosing party shall consult with the other party in advance.

     10.6  Notices.  Any notices or other communications required or permitted
           -------
hereunder or under any other agreement contemplated hereunder shall be deemed given if sent by registered or certified mail (postage prepaid), overnight delivery via nationally recognized courier, or facsimile transmission (provided that in the case of courier or facsimile transmission, a copy is also sent by registered or certified mail, postage prepaid); in each case addressed as follows:

     If to any of the Selling Entities, to:
             Intergraph Corporation
             Huntsville, Alabama 35894-0001
             Attention:  John W. Wilhoite
             Facsimile No.:  (205)730-2408

     with a copy (which shall not constitute notice) to:

             Intergraph Corporation
             Huntsville, Alabama 35894-0001
             Attention: General Counsel
             Facsimile No.:  (205)730-2247

     If to any of the Acquiring Entities, to:

             Unigraphics Solutions Inc.
             13736 Riverport Drive
             Maryland Heights, Missouri  63043
             Attention:  President
             Facsimile No.:  (314) 232-1523

     With a copy (which shall not constitute notice) to:

             Electronic Data Systems Corporation
             5400 Legacy Drive
             Plano, Texas 75024
             Attention: General Counsel
             Facsimile No.:  (972) 605-5610

Each such Person may designate by notice to all other such Persons a new address for its receipt of notices and other communications. The return receipt for mail, the delivery receipt for such a courier or the answerback for facsimile transmission shall be conclusive evidence of such delivery.

     10.7  Assignment.  This Agreement shall be binding upon and inure to the
           ----------
benefit of the parties and their respective successors and permitted assigns. No Acquiring Entity may assign any right under this Agreement or delegate any obligations hereunder without the express prior written consent of Intergraph, except to another Acquiring Entity or one or more other Affiliates of EDS; provided, however, that any such delegation of obligations hereunder to another
--------  -------
Acquiring Entity or to one or more Affiliates of USI shall not relieve USI of any of its obligations under this Agreement. No Selling Entity may assign any rights under this Agreement or delegate any obligations hereunder without the express prior written consent of USI, provided that USI acknowledges that Foothill Capital Corporation, Intergraph's lender, has a lien on Intergraph's rights under this Agreement.

     10.8  Amendments; Waivers, Etc.  This Agreement may not be modified or
           ------------------------
amended except by a written instrument executed by or on behalf of each of the parties to this Agreement. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement.

     10.9  Governing Law.  Notwithstanding the place where this Agreement may be
           -------------
executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by, and interpreted and construed in accordance with, the substantive laws of the State of Delaware, without giving effect to principles relating to conflict of laws.

     10.10 Consent to Jurisdiction.  In relation to any legal action, suit or
           -----------------------
proceeding to which any Acquiring Entity or any Selling Entity is a party arising out of or in connection with this Agreement or any of the transactions contemplated by this Agreement, after the resolution of the related dispute, controversy or claim pursuant to the arbitration proceedings contemplated by
Section 10.11 ("Proceedings"), each of the Acquiring Entities and each of the
-------------
Selling Entities hereby irrevocably, for itself and on behalf of its Affiliates,
(a) submits to the non-exclusive jurisdiction of the courts of the United States of America for the Eastern District of Missouri (such courts being herein referred to as the "Agreed Courts") solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to herein, and (b) waives and agrees not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any document referred to herein, that it is not subject to the jurisdiction of the Agreed Courts, or that such Proceeding may not be brought or is not maintainable in the Agreed Courts, or that this Agreement or any of such documents may not be enforced in or by the Agreed Courts, or that its property is exempt or immune from execution, or that the Proceeding is brought in any inconvenient forum or that the venue of the Proceeding is improper. Such submission to jurisdiction shall not affect any right of any Acquiring Entity or any Selling Entity to commence Proceedings in any other jurisdiction, and the commencement of Proceedings in any jurisdiction shall not preclude any Acquiring Entity or any Selling Entity from commencing Proceedings in any other jurisdiction. Service of any and all process that may be served on any party hereto in any Proceeding arising out of this Agreement may be made in the manner and to the addresses set forth in Section 10.6 and
                                                            ------------
service thus made shall be taken and held to be valid personal service upon such party by any party hereto on whose behalf such service is made. Nothing shall affect the right to serve any process in any other manner permitted by law.

     10.11 Arbitration.
           -----------

     (a) In the event of any dispute, controversy or claim of any kind or nature arising under or in connection with this Agreement or the other agreements contemplated hereby that the parties are unable to resolve through informal discussions or negotiations, the parties agree to submit such dispute, controversy or claim to arbitration in accordance with the following procedures:

          (i) Either Intergraph or USI may demand arbitration by giving the other party written notice to such effect, which notice will (i) describe, in reasonable detail, the nature of the dispute, controversy or claim, the amount, if any, involved and the remedy sought, and (ii) name an independent arbitrator who is experienced in the resolution of disputes, controversies or claims of such a nature. In addition, such party demanding arbitration shall take such steps as are necessary to commence arbitration proceedings under the rules of the American Arbitration Association (including, without limitation, the payment of any administrative fees provided thereunder).

          (ii) Within 30 days after the other party's receipt of such demand, such other party will name a second independent arbitrator who is experienced in the resolution of disputes, controversies or claims of such a nature.

          (iii) The two arbitrators so named will promptly select a third neutral arbitrator who is experienced in the resolution of disputes, controversies and claims of such a nature. The arbitration will be heard by a panel of the three arbitrators so chosen (the "Arbitration Panel") in the United States, and the resolution of the dispute, controversy or claim will be determined by a majority vote of the Arbitration Panel. The Commercial Arbitration Rules of the American Arbitration Association will govern the conduct of the arbitration and the selection of the arbitrators. The arbitration proceedings shall be conducted in the English language.

          (iv) The Arbitration Panel may apportion between the parties as the Arbitration Panel may deem equitable the fees, costs and expenses of the arbitration incurred by the parties. The Arbitration Panel may also award interest on any awards made by the Arbitration Panel. In the assessment of any award of interest, the Arbitration Panel shall consider any delay in the satisfaction of Claims by the Indemnifying Party.

          (v) The party demanding arbitration will request the Arbitration Panel to (i) allow for the parties to request reasonable discovery pursuant to the rules then in effect under the Federal Rules of Civil Procedure for a period not to exceed 60 days prior to such arbitration (all with the stated intent of establishing a fair, speedy and cost-effective dispute resolution mechanism) and (ii) require the testimony to be transcribed. No findings of fact or opinions of law will be required to be made by the arbitrators.

           (vi) Any award rendered by the Arbitration Panel will be final, conclusive and binding upon the parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

     (b) Other than actions for temporary and permanent injunctive relief or specific performance or any action necessary to enforce the award of the Arbitration Panel, the provisions of this Section 10.11 will constitute the
                                               -------------
     exclusive remedy of the parties and a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any dispute, controversy or claim arising under or in connection with this Agreement or the other agreements contemplated hereby. Nothing in this Section 10.11 will prevent the parties from
                             -------------
     exercising their rights to terminate this Agreement in accordance with

     Section 10.2.
     ------------

     (c)   Notwithstanding any other provision in this Section 10.11 to the
                                                      -------------
     contrary, the Arbitration Panel will not have the authority to amend the provisions of this Section 10.11 without obtaining the prior written
                        -------------
     consent of each of the parties to this Agreement.

     10.12 Specific Performance.  In addition to any other remedy to which any
           --------------------
party may be entitled, including arbitration as provided in Section 10.11, the
                                                            -------------
parties agree that temporary and permanent injunctive relief and specific performance (which specific performance may take the form of delivery of any assets which may inadvertently have been omitted from a Schedule hereto) may be granted, to the extent permitted under applicable law, without proof of actual damages or inadequacy of legal remedy in any proceeding that may be brought to enforce any of the provisions of this Agreement; provided, however, that this
                                                 --------  -------
Section 10.12 shall not be deemed to abrogate the agreement of the parties
-------------
provided in Section 10.11(b).
            ----------------

     10.13 Tax Matters
           -----------

     (a)   Tax Reporting for 1998.  The Selling Entities will (i) prepare and
           ----------------------
     timely file with each applicable tax or revenue service, taxing authority, or taxing tribunal (where the operations of the Business are subject to Tax) Tax Returns which include all income, gains, losses, deductions and credits attributable to the operations of the Business for the period or periods up to but not including the applicable Closing Date and (ii) make timely payments of, and indemnify and hold the Acquiring Entities harmless from and against, all Taxes required to be reflected on such Tax Returns. The Acquiring Entities will (A) prepare and timely file with each applicable tax or revenue service, taxing authority, or taxing tribunal (where the operations of the Businesses are subject to Tax) Tax Returns which include all income, gains, losses, deductions and credits attributable to the operations of the Business for the period on or after the applicable Closing Date and (B) make timely payments of, and indemnify and hold the Selling Entities harmless from and against, all Taxes required to be reflected on such Tax Returns.

     (b)   Transaction Taxes.
           -----------------

           (i) Liability, Indemnification and Payment. (A) Intergraph (Italia)
               --------------------------------------
           L.L.C. and Unigraphics Solutions S.p.A. agree to equally share and pay the 3% Italian registration tax and the cost of the third party appraisal. (B) If, contrary to the considered judgment of the parties' as set forth in
          Section 10.13(b)(ii) below, any sales and use taxes are imposed by any taxing authority, tax or revenue service, or tax tribunal within the state of Alabama (the "Alabama Sales and Use Taxes"), the party upon which such Alabama Sales and Use Taxes are legally imposed shall pay such sales and use taxes and any related interest, penalty, etc. to the applicable taxing authority and the other party shall promptly pay to, indemnify and hold the paying party harmless from and against 50% of such Alabama Sales and Use Taxes and any related interest, penalty, etc. (C) The Acquiring Entities shall pay, and indemnify and hold the Selling Entities harmless from and against, all other Transaction Taxes ("Other Transaction Taxes"). (D) In every case where a payment of Transaction Taxes is required to be made directly by the indemnitee to the relevant taxing authority, (i) the indemnifying party shall pay to the indemnitee the amount of such Transaction Taxes which are required to be paid by the indemnitee within thirty (30) days of the date that the indemnitee furnishes the indemnifying party with written notice and documentation proving that such Transaction Taxes are due and payable by the indemnitee to the applicable taxing authority and
          (ii) such amount shall bear interest at 18% per annum if not paid within such thirty (30) day period. In this regard, Transaction Taxes shall not be deemed to be due and payable by the indemnitee during any period in which such Transaction Taxes may legally be contested without advance payment, unless the indemnifying party requests the indemnitee to make payment of such Transaction Taxes.

          (ii) Planning and Cooperation. Each of the Selling Entities and each
               ------------------------
          of the Acquiring Entities (A) believe, based on their separate and independent research, that each of the transfers provided for in this Agreement are transfers of a business as a going concern, if and to the extent allowable under applicable Legislative Enactments with respect to value added taxes ("VAT") (if this belief proves to be in error, the Selling Entities shall invoice the Acquiring Entities for any such VAT.), (B) believe, based on their separate and independent research, that each of the transfers provided for in this Agreement qualify as transfers that are exempt from Alabama Sales and Use Taxes, based on the casual sale and other allowable exemptions, and (C) shall act in a manner consistent with the foregoing. In the event that there is any assertion or determination that VAT, Alabama Sales and Use Tax, or Other Transaction Tax applies or may apply in connection with any transactions under this Agreement, or in connection with any transactions under this Agreement as to which any type of Other Transaction Tax does or may apply, the applicable Selling Entities and the applicable Acquiring Entities shall, in consultation and cooperation with each other and on a timely basis and commercially reasonable basis, give such notices, make such filings and requests, adopt such reporting positions, provide such information, and appear before such tax or revenue service, taxing authority, or taxing tribunal as are required, desirable, or reasonably requested by the other party, in an effort to maintain that such transfers are exempt or otherwise outside the scope of VAT, the Alabama Sales and Use Tax, or Other Transaction Taxes (as the case may be), in order to obtain or perfect an exemption of such transactions from VAT, the Alabama Sales and Use Tax, or Other Transaction Taxes (as the case may be), in order to obtain a reduction in rates for VAT applicable to such transactions, or in order to obtain a recovery of any VAT, Alabama Sales and Use Tax, or Other Transaction Tax (as the case may be) paid with respect to such transactions. Notwithstanding anything in this Section 10.13(b)(ii) to the contrary, however, no party (the "first party") shall be required to take any action requested by the other party (the "requesting party") which results or could reasonably result in an increase in the amount of Taxes or Transaction Taxes imposed upon the first party or its Affiliates, unless the requesting party agree to indemnify the first party and its Affiliates for the amount of any such increase in Taxes or Transaction Taxes. Further, no party will be required to take any action requested by the other party that is not based on accepted tax practice and the legal requirements regarding the Transaction Tax involved.

          (iii)  Audits, Litigation, and other Contests. (A) Each party shall
                 --------------------------------------
          promptly provide the other party with written notice of any claim, or of the commencement of any audit or proceeding, together with copies of all correspondence, notices or other documents relating thereto, which may result in increased Transaction Taxes. (B) In the case of Alabama Sales and Use Taxes, both Intergraph and USI shall jointly control the contest of such sales and use taxes, both Intergraph and USI shall keep each other fully informed of all proceedings relating to Alabama Sales and Use Taxes, both Intergraph and USI shall take such steps as are reasonably requested by the other party in order to allow such other party to participate in any contest of such Alabama Sales and Use Taxes, and neither Intergraph nor USI shall be permitted to settle or compromise the dispute of Alabama Sales and Use Taxes without the written consent of the other party. However, either party can pay its 50% share of any disputed Alabama Sales and Use Taxes (and any related interest, penalties, etc.) at any time by notifying and paying to the other party such 50% share of disputed Alabama Sales and Use Taxes and any related interest, penalties, etc. that have accrued through such date of payment. In cases where a party (the "surrendering party") pays its 50% share of disputed Alabama Sales and Use Taxes in accordance with the preceding sentence, the surrendering party shall provide the other party (the "continuing party") with powers of attorney or other appropriate documents which will enable the continuing party to fully control and continue the dispute, shall not take any actions or disclose any information that would adversely affect the continuing party's conduct or resolution of the dispute, and shall be released of any further liability with respect to, and shall not share in any favorable resolution of, the disputed Alabama Sales and Use Taxes. (C) The Acquiring Entities shall, in their sole discretion, control and direct the conduct of any audit or inquiry or any administrative or judicial appeal or other proceeding regarding Other Transaction Taxes, each Selling Entity shall provide any Acquiring Entity who so requests with powers of attorney or other appropriate documents which will enable the Acquiring Entity to conduct any such proceeding, and each Selling Entity agrees to furnish the Acquiring Entities with such information and documentation as is reasonably requested by the Acquiring Entities in connection with such proceedings. The Acquiring Entity may, in its sole discretion, agree to pay, settle, compromise, or concede any contest or claim relating to Other Transaction Taxes.

           (iv) Record Retention.  Each party will retain all Tax Returns,
                ----------------
           schedules, material records, workpapers or other documents relating to Transaction Taxes until the expiration of the statute of limitations (including extensions) for assessing or collecting such Transactions Taxes. Before any tax records or documents are destroyed, the party holding such records shall notify the other party of its intent to destroy them and shall offer any such records to the other party. If the other party wishes to receive such records, it shall notify the party holding the records or documents within 45 days of receipt of notice of the other party's intent to destroy, and will be liable for any costs related to the transfer of such records.

     10.14 Number and Gender.  Unless the context otherwise requires, the
           -----------------
singular and plural forms in this Agreement shall be mutually inclusive, and the masculine, feminine and neuter forms in this Agreement shall be mutually inclusive.

     10.15 Section Headings, Schedules, Etc.  The cover page and table of
           --------------------------------
contents preceding this Agreement and the headings of the various sections of this Agreement and the Schedules hereof and Exhibits hereto are for convenience of reference only and do not, and shall not be deemed to, modify, define, expand or limit any of the terms or provisions hereof. Any item referenced in a Schedule hereto is deemed to be disclosed only with respect to the specific Section number of this Agreement which is explicitly referenced in the Schedule. Any item referenced in a Schedule hereto is deemed to be disclosed only with respect to the specific country corresponding to such Schedule. The absence of any Schedule hereto, the purpose of which is set forth exceptions or other qualifications to the representations and warranties hereunder, shall be deemed to state that no such exceptions or qualifications exist.

     10.16 Complete Agreement; Counterparts.  This document and the documents
           --------------------------------
(including Exhibits and Schedules) referred to herein, contain the complete agreement and understanding of the parties hereto and thereto with respect to the matters covered hereby and thereby, and they rescind and supersede any prior agreements and understandings which may have in any way related to the subject matter hereof and thereof, including without limitation those matters set forth in those certain letters, dated October 10, 1997, November 4, 1997 and January 28, 1998, from EDS to Intergraph specifically therein agreed to be binding upon EDS and Intergraph. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. This Agreement may be executed by the parties hereto in several counterparts, and, when so executed and delivered, shall be an original as against any party whose signature appears thereon, but all such counterparts shall together constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof each executed by less than all, but together executed by all, of the parties hereto. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Notwithstanding anything to the contrary contained in this Agreement, it is the explicit intention of the parties hereto that no party is making any representation or warranty whatsoever, express or implied, beyond those expressly given in Articles III and IV hereof and those expressly set forth in any of the Exhibits hereto, including, but not limited to, any implied warranty or representation as to condition, merchantability, fitness for any particular purpose, or suitability of the Acquired Assets.

     10.17 Severability.  If any provision of this Agreement or the application
           ------------
of any such provision to any Person or circumstance, shall be declared judicially to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is legal and enforceable and that achieves the same objective.

     10.18 No Third Party Beneficiaries.  Nothing in this Agreement is intended
           ----------------------------
or shall be construed to give any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     10.19 Inconsistencies.  The provisions of the Closing Agreements supplement
           ---------------
the provisions of this Agreement; provided, however, that to the extent that the
                                  --------  -------
provisions of any Closing Agreement are in any respect inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern and control; provided further that to the extent that the application of Section
         -------- -------                                            -------
10.9 to any instrument of transfer, conveyance and assignment delivered pursuant
----
to a Closing Agreement would render the transfer, conveyance or assignment contemplated thereby ineffective or invalid, any governing law provisions otherwise specified in such instrument of transfer, conveyance and assignment shall govern and control.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their respective duly authorized officers or representatives, all as of the day and year first above written.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


                                       INTERGRAPH CORPORATION


                                       By: /s/ John W. Wilhoite
                                          --------------------------------------
                                               John  W. Wilhoite, Vice President

                                       INTERGRAPH GMBH (OSTERREICH)
                                       INTERGRAPH BENELUX BV
                                       INTERGRAPH CANADA LTD.
                                       INTERGRAPH CR S.R.O.
                                       INTERGRAPH CAD/CAM (DANMARK) A/S

                                       INTERGRAPH FINLAND OY
                                       INTERGRAPH FRANCE SA
                                       INTERGRAPH (DEUTSCHLAND) GMBH
                                       INTERGRAPH (ITALIA) L.L.C.
                                       INTERGRAPH JAPAN K.K.
                                       INTERGRAPH KOREA LTD.
                                       INTERGRAPH DE MEXICO, S.A. DE C.V.
                                       INTERGRAPH EUROPEAN
                                             MANUFACTURING L.L.C.
                                       INTERGRAPH NORGE AS
                                       INTERGRAPH EUROPE (POLSKA) SP.Z.O.O.
                                       INTERGRAPH SYSTEMS PTE. LTD.
                                       INTERGRAPH (PORTUGAL) SISTEMAS DE
                                             COMPUTACAO GRAFICA S.A.
                                       INTERGRAPH ESPANA, S.A.
                                       INTERGRAPH (SVERIGE) AB
                                       INTERGRAPH (SWITZERLAND) AG
                                       INTERGRAPH (UK) LTD.



                                       By:  /s/ John W. Wilhoite
                                          -------------------------------------
                                                John  W. Wilhoite,
                                                as attorney in fact

                                       UNIGRAPHICS SOLUTIONS INC.



                                       By:  /s/ H. Timothy Hatfield
                                          -------------------------------------
                                          H. Timothy Hatfield, Vice President

                                       UNIGRAPHICS SOLUTIONS
                                       HANDELSGESELLSCHAFT M.B.H.

                                       UNIGRAPHICS SOLUTIONS N.V.

                                       UNIGRAPHICS SOLUTIONS CANADA LTD.

                                       UNIGRAPHICS SOLUTIONS DANMARK
                                       A/S

                                       UNIGRAPHICS SOLUTIONS FRANCE SAS
                                       UNIGRAPHICS SOLUTIONS GMBH
                                       UNIGRAPHICS SOLUTIONS S.P.A.
                                       UNIGRAPHICS SOLUTIONS JAPAN LTD.
                                       UNIGRAPHICS SOLUTIONS DE MEXICO,
                                       S.A. DE C.V.
                                       UNIGRAPHICS SOLUTIONS B.V.
                                       UNIGRAPHICS SOLUTIONS NORGE AS
                                       UNIGRAPHICS SOLUTIONS PTE. LIMITED
                                       UNIGRAPHICS SOLUTIONS ESPANA, S.A.

                                       UG SOLUTIONS AB

                                       UNIGRAPHICS SOLUTIONS AG

                                       UNIGRAPHICS SOLUTIONS LTD.


                                       By:  /s/ H. Timothy Hatfield
                                          -------------------------------------
                                                H. Timothy Hatfield,
                                                as attorney in fact

The undersigned is executing this Agreement to acknowledge its obligations under
Section 6.6.


                               ELECTRONIC DATA SYSTEMS
                               CORPORATION



                               By: /s/ D. Gilbert Friedlander
                                  ---------------------------------------------
                                  D. Gilbert Friedlander, Senior Vice President